WEALTH-BULDING OPPORTUNITY

OHIO NATIONAL
FUND, INC.

                        [OHIO NATIONAL FUND INC. LOGO]



                                                       SEMI-ANNUAL REPORT

                                                       Ohio National Fund, Inc.

                                                       JUNE 30, 1998

OHIO NATIONAL
FINANCIAL SERVICES

                                                                         [PHOTO]
PRESIDENT'S
MESSAGE

Dear Investor:

First, I want to thank you for being an investor in the Ohio National Fund. All of us here appreciate your support.

   We are pleased to provide you with an update of Ohio National Fund's performance and investment activity for the six months ended June 30, 1998. It was an exciting time for the Fund. Highlights included the addition of several new portfolios and the continued strong growth in net assets, which surpassed the $1 billion milestone and stood at $1.07 billion as of mid-year.

Looking Back

For some time now we have enjoyed an economic climate of reasonable growth, low unemployment, modest interest rates, subdued inflation and stable corporate earnings. Over the past year and a half, however, while the overall direction has continued to be favorable, the journey has not been an especially smooth one for many investors. In the past 18 months, diversified U.S. stock mutual funds have had three calendar quarters of gains and three calendar quarters of losses.

   Blue chip stocks have continued to be strong performers, despite higher valuations than smaller stocks and pressures on earnings due to sinking currencies and economic turbulence throughout Asia. Also advancing, although not nearly at the same pace as the large caps, have been the stocks of midsize and small companies. Abroad, European equities have enjoyed a solid advance on the strength of a long-term trend of improving corporate performance and optimism over an improved investment climate accompanying the forthcoming introduction of the "euro" common currency. Continued economic turmoil in Asia has driven down emerging markets' equities substantially. As for bonds, the fundamentals underpinning the U.S. bond market are as strong as at any time in recent memory.

New Portfolios

We welcomed four new portfolios to Ohio National Fund on May 1, 1998. Three - the Blue Chip, Equity Income, and High Income Bond portfolios - are managed by Federated Advisers. The fourth - the Small Cap Growth Portfolio - is managed by Robertson Stephens Investment Management. The addition of these portfolios further expands the Fund's investment spectrum and offers greater opportunities for diversification for our investors. Please note that portfolio availability varies by contract.

Looking Ahead

Markets in the United States and Europe thus far have shown remarkable resilience amid fears that Asia has not yet reached the bottom of its economic cycle. The "flight to quality" - cash inflow diverted from battered foreign markets - is in part helping keep the demand for stocks high.

   Inflation is low and is expected to stay in check, at least in the near-term, as their regional economic tempest causes Asian companies to send their goods to the U.S. at deeply reduced prices and prevents their competitors in the U.S. from raising their own prices. Low interest rates could help prolong the U.S. economic expansion by sustaining the booming housing industry and making loans for capital investment more affordable. Still, a strong dollar, rising labor costs and Asia's downturn are combining to temper corporate profitability and in turn slow earnings growth among larger companies. The time may be approaching when many midsize and small companies with limited exposure to Asia and less economic sensitivity generate higher relative earnings growth.

In Closing

Information on your investments is contained in the following pages. We are proud that Ohio National Fund is able to provide its investors with the sound results documented herein. Please note in reviewing performance results that rates of return under variable contracts differ from those of the underlying portfolios because of applicable charges for mortality and expenses. Please contact your registered representative for additional information on the financial protection and tax-deferred accumulation options afforded by your variable annuity or variable universal life insurance contract. As your needs change over time, he or she stands ready to serve you.

   Thank you again for the confidence you have placed in Ohio National Fund as you pursue your wealth-building endeavors. Be assured that we will make every effort to continue to merit that confidence.

Best regards,


/s/ John J. Palmer

John J. Palmer





--------------------------------------------------------------------------------
Directors and Officers of Ohio National Fund, Inc.
John J. Palmer, President and Director
Ronald L. Benedict, Secretary and Director
George E. Castrucci, Director
Ross Love, Director
George M. Vredeveld, Director
Joseph P. Brom, Vice President
Michael A. Boedeker, Vice President
Stephen T. Williams, Vice President
Dennis R. Taney, Treasurer
Theresa M. Brunsman, Assistant Secretary
William J. Hilbert, Jr., Compliance Director and Assistant Treasurer


This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Equities, Inc. (Member NASD/SIPC) One Financial Way, Cincinnati, Ohio 45242, telephone 513.794.6100. 8/98

EQUITY PORTFOLIO
Ohio National Fund, Inc.

OBJECTIVE

The principal investment objective of the Equity Portfolio is long-term capital growth. Current income is a secondary objective.

PERFORMANCE AS OF JUNE 30, 1998

AVERAGE ANNUAL TOTAL RETURNS:
One-year                      14.60%
Five-year                     15.94%
Ten-year                      13.11%
Since inception (1/14/71)     11.20%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS

We continued to see an increasing yet volatile stock market, led by the blue chips and a select number of growth stocks, during the first half of 1998. The valuation spread between the largest companies and most others is near an all-time high. The breadth of the stock market's advance has narrowed considerably. Interest rates moved lower during the period. The interest rate spread between Treasury securities and corporate bonds widened as the second quarter came to an end.

   Total return for the Equity Portfolio was 8.83 percent through mid-year. The portfolio's invested position averaged 93 percent in common stocks and related securities during the period. The strongest performing sectors were Consumer Staples, Financial Services, Health Care and Technology. The weaker performing sectors included Energy, Capital Goods and Real Estate.

   We will continue to reduce the number of equity holdings in the portfolio. We expect the stock market volatility to continue through the remainder of the year as investors contend with Asian concerns, potential slowdowns in other parts of the world, Year 2000 issues and reduced corporate profits. On the other hand, several countries continue to experience steady economic growth, and many companies (small, medium and large) should continue to report very good earnings growth. Investments in these areas and companies should provide positive results for investors over time.

CHANGE IN VALUE OF $10,000 INVESTMENT



                              Equity Portfolio                 S&P Index
                            (Commenced operations
                             January 14,1971)
Date                               Value                         Value
12/31/86                        $ 9,701.00                    $ 9,806.00
12/31/88                         12,367.08                     12,052.80
12/31/90                         14,649.66                     15,345.68
12/31/92                         18,935.20                     21,568.35
12/31/94                         21,659.01                     24,033.86
12/31/96                         32,607.70                     40,653.06
06/30/98                         41,934.12                     63,763.22









Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

TOP 10 STOCKS AS OF JUNE 30, 1998


                                              % of Portfolio

1.  Cisco Systems, Inc                              2.64
2.  General Electric                                2.32
3.  American International Group                    1.97
4.  Camco International Inc                         1.63
5.  Monsanto Co                                     1.51
6.  Texas Instruments                               1.49
7.  Microsoft Corp                                  1.38
8.  AlliedSignal                                    1.33
9.  Xerox Corp                                      1.30
10. Owens-Illinois                                  1.29


TOP 5 INDUSTRIES AS OF JUNE 30, 1998

                                             % of Portfolio
Technology                                        15.89
Capital Goods                                     15.30
Consumer Cyclical                                 13.17
Finance                                           12.72
Basic Materials                                    9.45

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS                               JUNE 30, 1998 (UNAUDITED)

                                                        MARKET
   SHARES               COMMON STOCK                    VALUE
-----------------------------------------------------------------
                 AEROSPACE (3.3%)
       94,000    Allied Signal, Inc.                  $4,171,250
       22,632    Boeing Co.                            1,008,539
       64,000    Raytheon Co.                          3,784,000
       31,350    Rockwell International Corp.          1,506,759
                                                   --------------
                                                      10,470,548
                                                   --------------
                 AUTOMOTIVE AND RELATED (3.2%)
       22,500    Arvin Industries, Inc.                  817,031
       45,400    Cooper Tire & Rubber                    936,375
       31,000    Chrysler Corp.                        1,747,625
       29,400    Eaton Corp.                           2,285,850
       39,184    Ford Motor Co.                        2,311,856
            1    Meritor Automotive                           24
       20,000    Magna International, Inc.             1,372,500
       47,000    Walbro Corp.                            663,875
                                                   --------------
                                                      10,135,136
                                                   --------------
                 BANKING (3.9%)
       52,920    Charter One Financial Inc.            1,782,743
       23,880    First Star Bancorp                      576,105
       42,000    First Union Corp.                     2,446,500
       40,000    Flagstar Bancorp                        975,000
       45,000    Mellon Bank Corp.                     3,133,125
       19,574    Nationsbank Corp.                     1,497,411
       11,000    Star Banc Corp.                         702,625
       30,750    Susquehanna Bancshares Inc.           1,149,281
                                                   --------------
                                                      12,262,790
                                                   --------------
                 BUSINESS SERVICES (3.9%)
      132,500  * Alternative Resources Inc.            1,639,688
      110,000    First Data Corp.                      3,664,375
       61,000  * Lo Jack                                 758,687
       95,000    Manpower Inc.                         2,725,313
      101,000    Reynolds & Reynolds CL A              1,836,937
       35,000    Standard Register Co.                 1,238,125
       23,000    Wackenhut Corp. CL B                    494,500
                                                   --------------
                                                      12,357,625
                                                   --------------
                 COMMUNICATIONS (1.6%)
      138,250    Andrew Corp.                          2,497,141
       20,625    Mastec Inc.                             492,422
       40,000    Motorola Inc.                         2,102,500
                                                   --------------
                                                       5,092,063
                                                   --------------
                 COMPUTER AND RELATED (14.2%)
       56,500  * 3Comm Corp.                           1,733,844
       90,000    Cisco Systems, Inc.                   8,285,625
       63,000    Computer Associates                   3,500,437
       28,000  * Computer Sciences Corp.               1,792,000
       60,000    Hewlett-Packard Co.                   3,592,500
       53,000    Intel Corp.                           3,928,625
       33,000  * LSI Logic                               761,062
       90,000    MacNeal-Schwendler Corp.                883,125
       40,000  * Microsoft Corp.                       4,335,000
       47,058  * Seagate Technology                    1,120,569
       45,742    Solectron Corp.                       1,924,023
       80,000  * Sun Microsystems, Inc.                3,475,000
       67,500    Symbol Technologies                   2,548,125
       80,000    Texas Instruments, Inc.               4,665,000
       50,000  * Zebra Tech Corp., CL A                2,137,500
                                                   --------------
                                                      44,682,435
                                                   --------------

                 CHEMICALS (5.4%)
       35,000    E I DuPont De Nemours & Co.          $2,611,875
       96,000    Engelhard Corp.                       1,944,000
       50,000    Hercules Inc.                         2,056,250
       38,750    Hanson Trust PLC                      1,174,609
       35,300    Mineral Technologies Inc.             1,795,888
       85,000    Monsanto Co.                          4,749,375
       66,000    OM Group, Inc.                        2,722,500
                                                  ---------------
                                                      17,054,497
                                                  ---------------
                 CONTAINERS (1.3%)
       90,000  * Owens-Illinois, Inc.                  4,027,500
                                                  ---------------

                 DRUGS (1.2%)
       86,000  * Applied Analytical Industries         1,236,250
       64,000    Abbott Laboratories                   2,616,000
                                                  ---------------
                                                       3,852,250
                                                  ---------------
                 ELECTRICAL EQUIPMENT (6.8%)
       50,000  * Advanced Lighting                     1,162,500
       60,000    Analog Devices, Inc.                  1,473,750
      100,000  * Anixter Intl. Inc.                    1,906,250
       96,700    BMC Industries, Inc.                    846,125
       31,500    Federal Signal Corp.                    765,844
       80,000    General Electric Co.                  7,280,000
       49,000    Hubbell Inc. Class B Shares           2,039,625
       45,000  * Richey Electronics Inc.                 351,562
       40,000    Varian Associates, Inc.               1,560,000
       40,000    Xerox Corp.                           4,065,000
                                                  ---------------
                                                      21,450,656
                                                  ---------------
                 FINANCIAL SERVICES (0.5%)
       20,269  * Associates 1st Capital Corp.          1,558,179
                                                  ---------------

                 ENTERTAINMENT AND LEISURE (1.0%)
       75,000    Cedar Fair                            2,071,875
       60,000  * Livent Inc.                             525,000
       60,000  * Royal Olympic Cruise Lines              600,000
                                                  ---------------
                                                       3,196,875
                                                  ---------------
                 FOOD AND RELATED (1.2%)
       80,000    Food Lion Inc.                          850,000
       25,500    H.J. Heinz Co.                        1,431,188
       45,000    Panamerican Beverages, Inc.           1,414,687
                                                  ---------------
                                                       3,695,875
                                                  ---------------
                 FORESTRY AND PAPER PRODUCTS (1.4%)
       66,000    Boise Cascade Corp.                   2,161,500
       72,050    Sonoco Products                       2,179,513
                                                  ---------------
                                                       4,341,013
                                                  ---------------
                 HOTEL/LODGING (1.0%)
       50,000  * Guest Supply Inc.                       837,500
       50,000    La Quinta Inns                        1,056,250
       60,000  * Mirage Resorts Inc.                   1,278,750
                                                  ---------------
                                                       3,172,500
                                                  ---------------
                 HOUSING, FURNITURE & RELATED (2.4%)
      150,000    Clayton Homes, Inc.                   2,850,000
       64,000    Newell Co.                            3,188,000
      100,000    Shelby Williams                       1,500,000
                                                  ---------------
                                                       7,538,000
                                                  ---------------


                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                               JUNE 30, 1998 (UNAUDITED)



                                                       MARKET
   SHARES                 COMMON STOCK                  VALUE
-----------------------------------------------------------------
                 INDUSTRIAL SERVICES (1.1%)
       52,000    Mapics Inc.                          $1,023,750
       20,500  * Medar Inc.                               43,563
       50,000    Regal Beloit                          1,425,000
       20,000    York International, Corp.               871,250
                                                   --------------
                                                       3,363,563
                                                   --------------
                 INSURANCE SERVICES (5.4%)
       30,454    Aegon NV                              2,634,270
       42,187    American International Group          6,159,302
       36,000    Chubb Corp.                           2,893,500
       40,000    Equitable Cos., Inc.                  2,997,500
       53,000    St. Paul Cos.                         2,229,313
                                                   --------------
                                                      16,913,885
                                                   --------------
                 MACHINERY (2.7%)
       48,000    Caterpillar, Inc.                     2,538,000
       30,000    Deere & Company                       1,586,250
       80,250    Hardinge Inc.                         1,956,094
       43,000    Modine Manufacturing Inc.             1,488,875
       54,000    Stewart & Stevenson                     972,000
                                                   --------------
                                                       8,541,219
                                                   --------------
                 MEDIA AND PUBLISHING (0.6%)
       55,000    CBS                                   1,746,250
                                                   --------------

                 MEDICAL AND RELATED (6.7%)
       35,000    Allegiance Corp.                      1,793,750
       37,500    Baxter International                  2,017,969
       41,500  * Cephalon Inc.                           326,812
       50,700  * Foundation Health Corp.               1,337,213
       75,000  * Healthsouth Corp.                     2,001,562
       30,000  * Humana Inc.                             935,625
       71,000    Kendle International Inc.             2,147,750
       90,000    Mylan Laboratories                    2,705,625
       23,800  * National Healthcare-LP                  785,400
      103,313    Quorum Health Group Inc.              2,737,781
       80,000  * Sola Industries                       2,615,000
       28,000    United Healthcare Corp.               1,778,000
                                                   --------------
                                                      21,182,487
                                                   --------------
                 METALS AND MINING (2.6%)
        7,000    Amcast Industrial Corp.                 130,375
       55,000    Crown Cork & Seal Co.                 2,612,500
       32,000    Phelps Dodge Corp.                    1,830,000
       89,000    Worthington Industries                1,340,563
       60,700    Wolverine Tube, Inc.                  2,306,600
                                                   --------------
                                                       8,220,038
                                                   --------------
                 OIL, ENERGY AND NATURAL GAS (9.0%)
       65,000  * Belco Oil & Gas                         560,625
       65,500    Camco International, Inc.             5,100,813
       27,000    Chevron Corp.                         2,242,687
       40,000    Kerr-McGee Corp.                      2,315,000
      125,000  * Louis Dreyfus Natural Gas             2,367,188
      100,000  * Matrix Services CO.                     725,000
       30,000  * Offshore Logistics Inc.               1,153,750
       35,000    Pacific Gulf Properties                 745,937
       85,000    Santa Fe Energy Resources               913,750
       40,000    Schlumberger, Ltd.                    2,732,500
      110,000  * Tesoro Petroleum                      1,746,250
       28,000    UGI Corp.                               696,500

                 OIL, ENERGY AND NATURAL GAS (CONT.)
       47,850    Ultramar Diamond Shamrock            $1,510,266
       45,000    Westcoast Energy, Inc.                1,004,062
      102,000    Williams Cos. Inc.                    3,442,500
       92,500    Wiser Oil                             1,023,281
                                                  ---------------
                                                      28,280,109
                                                  ---------------
                 REAL ESTATE AND LEASING (2.9%)
       32,500    Berkshire Realty                        379,844
       28,000    Camden Property Trust REIT              833,000
       60,000    Corporate Office Properties             532,500
       76,000    Commercial Net Lease Realty           1,230,250
       37,500    First Industrial Realty Trust         1,192,969
       16,400    Great Lakes REIT                        285,975
       55,000    Healthcare Realty Trust               1,498,750
       67,250    Liberty Property Trust                1,719,078
       29,500    National Health Investors, Inc.         977,188
       18,500    Regency Realty Corp.                    464,812
                                                  ---------------
                                                       9,114,366
                                                  ---------------
                 RESTAURANTS (0.8%)
       84,000  * Buffets, Inc.                         1,317,750
       51,800    Consolidated Products Inc.            1,094,275
                                                  ---------------
                                                       2,412,025
                                                  ---------------
                 RETAIL (0.1%)
       35,000  * Ridgeview Inc.                          210,000
                                                  ---------------

                 RETIREMENT/AGED HOMES (0.3%)
       79,700  * Capital Senior Living Corp.             956,400
                                                  ---------------

                 TEXTILES AND RELATED (0.9%)
       25,000    Oxford Industries, Inc.                 873,437
       47,000    Warnaco Group, CL. A                  1,994,563
                                                  ---------------
                                                       2,868,000
                                                  ---------------
                 TRANSPORTATION AND EQUIPMENT (4.6%)
       44,000  * Atlas Air Inc.                        1,487,750
       63,000  * Avondale Industries Inc.              1,738,409
       26,000    Burlington Northern, Inc.             2,552,875
       45,000    CNF Transportation Inc.               1,912,500
       70,649    Halter Marine Group Inc.              1,064,151
       75,000    Norfolk Southern Corp.                2,235,937
       56,800    Trinity Industries                    2,357,200
       49,000  * Wisconsin Central Transportation      1,071,875
                                                  ---------------
                                                      14,420,697
                                                  ---------------
                 UTILITIES (0.6%)
       27,500    FPL Group, Inc.                       1,732,500
                                                  ---------------

                 MISCELLANEOUS (0.4%)
       64,000    Pall Corp.                            1,312,000
                                                  ---------------

                 TOTAL COMMON STOCKS
                    (91.0%) (COST  $163,593,941)    $286,161,481
                                                  ---------------


                                                     MARKET
   SHARES                    WARRANTS                 VALUE
-----------------------------------------------------------------
       95,000    Medar Warrants $6.86                    $40,850
                                                  ---------------

                 TOTAL WARRANTS
                    (0.0%) (COST  $40,850)               $40,850
                                                  ---------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                               JUNE 30, 1998 (UNAUDITED)


                                                          MARKET
   SHARES        PREFERRED STOCK                           VALUE
-----------------------------------------------------------------

                 BANKING (0.3%)
       30,000    National Australia  Bank LTD Conv.     $860,625
                                                   --------------

                 COMPUTER & RELATED (0.1%)
       24,000    General Datacommunications 9% Conv.     324,000
                                                   --------------

                 FINANCIAL SERVICES (0.1%)
       11,000    Money Store 6.5% Conv.                  344,916
                                                   --------------

                 METALS AND MINING (0.3%)
       50,000    Freeport McMoRan Copper & Gold,
                    Series B                           1,059,375
                                                   --------------

                 OIL AND GAS (0.2%)
       15,000    Howell Corp. $3.50 Series A Conv.       645,000
                                                   --------------

                 REAL ESTATE (0.2%)
       20,000    Camden Property Tr. 9% Series A Conv.   530,000
                                                   --------------

                 TOTAL PREFERRED STOCK
                    (1.2%) (COST  $4,737,838)         $3,763,916
                                                   --------------

    FACE                                                  MARKET
   AMOUNT        CONVERTIBLE DEBENTURES                    VALUE
-----------------------------------------------------------------
                 ELECTRICAL EQUIPMENT (0.3%)
   $1,100,000    Richey Electric
                    7.00%  due 03-01-06               $1,009,250
                                                   --------------

                 INDUSTRIAL SERVICES (0.1%)
      475,000    Medar Inc.
                    12.95%  due 06-30-05                 434,150
                                                   --------------

                 METAL FABRICATING (0.3%)
      900,000    INCO, Ltd.
                    7.75%  due 03-15-16                  862,875
                                                   --------------

                 OIL, ENERGY AND NATURAL GAS (0.3%)
      800,000    Offshore Logistics
                    6.00%  due 12-15-06                  826,000
                                                   --------------

                 TOTAL CONVERTIBLE
                    (1.0%) (COST $3,246,900)          $3,132,275
                                                   --------------



    FACE                                                  MARKET
   AMOUNT                    SHORT-TERM NOTES              VALUE
----------------------------------------------------------------------
                     AUTOMOTIVE AND RELATED (0.5%)
   $1,721,000        General Motors
                        5.580%  07-15-98                   $1,717,265
                                                      ----------------

                     ELECTRICAL EQUIPMENT (0.9%)
    2,981,000        G.E. Capital
                        5.600%  07-13-98                    2,975,435
                                                      ----------------

                     FINANCIAL SERVICES (2.9%)
    2,157,000        American Express
                        5.540%  07-09-98                    2,154,345
    2,046,000        American General
                        5.570%  07-06-98                    2,044,417
    2,415,000        Associates Corp.
                        5.450%  07-02-98                    2,414,634
    2,355,000        CIT Group Holdings
                        5.520%  07-01-98                    2,355,000
                                                      ----------------
                                                            8,968,396
                                                      ----------------
                     INSURANCE SERVICES (1.4%)
    4,275,000        Prudential Funding
                        5.570%  07-10-98                    4,269,047
                                                      ----------------

                     RETAIL (0.9%)
    2,936,000        Sears Roebuck
                        5.540%  07-08-98                    2,932,837
                                                      ----------------

                     TOTAL SHORT-TERM NOTES
                        (6.6%)  (COST $20,862,980)        $20,862,980
                                                      ----------------


                     TOTAL HOLDINGS
                        (COST  $192,482,509)(A)          $313,961,502
                                                      ================




*Non-income producing securities.
(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

                                                       JUNE 30, 1998 (UNAUDITED)

Assets:
   Investments in securities at market value
     (note 1) (cost $192,482,509) .................... $313,961,502
   Cash in bank ......................................        4,459
   Receivable for fund shares sold ...................      150,147
   Dividends and accrued interest receivable .........      447,344
   Other .............................................       20,368
                                                    ----------------

     Total assets ....................................  314,583,820
                                                    ----------------

Liabilities:
   Payable for investment management services
     (note 3) ........................................      133,478
   Other accrued expenses ............................       86,359
                                                    ----------------
     Total liabilities ...............................      219,837
                                                    ----------------

Net assets at market value ........................... $314,363,983
                                                    ================

Net assets consist of:
   Par value, $1 per share ...........................   $8,199,221
   Paid-in capital in excess of par value ............  176,706,812
   Accumulated undistributed net realized gain on
     investments .....................................    7,943,682
   Net unrealized appreciation on investments (note 1)  121,478,993
   Undistributed net investment income ...............       35,275
                                                   ----------------


Net assets at market value ........................... $314,363,983
                                                    ================

Shares outstanding (note 4) ..........................    8,199,221

Net asset value per share ............................       $38.34
                                                    ================


STATEMENT OF OPERATIONS
                                  FOR SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

Investment income:
   Interest .......................................     $938,379
   Dividends ......................................    1,941,509
                                                   --------------

     Total investment income ......................    2,879,888
                                                   --------------

Expenses:
   Management fees (note 3) .......................      802,042
   Custodian fees (note 3) ........................       34,400
   Directors' fees (note 3) .......................        6,885
   Professional fees ..............................       15,876
   Accounting and transfer agent fees .............      116,384
   Filing fees ....................................        7,012
   Printing, proxy and postage fees ...............       38,716
   Other ..........................................        2,590
                                                   --------------

     Total expenses ...............................    1,023,905
                                                   --------------

     Net investment income ........................   $1,855,983
                                                   --------------

Realized and unrealized gain on investments:
   Net realized gain from investments .............   $7,943,682
   Net increase in unrealized appreciation on
     investments ..................................   15,836,295
                                                   --------------

       Net gain on investments ....................   23,779,977
                                                   --------------

       Net increase in net assets from operations .  $25,635,960
                                                   ==============




   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                        Six Months Ended
                                                                             6-30-98           Year Ended
                                                                           (Unaudited)          12-31-97
                                                                        ----------------    ----------------
From operations:
   Net investment income ..........................................      $   1,855,983       $   3,800,104
   Realized gain on investments ...................................          7,943,682          13,144,695
   Unrealized gain on investments .................................         15,836,295          26,148,841
                                                                         -------------       -------------
     Net increase in assets from operations .......................         25,635,960          43,093,640
                                                                         -------------       -------------

Dividends and distributions to shareholders:
   Dividends paid from net investment income ......................         (1,823,142)         (4,788,921)
   Capital gains distributions ....................................            (73,823)        (15,187,264)
                                                                         -------------       -------------
     Total dividends and distributions ............................         (1,896,965)        (19,976,185)
                                                                         -------------       -------------

From capital share transactions (note 4):
   Received from shares sold ......................................         16,415,455          38,790,194
   Received from dividends reinvested .............................          1,896,965          19,976,185
   Paid for shares redeemed .......................................        (15,759,607)        (26,588,013)
                                                                         -------------       -------------
     Increase in net assets derived from capital share transactions          2,552,813          32,178,366
                                                                         -------------       -------------

       Increase in net assets .....................................         26,291,808          55,295,821

Net Assets:
   Beginning of period ............................................        288,072,175         232,776,354
                                                                         -------------       -------------

   End of period (a) ..............................................      $ 314,363,983       $ 288,072,175
                                                                         =============       =============

(a) Includes undistributed net investment income of ...............      $      35,275       $       2,434
                                                                         =============       =============

FINANCIAL HIGHLIGHTS

                                                        Six Months Ended
                                                             6-30-98                       Years Ended December 31,
                                                           (Unaudited)          1997          1996          1995           1994
                                                           ------------     ------------   -----------   ----------    -----------
Per share data:
Net asset value, beginning of period ....................     $ 35.44          $ 32.30       $ 28.58       $ 23.20       $ 23.90
Income from investment operations:
   Net investment income ................................        0.23             0.51          0.47          0.50          0.45
   Net realized and unrealized gain (loss) on investments        2.91             5.24          4.58          5.65         (0.39)
                                                              -------          -------       -------       -------       -------
     Total income from investment operations ............        3.14             5.75          5.05          6.15          0.06
                                                              -------          -------       -------       -------       -------
Less distributions:
   Dividends from net investment income .................       (0.23)           (0.63)        (0.46)        (0.39)        (0.44)
   Distributions from net realized capital gains ........       (0.01)           (1.98)        (0.87)        (0.38)        (0.32)
                                                              -------          -------       -------       -------       -------
     Total distributions ................................       (0.24)           (2.61)        (1.33)        (0.77)        (0.76)
                                                              -------          -------       -------       -------       -------
Net asset value, end of period ..........................     $ 38.34          $ 35.44       $ 32.30       $ 28.58       $ 23.20
                                                              =======          =======       =======       =======       =======

Total return ............................................        8.83%(b)        18.17%        18.35%        27.20%         0.25%

Ratios and supplemental data:
   Ratio of expenses to average net assets ..............        0.67%(a)         0.67%         0.73%         0.73%         0.62%
   Ratio of net investment income to average net assets .        1.21%(a)         1.43%         1.60%         1.90%         1.90%
Portfolio turnover rate .................................           6%              19%           11%           14%            8%
Average commission rate (c) .............................     $  0.06          $  0.07       $  0.07            NR            NR

Net assets at end of period (millions) ..................     $ 314.4          $ 288.1       $ 232.8       $ 175.7       $ 123.3

(a)  Annualized
(b)  Calculated on an aggregate basis (not annualized)
(c) Represents the total dollar amount of commission paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.
(NR) Not required prior to 1996.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS                                 JUNE 30,1998 (UNAUDITED)



    FACE                                              MARKET
   AMOUNT                SHORT-TERM NOTES              VALUE
-----------------------------------------------------------------

                 AUTOMOTIVE AND RELATED (18.6%)
   $1,097,000    American Honda
                    5.520%  07-20-98                  $1,093,798
      898,000    Budget Funding
                    5.530%  07-13-98                     896,345
      909,000    Ford Motor Credit Corp.
                    5.560%  07-15-98                     907,035
      196,000    General Motors
                    5.550%  07-14-98                     195,607
      848,000    General Motors
                    5.550%  07-27-98                     844,601
    1,500,000    Hertz Corp.
                    5.540%  07-10-98                   1,497,922
                                                   --------------
                                                       5,435,308
                                                   --------------
                 BANKING (8.1%)
      920,000    American Bankers
                    5.800%  07-24-98                     916,591
    1,464,000    Associates First Capital
                    5.530%  07-01-98                   1,464,000
                                                   --------------
                                                       2,380,591
                                                   --------------
                 CHEMICALS (1.9%)
      560,000    Great Lakes Chemicals (b)
                    5.530%  08-03-98                     557,161
                                                   --------------

                 CONSUMER PRODUCTS (2.4%)
      719,000    PHH Corp.
                    5.650%  07-24-98                     716,405
                                                   --------------

                 ELECTRICAL EQUIPMENT (4.8%)
    1,400,000    Avent Inc.
                    5.560%  07-07-98                   1,398,703
                                                   --------------

                 FINANCE (15.4%)
    1,322,000    American General Corp. (b)
                    5.530%  08-06-98                   1,314,689
      406,000    CIT Group
                    5.510%  07-02-98                     405,938
    1,400,000    G.E. Capital
                    5.620%  07-13-98                   1,397,377
    1,400,000    Merrill Lynch
                    5.580%  07-31-98                   1,393,490
                                                   --------------
                                                       4,511,494
                                                   --------------

                 INDUSTRIAL (7.2%)
   $1,355,000    BAT Capital
                    5.620%  07-08-98                  $1,353,519
      752,000    Flour Corp.
                    5.530%  07-14-98                     750,498
                                                   --------------
                                                       2,104,017
                                                   --------------
                 INSURANCE (7.7%)
    1,093,000    Metlife Funding
                    5.560%  08-10-98                   1,086,248
    1,163,000    Prudential Funding
                    5.510%  07-06-98                   1,162,110
                                                   --------------
                                                       2,248,358
                                                   --------------
                 MACHINERY AND EQUIPMENT (3.8%)
    1,105,000    John Deere Capital
                    5.500  07-21-98                    1,101,624
                                                   --------------

                 MEDICAL AND RELATED (5.0%)
    1,476,000    Allergan Inc.
                    5.550%  07-17-98                   1,472,359
                                                   --------------

                 OIL, ENERGY, AND NATURAL GAS (4.8%)
    1,400,000    (EI) De Nemours Dupont
                    5.500%  07-14-98                   1,398,289
                                                   --------------

                 RETAIL (8.5%)
    1,055,000    Sears Roebuck
                    5.560%  07-29-98                   1,050,437
      226,000    Sears Roebuck
                    5.580%  07-29-98                     225,019
    1,226,000    Southland Corp.
                    5.530%  07-16-98                   1,223,175
                                                   --------------
                                                       2,498,631
                                                   --------------
                 UTILITIES (10.8%)
      885,000    GTE Corp.
                    5.620%  07-02-98                     884,862
    1,310,000    New England Electric
                    5.540%  07-28-98                   1,304,557
      970,000    National Rural Utilities
                    5.500%  07-23-98                     966,740
                                                   --------------
                                                       3,156,159
                                                   --------------
                 TOTAL HOLDINGS
                    (COST $28,979,099) (a)           $28,979,099
                                                   ==============



(a)  Also represents cost for Federal income tax purposes.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,871,850 or 6.4% of net assets.


   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO



STATEMENT OF ASSETS AND LIABILITIES
                                                      JUNE 30, 1998 (UNAUDITED)

Assets:
   Investments in securities at market value
     (note 1) (cost $28,979,099) ..............    $28,979,099
   Cash in bank ...............................            609
   Receivable for fund shares sold ............        282,383
   Other ......................................          4,332
                                               ----------------

     Total assets .............................     29,266,423
                                               ----------------

Liabilities:
   Payable for investment management services
     (note 3) .................................          6,052
   Payable for shares redeemed ................            185
   Other accrued expenses .....................          2,406
                                               ----------------

     Total liabilities ........................          8,643
                                               ----------------

Net assets at market value ....................    $29,257,780
                                               ================

Net assets consist of:
   Par value, $1 per share ....................     $2,925,784
   Paid-in capital in excess of par value .....     26,331,996
                                               ----------------

Net assets at market value ....................    $29,257,780
                                               ================

Shares outstanding (note 4) ...................      2,925,784

Net asset value per share .....................         $10.00
                                               ================



STATEMENT OF OPERATIONS
                                  FOR SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

Investment income:
   Interest ........................................    $801,060
                                                    -------------

Expenses:
   Management fees (note 3) ........................      42,330
   Custodian fees (note 3) .........................       2,548
   Directors' fees (note 3) ........................         143
   Accounting and transfer agent fees ..............       7,142
   Filing fees .....................................         416
   Printing, proxy and postage fees ................       2,304
   Other ...........................................         214
                                                    -------------

     Total expenses ................................      55,097
     Less fees waived (note 3) .....................      (7,055)
                                                    -------------

       Net expenses ................................      48,042
                                                    -------------

     Net investment income .........................    $753,018
                                                    -------------

       Net increase in net assets from operations ..    $753,018
                                                    =============


   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                        Six Months Ended
                                                                             6-30-98           Year Ended
                                                                           (Unaudited)          12-31-97
                                                                         --------------      --------------
From operations:
   Net investment income ..........................................       $    753,018        $  1,241,762
                                                                          ------------        ------------

Dividends and distributions to shareholders:
   Dividends paid from net investment income ......................           (752,980)         (1,241,762)
                                                                          ------------        ------------

From capital share transactions (note 4):
   Received from shares sold ......................................         22,232,704          40,064,944
   Received from dividends reinvested .............................            752,980           1,241,762
   Paid for shares redeemed .......................................        (22,869,555)        (37,676,423)
                                                                          ------------        ------------
     Increase in net assets derived from capital share transactions            116,129           3,630,283
                                                                          ------------        ------------

       Increase in net assets .....................................            116,167           3,630,283

Net Assets:
   Beginning of period ............................................         29,141,613          25,511,330
                                                                          ------------        ------------

   End of period (a) ..............................................       $ 29,257,780        $ 29,141,613
                                                                          ============        ============


FINANCIAL HIGHLIGHTS

                                                       Six Months Ended
                                                           6-30-98                    Years Ended December 31,
                                                         (Unaudited)         1997         1996         1995         1994
                                                        --------------    ----------   ----------   ----------   ---------
Per share data:
Net asset value, beginning of period ..................     $10.00          $10.00       $10.00       $10.00       $10.00
Income from investment operations:
   Net investment income ..............................       0.27            0.52         0.50         0.54         0.39
                                                            ------          ------       ------       ------       ------
Less distributions:
   Dividends from net investment income ...............      (0.27)          (0.52)       (0.50)       (0.54)       (0.39)
                                                            ------          ------       ------       ------       ------
Net asset value, end of period ........................     $10.00          $10.00       $10.00       $10.00       $10.00
                                                            ======          ======       ======       ======       ======

Total return ..........................................       2.68%(b)        5.37%        5.17%        5.62%        4.00%

Ratios net of fees waived by advisor (c):
   Ratio of expenses to average net assets ............       0.34%(a)        0.38%        0.44%        0.44%        0.39%
   Ratio of net investment income to average net assets       5.32%(a)        5.11%        4.98%        5.39%        3.69%
Ratios assuming no fees waived by advisor:
   Ratio of expenses to average net assets ............       0.39%(a)        0.43%        0.49%        0.55%        0.59%
   Ratio of net investment income to average net assets       5.27%(a)        5.06%        4.93%        5.27%        3.51%

Net assets at end of period (millions) ................     $ 29.3          $ 29.1       $ 25.6       $ 15.7       $ 13.1

(a)  Annualized
(b)  Calculated on a aggregate basis (not annualized)
(c) On and after June 17, 1993, the advisor has waived part of the management fee to the extent such fee exceeds an annual rate of 0.25% of the Money Market Portfolio's daily net asset value.

   The accompanying notes are an integral part of these financial statements.

BOND PORTFOLIO
OHIO NATIONAL FUND, INC.

OBJECTIVE

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with preservation of capital.

PERFORMANCE AS OF JUNE 30, 1998

Average Annual Total Returns:
One-year                       8.64%
Five-year                      6.48%
Ten-year                       8.24%
Since inception (11/2/82)      8.60%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS

The Bond Portfolio returned 8.64 percent over the past year compared to the 8.54 percent return of its benchmark, the Lehman Government/Corporate Intermediate Bond Index. For the first six months of 1998, the portfolio is trailing the index return slightly, 3.47 percent to 2.81 percent. The portfolio has a larger exposure to corporate securities than the index and corporate bonds, especially those in the "Baa" category, have underperformed other bond categories in the past few months.

   We do not expect major moves in interest rates over the next few months and corporate credit fundamentals appear to be improving once again. If those assessments prove to be correct, our portfolio's performance should compare favorably with that of the index over the balance of the year.

CHANGE IN VALUE OF $10,000 INVESTMENT



                       Bond Portfolio           Lehman Bros. Gov't/Corp.
                       (Commenced operations    Index-intermediate
                       November 2, 1982)

12/31/86                   $10,514.00                  $10,511.00
12/31/88                    11,313.37                   11,634.91
12/31/90                    13,503.44                   14,322.70
12/31/92                    16,403.40                   17,593.63
12/31/94                    17,460.03                   18,754.84
12/31/96                    21,529.92                   22,500.27
06/30/98                    24,189.90                   24,270.74

Hypothetical illustration based on past performance.
Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

TOP 10 BONDS AS OF JUNE 30, 1998


                                              % of Portfolio

1.  Anixter 8.00% 09/15/03                          4.29
2.  Abitibi Consolidated Inc 7.40% 4/1/18           4.19
3.  Colonial 8.05% 07/15/06                         3.94
4.  Texas Utilities 7.48% 0/01/17                   3.06
5.  Mississippi Chemical Corp 7.25% 11/15/17        2.99
6.  Watson Pharmaceuticals 7.125% 5/15/08           2.85
7.  Mirage Resorts Inc. 6.75% 02/01/08              2.81
8.  ITT Dest 6.75% 11/15/05                         2.72
9.  Pioneer 8.50% 08/01/06                          2.18
10. Northwest Airlines 8.07% 01/02/15               2.17



TOP 5 HOLDING CATEGORIES AS OF JUNE 30, 1998

                                             % of Portfolio
BBB                                               62.99
A                                                 15.91
Short-Term Securities                              7.40
BB                                                 6.52
AAA                                                2.71

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

SCHEDULE OF INVESTMENTS                                JUNE 30, 1998 (UNAUDITED)

    FACE                                              MARKET
   AMOUNT            LONG-TERM BONDS & NOTES           VALUE
-----------------------------------------------------------------
                GOVERNMENT (2.1%)
     $500,000   U.S. Treasury Note
                   7.875%  11-15-99                     $515,313
                                                   --------------

                AUTOMOTIVE AND RELATED (2.5%)
      100,000   Arvin Industries
                   10.000%  08-01-00                     106,119
      500,000   GMAC
                   8.400%  10-15-99                      514,960
                                                   --------------
                                                         621,079
                                                   --------------
                CHEMICALS (3.0%)
      700,000   Mississippi Chemical Corp.
                   7.250%  11-15-17                      737,302
                                                   --------------

                COMMUNICATIONS (2.0%)
      200,000   Comcast Cable Communications
                  8.375%  05-01-07                       224,988
      250,000   Tele-Communications, Inc.
                   8.250%  01-15-03                      270,414
                                                   --------------
                                                         495,402
                                                   --------------
                COMPUTER AND RELATED (1.9%)
      300,000   Apple Computer Inc.
                   6.500%  02-15-04                      276,000
      200,000   Comdisco, Inc.
                   7.750%  09-01-99                      203,634
                                                   --------------
                                                         479,634
                                                   --------------
                CONSUMER GOODS (2.1%)
      200,000   RJR Nabisco Inc.
                   8.750%  04-15-04                      207,975
      300,000   RJR Nabisco Inc.
                   8.625%  12-01-02                      311,179
                                                   --------------
                                                         519,154
                                                   --------------
                CONTAINERS (2.1%)
      500,000   Owens Corning
                   7.500%  05-01-05                      510,401
                                                   --------------

                ELECTRICAL EQUIPMENT (8.2%)
    1,000,000   Anixter Intl.
                   8.000%  09-15-03                    1,059,552
      500,000   Pioneer
                   8.500%  08-01-06                      538,589
      400,000   Tektronix Inc.
                   7.500%  08-01-03                      420,162
                                                   --------------
                                                       2,018,303
                                                   --------------
                ENTERTAINMENT AND LEISURE (2.8%)
      700,000   Mirage Resorts Inc.
                   6.750%  02-01-08                      692,817
                                                   --------------

                FINANCIAL SERVICES (3.1%)
      250,000   Aristar Inc.
                   5.750%  07-15-98                      249,991
      500,000   St. Paul Bancorp Inc.
                  7.125%  02-15-04                       516,115
                                                   --------------
                                                         766,106
                                                   --------------
                FOOD AND RELATED (2.0%)
      500,000   Gruma, SA de C.V.
                  7.625%  10-15-07                       503,706
                                                   --------------

                FORESTRY AND PAPER PRODUCTS (7.7%)
   $1,000,000   Abitibi Consolidated Inc.
                   7.400%  04-01-18                   $1,035,078
      300,000   Boise Cascade Co.
                   9.850%  06-15-02                      334,059
      250,000   Champion International
                   7.700%  12-15-99                      255,447
      250,000   ITT Rayonier Inc.
                   7.500%  10-15-02                      263,762
                                                   --------------
                                                       1,888,346
                                                   --------------
                GOVERNMENT (FOREIGN) (2.0%)
      200,000   British Columbia
                   7.000%  01-15-03                      208,448
      250,000   Providence of Quebec
                   8.625%  01-19-05                      282,433
                                                   --------------
                                                         490,881
                                                   --------------
                HOTEL/LODGING (2.7%)
      700,000   ITT Destinations
                  6.750%  11-15-05                       671,813
                                                   --------------

                HOUSING, FURNITURE AND RELATED (0.7%)
      140,000   Armstrong World
                   9.750%  04-15-08                      174,598
                                                   --------------

                INDUSTRIAL SERVICES (1.6%)
      400,000   R&B Falcon Corp.
                   6.750%  04-15-05                      402,902
                                                   --------------

                INSURANCE (2.8%)
      250,000   Continental Corp.
                   7.250%  03-01-03                      257,874
      400,000   Transamerica Finance Corp.
                   7.500%  03-15-04                      425,282
                                                   --------------
                                                         683,156
                                                   --------------
                MEDICAL AND RELATED (5.2%)
      250,000   Bergen Brunswig
                   7.375%  01-15-03                      262,133
      300,000   Cardinal Health Inc.
                   6.500%  02-15-04                      307,030
      700,000   Watson Pharmaceuticals
                   7.125%  10-15-05                      703,096
                                                   --------------
                                                       1,272,259
                                                   --------------
                METALS AND MINING (2.0%)
      500,000   Cyprus Minerals
                   6.625%  10-15-05                      500,995
                                                   --------------

                REAL ESTATE (6.3%)
      300,000   Avalon Properties Inc.
                   7.375%  09-15-02                      312,066
      900,000   Colonial Realty
                   8.050%  07-15-06                      971,895
      250,000   Sun Communities
                   7.625%  05-01-03                      259,700
                                                   --------------
                                                       1,543,661
                                                   --------------
                RESTAURANTS (2.0%)
      500,000   Wendy's Inc.
                   6.350%  12-15-05                      505,305
                                                   --------------


                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                JUNE 30, 1998 (UNAUDITED)


    FACE                                              MARKET
   AMOUNT            LONG-TERM BONDS & NOTES           VALUE
-----------------------------------------------------------------

                OIL, ENERGY AND NATURAL GAS (8.9%)
     $200,000   Atlantic Richfield
                   8.550%  03-01-12                     $246,335
      100,000   DeKalb Energy
                   9.875%  07-15-00                      107,110
      400,000   Dresser Industries, Inc.
                   6.250%  06-01-00                      402,686
      125,000   Marathon Oil
                   7.000%  06-01-02                      128,218
      480,937   Mobile Energy Services Co.
                   8.665%  01-01-17                      243,813
      400,000   PDV America, Inc.
                   7.875%  08-01-03                      418,149
      140,000   Shell Oil Co.
                   6.950%  12-15-98                      140,697
      500,000   System Energy
                   7.800%  08-01-00                      508,112
                                                   --------------
                                                       2,195,120
                                                   --------------
                TRANSPORTATION (4.4%)
      250,000   American President Cos., Ltd.
                   7.125%  11-15-03                      200,834
      350,000   Illinois Central Gulf Railroad
                   6.750%  05-15-03                      359,148
      495,731   Northwest Airlines
                   8.070%  01-02-15                      535,152
                                                   --------------
                                                       1,095,134
                                                   --------------
                UTILITIES (11.3%)
      200,000   Cleveland Electric Illum.
                   7.625%  08-01-02                      207,396
      500,000   Great Lakes Power Inc.
                   8.900%  12-01-99                      516,964
      250,000   Kansas Gas & Electric
                   8.290%  03-29-16                      270,344
      375,000   New Orleans Public Service Co.
                   8.670%  04-01-05                      375,699
      200,000   Old Dominion Electric Co-op
                   8.760%  12-01-22                      234,087
      200,000   Sprint Corp.
                   8.125%  07-15-02                      214,772
      700,000   Texas Utilities Electric Co.
                   7.480%  01-01-17                      755,723
      200,000   Toledo Edison Co.
                   7.875%  08-01-04                      212,476
                                                   --------------
                                                       2,787,461
                                                   --------------
                TOTAL LONG-TERM BONDS & NOTES
                  (89.4%) (COST  $21,494,734)        $22,070,848
                                                   --------------



                                                      MARKET
   SHARES                PREFERRED STOCK               VALUE
-----------------------------------------------------------------
                UTILITIES (1.3%)
       12,000   GTE Delaware, 8.750%, Series B          $314,250
                                                   --------------

                TOTAL PREFERRED STOCKS
                   (1.3%)  (COST  $300,000)             $314,250
                                                   --------------

       FACE                                           MARKET
      AMOUNT    SHORT-TERM NOTES                      VALUE
-----------------------------------------------------------------
                AUTOMOTIVE AND RELATED (1.2%)
     $288,000   Ford Motor Credit Co.
                   5.630%  07-02-98                     $287,955
                                                   --------------

                FINANCE (1.8%)
      442,000   American Express Credit
                   5.510%  07-01-98                      442,000
                                                   --------------

                INSURANCE SERVICES (1.3%)
      313,000   Prudential Funding
                   5.610%  07-06-98                      312,756
                                                   --------------

                RETAIL (3.0%)
      751,000   Sears Roebuck
                   5.700%  07-07-98                      750,286
                                                   --------------

                TOTAL SHORT-TERM NOTES
                   (7.3%) (COST  $1,792,997)          $1,792,997
                                                   --------------

                TOTAL HOLDINGS
                   (COST  $23,587,731)(A)            $24,178,095
                                                   ==============

(a) Also represents cost for Federal income tax purposes.


   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                       June 30, 1998 (Unaudited)

Assets:
   Investments in securities at market value
     (note 1) (cost $23,587,731) .....................         $ 24,178,095
   Cash in bank ......................................                1,231
   Receivable for fund shares sold ...................               59,660
   Dividends and accrued interest receivable .........              455,464
   Other .............................................                2,302
                                                               ------------

     Total assets ....................................           24,696,752
                                                               ------------

Liabilities:
   Payable for investment management services
     (note 3) ........................................               11,969
   Other accrued expenses ............................                8,444
                                                               ------------

     Total liabilities ...............................               20,413
                                                               ------------

Net assets at market value ...........................         $ 24,676,339
                                                               ============

Net assets consist of:
   Par value, $1 per share ...........................         $  2,319,438
   Paid-in capital in excess of par value ............           21,773,249
   Accumulated undistributed net realized loss on
     investments .....................................              (12,335)
   Net unrealized appreciation on investments (note 1)              590,364
   Undistributed net investment income ...............                5,623
                                                               ------------

Net assets at market value ...........................         $ 24,676,339
                                                               ============

Shares outstanding (note 4) ..........................            2,319,438

Net asset value per share ............................         $      10.64
                                                               ============


STATEMENT OF OPERATIONS
                                  For Six Months Ended June 30, 1998 (Unaudited)


Investment income:
   Interest ..........................................         $    822,230
   Dividends .........................................               13,125
                                                               ------------

     Total investment income .........................              835,355
                                                               ------------

Expenses:
   Management fees (note 3) ..........................               68,756
   Custodian fees (note 3) ...........................                2,637
   Directors' fees (note 3) ..........................                  246
   Professional fees .................................                  322
   Accounting and transfer agent fees ................               13,392
   Filing fees .......................................                  357
   Printing, proxy and postage fees ..................                2,778
   Other .............................................                  216
                                                               ------------

     Total expenses ..................................               88,704
                                                               ------------

     Net investment income ...........................         $    746,651
                                                               ------------

Realized and unrealized gain (loss) on investments:
   Net realized gain from investments ................         $     31,793
   Net decrease in unrealized appreciation on
     investments .....................................             (148,160)
                                                               ------------

       Net loss on investments .......................             (116,367)
                                                               ------------

       Net increase in net assets from operations ....         $    630,284
                                                               ============





   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                       Six Months Ended
                                                                           6-30-98          Year Ended
                                                                         (Unaudited)          12-31-97
                                                                        --------------     --------------
From operations:
   Net investment income ..........................................      $    746,651       $  1,355,098
   Realized gain on investments ...................................            31,793             38,573
   Unrealized gain (loss) on investments ..........................          (148,160)           399,815
                                                                         ------------       ------------
     Net increase in assets from operations .......................           630,284          1,793,486
                                                                         ------------       ------------

Dividends and distributions to shareholders:
   Dividends paid from net investment income ......................          (744,344)        (1,690,155)
                                                                         ------------       ------------

From capital share transactions (note 4):
   Received from shares sold ......................................         4,063,450          6,831,247
   Received from dividends reinvested .............................           744,344          1,690,155
   Paid for shares redeemed .......................................        (1,784,425)        (7,636,590)
                                                                         ------------       ------------
     Increase in net assets derived from capital share transactions         3,023,369            884,812
                                                                         ------------       ------------

       Increase in net assets .....................................         2,909,309            988,143

Net Assets:
   Beginning of period ............................................        21,767,030         20,778,887
                                                                         ------------       ------------

   End of period (a) ..............................................      $ 24,676,339       $ 21,767,030
                                                                         ============       ============

(a)  Includes undistributed net investment income of ..............      $      5,623       $      3,316
                                                                         ============       ============

FINANCIAL HIGHLIGHTS

                                                          Six Months Ended
                                                              6-30-98                        Years Ended December 31,
                                                            (Unaudited)          1997          1996          1995           1994
                                                            ------------     -----------    ----------    ---------      ---------
Per share data:
Net asset value, beginning of period ....................      $10.68           $10.62        $10.93        $ 9.70        $10.87
Income (loss) from investment operations:
   Net investment income ................................        0.35             0.71          0.69          0.70          0.67
   Net realized and unrealized gain (loss) on investments       (0.05)            0.23         (0.32)         1.08         (1.07)
                                                               ------           ------        ------        ------        ------
     Total income (loss) from investment operations .....        0.30             0.94          0.37          1.78         (0.40)
                                                               ------           ------        ------        ------        ------
Less distributions:
   Dividends from net investment income .................       (0.34)           (0.88)        (0.68)        (0.55)        (0.69)
   Distributions from net realized capital gains ........        0.00             0.00          0.00          0.00         (0.08)
                                                               ------           ------        ------        ------        ------
     Total distributions ................................       (0.34)           (0.88)        (0.68)        (0.55)        (0.77)
                                                               ------           ------        ------        ------        ------
Net asset value, end of period ..........................      $10.64           $10.68        $10.62        $10.93        $ 9.70
                                                               ======           ======        ======        ======        ======

Total return ............................................        2.81%(b)         9.28%         3.71%        18.90%        (3.84%)

Ratios and supplemental data:
   Ratio of expenses to average net assets ..............        0.77%(a)         0.78%         0.79%         0.75%         0.63%
   Ratio of net investment income to average net assets .        6.49%(a)         6.67%         6.54%         6.76%         6.71%
Portfolio turnover rate .................................           4%              10%            3%            4%            5%

Net assets at end of period (millions) ..................      $ 24.7           $ 21.8        $ 20.8        $ 18.1        $ 13.1

(a)  Annualized
(b)  Calculated on an aggregate basis (not annualized)

   The accompanying notes are an integral part of these financial statements.

OMNI PORTFOLIO
Ohio National Fund, Inc.


OBJECTIVE

The Omni Portfolio seeks a high level of long-term total rate of return consistent with prudent investment risks. Total return consists of current income and capital appreciation.

PERFORMANCE AS OF JUNE 30, 1998

AVERAGE ANNUAL TOTAL RETURNS:
One-year                      14.93%
Three-year                    13.69%
Five-year                     12.21%
Since inception (9/10/84)     12.20%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS

We continued to see an increasing yet volatile stock market, led by the blue chips and a select number of growth stocks, during the first half of 1998. The valuation spread between the largest companies and most others is near an all-time high. The breadth of the stock market's advance has narrowed considerably. Interest rates moved lower during the period. The interest rate spread between Treasury securities and corporate bonds widened as the second quarter came to an end.

   Total return for the Omni Portfolio was 7.82 percent through mid-year. During the period we increased our stock and bond exposure to 89 percent of assets versus 82 percent at the beginning of the year. The strongest performing sectors in the common stock portion of the portfolio were Consumer Staples, Financial Services, Health Care and Technology. The weaker performing sectors included Energy, Capital Goods and Real Estate.

   As spreads continue to increase between Treasury securities and corporate bonds, we are looking to add to our holdings of high-quality corporate bonds. We will continue to reduce the number of equity holdings in the portfolio. We expect the stock market volatility to continue through the remainder of the year as investors contend with Asian concerns, potential slowdowns in other parts of the world, Year 2000 issues and reduced corporate profits. On the other hand, several countries continue to experience steady economic growth, and many companies (small, medium and large) should continue to report very good earnings growth Investments in these areas and companies should provide positive results for investors over time.

Change in Value of $10,000 Investment


                    Omni Portfolio                S&P Index

12/31/86             $ 9,865.00                  $ 9,806.00
12/31/88              11,157.51                   12,052.80
12/31/90              13,128.09                   15,345.68
12/31/92              16,845.13                   21,568.35
12/31/94              18,909.06                   24,033.86
12/31/96              26,820.71                   40,653.06
06/30/98              34,165.08                   63,763.22





Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

TOP 10 HOLDINGS AS OF JUNE 30, 1998

                                           % of Portfolio
1.  Cisco Systems Inc                               1.86
2.  Camco International                             1.59
3.  American International Group                    1.59
4.  Ford Motor Co                                   1.56
5.  Owens-Illinois Inc                              1.41
6.  General Electric Co                             1.15
7.  Chubb Corp                                      1.08
8.  Abbott Laboratories                             1.03
9.  Xerox Corp                                      1.03
10. AlliedSignal                                    0.98


TOP 5 INDUSTRIES AS OF JUNE 30, 1998

                                             % of Portfolio
Oil, Energy & Natural Gas                         11.40
Computer and Related                               8.77
Electrical Equipment                               5.72
Banking                                            4.91
Insurance Services                                 4.69

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

SCHEDULE OF INVESTMENTS                                JUNE 30, 1998 (UNAUDITED)

                                                    MARKET
       SHARES             COMMON STOCK               VALUE
---------------------------------------------------------------
                 AEROSPACE (2.4%)
       49,000    Allied Signal, Inc.                $2,174,375
       21,456    Boeing Co.                            956,133
       21,600    Raytheon Co.                        1,277,100
       17,350    Rockwell International Corp.          833,884
                                                 --------------
                                                     5,241,492
                                                 --------------
                 AUTOMOTIVE AND RELATED (3.0%)
        7,500    Arvin Industries, Inc.                272,344
       11,700    Chrysler Corp.                        659,587
       26,000    Cooper Tire & Rubber                  536,250
        8,000    Eaton Corp.                           622,000
       58,777    Ford Motor Co.                      3,467,843
       10,000    Magna International, Inc.             686,250
       34,000    Walbro Corp.                          480,250
                                                 --------------
                                                     6,724,524
                                                 --------------
                 BANKING (3.2%)
       28,664    Charter One Financial, Inc.           965,618
       25,000    Flagstar Bancorp                      609,375
       23,880    First State Bancorp                   576,105
       20,000    First Union Corp.                   1,165,000
       22,500    Mellon Bank Corp.                   1,566,563
       13,050    Nations Bank Corporation              998,325
        7,000    Star Banc                             447,125
       18,750    Susquehanna Bancshares, Inc.          700,781
                                                 --------------
                                                     7,028,892
                                                 --------------
                 BUSINESS SERVICES (3.3%)
       70,000  * Alternative Resources Co.             866,250
       55,000    First Data Corp.                    1,832,188
       30,000    Hewlett-Packard Co.                 1,796,250
       30,000  * Lo Jack Corp.                         373,125
       50,000    Manpower, Inc.                      1,434,375
       50,000    Reynolds & Reynolds                   909,375
        5,000    Standard Register Co.                 176,875
                                                 --------------
                                                     7,388,438
                                                 --------------
                 CHEMICALS (2.7%)
        5,000    E I DuPont DeNemours & Co.            373,125
       18,000    Engelhard Corp.                       364,500
       25,625    Hanson Trust PLC                      776,758
       25,000    Hercules Inc.                       1,028,125
       20,000    Minerals Technologies Inc.          1,017,500
       15,000    Monsanto Co.                          838,125
       39,000    OM Group, Inc.                      1,608,750
                                                 --------------
                                                     6,006,883
                                                 --------------
                 COMPUTER AND RELATED (8.4%)
       28,000  * 3Comm Corp.                           859,250
       45,000  * Cisco Systems, Inc.                 4,142,813
       34,500    Computer Associates                 1,916,905
        5,200  * Computer Sciences Corp.               332,800
       22,000    Intel Corp.                         1,630,750
       16,000  * LSI Logic                             369,000
       55,000    MacNeal-Schwendler Corp.              539,688
       30,000    Mapics Inc.                           590,625
       20,000  * Microsoft Corp.                     2,167,500
       47,058  * Seagate Technology, Inc.            1,120,569
       40,000  * Sun Microsystems, Inc.              1,737,500
       36,000    Texas Instruments, Inc.             2,099,250
       26,000  * Zebra Tech Corp. CL. A              1,111,500
                                                 --------------
                                                    18,618,150
                                                 --------------

                                                    MARKET
       SHARES             COMMON STOCK               VALUE
---------------------------------------------------------------
                 COMMUNICATIONS (0.6%)
       65,000    Andrew Corp.                       $1,174,062
       11,250    Mastec, Inc.                          268,594
                                                 --------------
                                                     1,442,656
                                                 --------------
                 CONSUMER PRODUCTS (0.9%)
       60,000  * Sola International                  1,961,250
                                                 --------------

                 CONTAINERS (2.1%)
       34,000    Crown Cork & Seal Co.               1,615,000
       70,000  * Owens-Illinois, Inc.                3,132,500
                                                 --------------
                                                     4,747,500
                                                 --------------
                 DRUGS (2.7%)
       57,000  * Applied Analytical                    819,375
       56,000    Abbott Laboratories                 2,289,000
       40,000    Kendle International                1,210,000
       55,000    Mylan Laboratories                  1,653,438
                                                 --------------
                                                     5,971,813
                                                 --------------
                 DURABLE GOODS (0.1%)
       15,000  * Meadow Craft Inc.                     165,000
                                                 --------------

                 ELECTRICAL EQUIPMENT (5.3%)
       35,000  * Advanced Lighting                     813,750
       33,333  * Analog Devices, Inc.                  818,742
       52,500  * Anixter International, Inc.         1,000,780
       49,800    BMC Industries Inc.                   435,750
       40,000    CBS Corp.                           1,270,000
       26,116    Federal Signal Corp.                  634,945
       28,000    General Electric Co.                2,548,000
       28,900  * Hubbell Inc. CL. B                  1,202,963
       18,000    Varian Associates, Inc.               702,000
       22,500    Xerox Corp.                         2,286,563
                                                 --------------
                                                    11,713,493
                                                 --------------
                 ENTERTAINMENT & LEISURE (1.4%)
       66,000    Cedar Fair                          1,823,250
       35,000  * Livent Inc.                           306,250
       36,000  * Mirage Resorts Inc.                   767,250
       32,000  * Royal Olympic Cruise Lines            320,000
                                                 --------------
                                                     3,216,750
                                                 --------------
                 FINANCIAL SERVICES (0.5%)
       15,405    Associates First Capital CL A       1,184,259
                                                 --------------

                 FOOD AND RELATED (1.0%)
       50,000    Food Lion Inc. CL. A                  531,250
       16,500    H.J. Heinz Co.                        926,063
       23,000    Pan American Beverages, Inc.          723,062
                                                 --------------
                                                     2,180,375
                                                 --------------
                 FORESTRY AND PAPER PRODUCTS (1.0%)
       34,000    Boise Cascade                       1,113,500
       40,150    Sonoco Products Inc.                1,214,538
                                                 --------------
                                                     2,328,038
                                                 --------------
                 HOTEL/LODGING (0.4%)
       25,000  * Guest Supply                          418,750
       23,000    La Quinta Inns                        485,875
                                                 --------------
                                                       904,625
                                                 --------------



                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                JUNE 30, 1998 (UNAUDITED)

                                                    MARKET
       SHARES             COMMON STOCK               VALUE
---------------------------------------------------------------

                 HOUSING, FURNITURE & RELATED (1.9%)
       71,025    Clayton Homes                      $1,349,475
       55,000    Haverty Furniture Co.               1,216,875
       24,000    Newell Co.                          1,195,500
       35,000    Shelby Williams                       525,000
                                                 --------------
                                                     4,286,850
                                                 --------------
                 INDUSTRIAL SERVICES (0.7%)
       45,000    Clarcor                               945,000
       31,000    Pall Corp.                            635,500
        1,600    Regal Beloit                           45,600
                                                 --------------
                                                     1,626,100
                                                 --------------
                 INSURANCE (4.5%)
       18,094    Aegon NV                            1,565,160
       24,187    American International Group        3,531,302
       30,000    Chubb Corp.                         2,411,250
           18    Cincinnati Financial Corp.                691
       20,000    Equitable Cos., Inc.                1,498,750
       25,000    St. Paul Cos.                       1,051,562
                                                 --------------
                                                    10,058,715
                                                 --------------
                 MACHINERY (1.2%)
       12,000    Caterpillar, Inc.                     634,500
       49,500    Hardinge Inc.                       1,206,563
       41,000    Stewart & Stevenson                   738,000
                                                 --------------
                                                     2,579,063
                                                 --------------
                 MEDICAL AND RELATED (3.6%)
       20,300    Allegiance Corp.                    1,040,375
       26,500    Baxter International                1,426,031
       20,000  * Cephalon                              157,500
       32,500  * Foundation Health Corp.               857,188
       40,000  * Healthsouth Corp.                   1,334,375
       18,000  * Humana, Inc.                          561,375
       50,500  * Quorum Health Group Inc.            1,338,250
       19,000    United Healthcare Corp.             1,206,500
                                                 --------------
                                                     7,921,594
                                                 --------------
                 METALS AND MINING (1.5%)
       27,000    Amcast Industrial Corp.               502,875
       16,000    Phelps Dodge Corp.                    915,000
       30,400    Wolverine Tube Inc.                 1,155,200
       49,000    Worthington Industries                738,063
                                                 --------------
                                                     3,311,138
                                                 --------------
                 OIL, ENERGY AND NATURAL GAS (7.5%)
       32,500  * Belco Oil & Gas                       280,313
       45,500    Camco International, Inc.           3,543,313
       23,000    Chevron Corp.                       1,910,438
       20,000    Kerr McGee                          1,157,500
       60,000  * Louis Dreyfus Natural Gas           1,136,250
      100,000  * Matrix Services Co.                   725,000
       30,000  * Offshore Logistics Inc.               532,500
       30,000    Pacific Gulf Properties               639,375
       20,000    Schlumberger, Ltd.                  1,366,250
       60,300  * Tesoro Petroleum                      957,263
       24,150    Ultramar Diamond Shamrock, Inc.       762,234
       23,200    WD-40 Co.                             629,300
       22,100    Westcoast Energy, Inc.                493,106
       57,000    Williams Companies Inc.             1,923,750
       46,000    Wiser Oil                             508,875
                                                 --------------
                                                    16,565,467
                                                 --------------

                                                        MARKET
       SHARES               COMMON STOCK                 VALUE
--------------------------------------------------------------------
                 REAL ESTATE (3.8%)
       32,500    Berkshire Realty Co.                      $379,844
       19,000    Camden Property Trust                      565,250
       76,300    Commercial Net Lease Realty              1,235,106
       60,000    Corporate Office Properties                532,500
       30,500    First Industrial Realty Trust              970,281
       15,000    Great Lakes REIT                           261,562
       33,000    Health & Retirement Properties Trust       620,813
       50,000    Healthcare Realty Trust                  1,362,500
       56,250    Liberty Property Trust                   1,437,890
       24,000    National Health Investors,  Inc.           795,000
       11,500    Regency Hotel Corp.                        288,937
                                                    ----------------
                                                          8,449,683
                                                    ----------------
                 RESTAURANTS (0.3%)
       50,000  * Buffets, Inc.                              784,375
                                                    ----------------

                 RETAIL (0.3%)
       29,800    Consolidated Product                       629,525
                                                    ----------------

                 TEXTILES (0.6%)
       30,000    Warnaco Group CL A                       1,273,125
                                                    ----------------

                 TRANSPORTATION AND EQUIPMENT (3.2%)
       21,500  * Atlas Air Inc.                             726,968
       34,500  * Avondale Industries                        951,986
       14,000    Burlington Northern Santa Fe             1,374,625
       24,000    CNF Transportation                       1,020,000
       35,462    Halter Marine Group                        534,146
       30,000    Norfolk Southern Corp.                     894,375
       21,000    Trinity Industries                         871,500
       33,000  * Wisconsin Central Transportations          721,802
                                                    ----------------
                                                          7,095,402
                                                    ----------------
                 UTILITIES (0.7%)
       15,000    FPL Group, Inc.                            945,000
       23,500    UGI Corp.                                  584,562
                                                    ----------------
                                                          1,529,562
                                                    ----------------
                 TOTAL COMMON STOCKS
                     (68.8%) (COST  $92,856,753)       $152,934,737
                                                    ----------------


                                                        MARKET
       SHARES             PREFERRED STOCK                VALUE
--------------------------------------------------------------------
                 AUTOMOTIVE AND RELATED (0.1%)
        8,000    Walbro Cap Trust Conv.                    $177,000
                                                    ----------------

                 BANKING (0.9%)
       46,000    Flagstar Bancorp Inc.                    1,147,125
       30,000    National Australia Bank Conv.              860,625
                                                    ----------------
                                                          2,007,750
                                                    ----------------
                 COMPUTERS AND RELATED (0.1%)
       16,000    General Datacommunications 9%              216,000
                                                    ----------------

                 FINANCIAL SERVICES (0.2%)
       11,000    Money Store  6.50% Conv.                   344,960
                                                    ----------------

                 FOOD & RELATED (0.2%)
       20,000    Conagra Capital LC 9.35%
                    Series C                                520,000
                                                    ----------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                JUNE 30, 1998 (UNAUDITED)


                                                    MARKET
       SHARES            PREFERRED STOCK             VALUE
---------------------------------------------------------------
                 METALS AND MINING (0.3%)
       30,000    Freeport McMoRan Copper & Gold
                   Series C                           $635,625
                                                 --------------

                 OIL, ENERGY AND NATURAL GAS (0.7%)
       41,000    Consumer Energy II Conv.            1,035,250
       10,000    Howell Corp. $3.50 Series A Conv.     430,000
                                                 --------------
                                                     1,465,250
                                                 --------------
                 REAL ESTATE (0.1%)
       11,385    Camden Property Tr. Conv.             301,703
                                                 --------------

                 UTILITIES (0.2%)
       20,000    GTE Delaware 8.750%, Series B         523,750
                                                 --------------

                 TOTAL PREFERRED STOCKS
                    (2.8%) (COST  $6,781,975)       $6,192,038
                                                 --------------

    FACE                                            MARKET
   AMOUNT            LONG-TERM BONDS & NOTES         VALUE
---------------------------------------------------------------
                 GOVERNMENT (1.5%)
     $775,000    U.S. Treasury Note
                    6.375%  07-15-99                  $781,782
      500,000    U.S. Treasury Note
                    7.875%  11-15-99                   515,313
    2,005,000    U.S. Treasury Note
                    7.750%  02-15-01                 2,112,771
                                                 --------------
                                                     3,409,866
                                                 --------------
                 AEROSPACE (0.2%) 500,000 AAR Corp.
                    7.250%  10-15-03                   509,810
                                                 --------------

                 BANKING (0.7%)
      400,000    Citified Bancorp Inc.
                    8.250%  03-01-03                   402,008
    1,000,000    Green Tree Financial CL. A6
                    8.700%  06-15-25                 1,122,354
                                                 --------------
                                                     1,524,362
                                                 --------------
                 CHEMICALS (0.8%)
    1,750,000    GEON Company
                    7.500%  12-15-98                 1,831,114
                                                 --------------

                 COMMUNICATIONS (1.0%)
    1,600,000    Comcast Cable Communications
                    8.375%  05-01-07                 1,799,906
      300,000    Sprint
                    8.125%  07-15-02                   322,158
                                                 --------------
                                                     2,122,064
                                                 --------------
                 COMPUTERS AND RELATED (0.3%)
      700,000    Apple Computer, Inc.
                    6.500%  02-15-04                   644,000
                                                 --------------

                 CONSUMER GOODS (0.8%)
      140,000    Owens Corning
                    7.500%  05-01-05                 1,429,121
      400,000    RJR Nabisco, Inc.
                    8.750%  04-15-04                   415,950
                                                 --------------
                                                     1,845,071
                                                 --------------

    FACE                                                MARKET
   AMOUNT             LONG-TERM BONDS & NOTES            VALUE
--------------------------------------------------------------------
                 FINANCIAL SERVICES (0.5%)
     $100,000    Fertinitro Finance Inc.
                    8.290%  04-01-20                     $1,028,879
                                                    ----------------

                 FOOD AND RELATED (0.3%)
      740,000    Marsh Supermarkets Inc.
                    8.875%  04-01-07                        760,350
                                                    ----------------

                 FORESTRY AND PAPER PRODUCTS (0.7%)
      700,000    Boise Cascade Co.
                    9.850%  06-15-02                        779,472
      500,000    Champion International
                    9.875%  06-01-00                        533,856
      250,000    ITT Rayonier, Inc.
                    7.500%  10-15-02                        263,762
                                                    ----------------
                                                          1,577,090
                                                    ----------------
                 HOUSING, FURNITURE AND RELATED (0.1%)
      250,000    Armstrong World
                    9.750%  04-15-08                        311,781
                                                    ----------------

                 INDUSTRIAL SERVICES (0.2%)
      400,000    Medar Sr. Sub. notes
                    12.950%  06-30-05                       365,600
                                                    ----------------

                 INSURANCE (0.5%)
      500,000    Continental Corp.
                    7.250%  03-01-03                        515,749
       600000    Transamerica Finance Corp.
                    7.500%  03-15-04                        637,922
                                                    ----------------
                                                          1,153,671
                                                    ----------------
                 MACHINERY (0.2%)
      500,000    ABC Rail Products Corp.
                    9.125%  01-15-04                        485,000
                                                    ----------------

                 MEDICAL AND RELATED (0.7%)
      500,000    Bergen Brunswig
                    7.375%  01-15-03                        524,267
    1,000,000    Tenet Healthcare Corp.
                    8.625%  01-15-07                      1,036,250
                                                    ----------------
                                                          1,560,517
                                                    ----------------
                 METALS AND MINING (0.2%)
      500,000    Cyprus Minerals
                    6.625%  10-15-05                        500,995
                                                    ----------------

                 RESTAURANTS (0.9%)
    1,900,000    Tricon Global Restaurants
                    7.450%  05-15-05                      1,919,870
                                                    ----------------

                 TRANSPORTATION (0.4%)
      500,000    American President Cos., Ltd.
                    7.125%  11-15-03                        401,668
      400,000    Illinois Central Gulf Railroad
                    6.750%  05-15-03                        410,455
                                                    ----------------
                                                            812,123
                                                    ----------------



                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                JUNE 30, 1998 (UNAUDITED)


    FACE                                            MARKET
   AMOUNT            LONG-TERM BONDS & NOTES         VALUE
---------------------------------------------------------------

                 OIL, ENERGY AND NATURAL GAS (3.0%)
     $400,000    Dekalb Energy
                    9.875%  07-15-00                  $428,440
      350,000    Dresser Industries, Inc.
                    6.250%  06-01-00                   352,351
      375,000    Marathon Oil
                    7.00%  06-01-02                    384,654
      600,000    PDV America, Inc.
                    7.875%  08-01-03                   627,224
      500,000    Petroleos Mexicanos Global
                    8.850%  09-15-04                   486,250
    1,500,000    R & B Falcon Corp.
                    6.750%  04-15-05                 1,510,884
      500,000    Union Texas Petroleum
                    8.250%  11-15-99                   513,973
      500,000    United Refining Company
                    10.750%  06-15-07                  486,250
    2,000,000    Windsor Petroleum Transport Corp.
                    7.840%  01-15-21                 1,750,000
                                                 --------------
                                                     6,540,026
                                                 --------------
                 UTILITIES (1.8%)
      400,000    Cleveland Electric Illum.
                    7.625%  08-01-02                   414,792
       70,000    ESI Tractebel
                    7.990%  12-30-11                   712,246
    1,000,000    Great Lakes Power
                    9.000%  08-01-04                 1,114,124
      700,000    Niagra Mohawk Power Corp.
                    7.750%  10-01-08                   721,875
      400,000    Old Dominion Elec. Co.
                    8.760%  12-01-22                   468,174
      500,000    Texas New Mexico Power Co.
                    9.250%  09-15-00                   528,419
                                                 --------------
                                                     3,959,630
                                                 --------------
                 TOTAL LONG-TERM BONDS & NOTES
                    (14.8%) (COST  $31,948,295)    $32,861,819
                                                 --------------

    FACE                                            MARKET
   AMOUNT            CONVERTIBLE DEBENTURES          VALUE
---------------------------------------------------------------
                 ELECTRICAL EQUIPMENT (0.5%)
   $1,100,000    Richey Electric
                   7.000%  due 03-01-06             $1,009,250
                                                 --------------

                 METALS AND MINING (0.3%)
    600,000      INCO, Ltd.
                    7.750%  due 03-15-16               575,250
                                                 --------------

                 OIL, ENERGY AND NATURAL GAS (0.3%)
      750,000    Offshore Logistics, Inc.
                    6.000%  due 12-15-06               774,375
                                                 --------------

                 TOTAL CONVERTIBLE DEBENTURES
                    (1.1%) (COST $2,431,000)        $2,358,875
                                                 --------------

                                                        MARKET
   SHARES                     WARRANTS                   VALUE
--------------------------------------------------------------------
       80,000  * Medar Inc. Warrants                        $34,400
                                                    ----------------

                 TOTAL WARRANTS (0.0%)
                    (COST $34,400)                          $34,400
                                                    ----------------

    FACE                                                MARKET
   AMOUNT                 SHORT-TERM NOTES               VALUE
--------------------------------------------------------------------
                 AUTOMOTIVE AND RELATED (4.0%)
   $4,680,000    General Motors Acceptance Corp.
                    5.510%  07-01-98                     $4,680,000
    4,260,000    Ford Motor
                    5.550%  07-15-98                      4,250,806
                                                    ----------------
                                                          8,930,806
                                                    ----------------
                 FINANCE (5.1%)
    4,300,000    American Express Credit Corp.
                    5.550%  07-14-98                      4,291,382
    2,427,000    American General Finance
                    5.580%  07-09-98                      2,423,991
      962,000    Associates Corp.
                    5.550%  07-07-98                        961,110
    2,033,000    G.E. Capital
                    5.600%  07-13-98                      2,029,205
    1,581,000    Household Finance
                    5.540%  07-06-98                      1,579,783
                                                    ----------------
                                                         11,285,471
                                                    ----------------
                 INSURANCE (1.6%)
    3,565,000    Prudential Funding
                    5.570%  07-10-98                      3,560,036
                                                    ----------------

                 RETAIL (1.4%)
    3,155,000    Sears Roebuck Acceptance Corp.
                    5.480%  07-02-98                      3,154,519
                                                    ----------------

                 TOTAL SHORT-TERM NOTES
                    (12.1%) (COST  $26,930,832)         $26,930,832
                                                    ----------------

                 TOTAL HOLDINGS
                    (COST  $160,983,255)(A)            $221,312,701
                                                    ================





*  Non-income producing securities.
(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                       JUNE 30, 1998 (UNAUDITED)

Assets:
   Investments in securities at market value
     (note 1) (cost $160,983,255) ...................   $221,312,701
   Cash in bank .....................................         34,133
   Receivable for fund shares sold ..................        155,991
   Dividends and accrued interest receivable ........        900,318
   Other ............................................         16,684
                                                     ----------------

     Total assets ...................................    222,419,827
                                                     ----------------

Liabilities:
   Payable for investment management services
     (note 3) .......................................         95,359
   Other accrued expenses ...........................         75,458
                                                     ----------------
     Total liabilities ..............................        170,817
                                                     ----------------

Net assets at market value ..........................   $222,249,010
                                                     ================

Net assets consist of:
   Par value, $1 per share ..........................     $9,906,643
   Paid-in capital in excess of par value ...........    150,103,971
   Accumulated undistributed net realized gain on
     investments ....................................      1,889,282
   Net unrealized appreciation on investments (note 1)    60,329,446
   Undistributed net investment income ..............         19,668
                                                     ----------------

Net assets at market value ..........................   $222,249,010
                                                     ================

Shares outstanding (note 4) .........................      9,906,643

Net asset value per share ...........................         $22.43
                                                     ================


STATEMENT OF OPERATIONS
                                  FOR SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

Investment income:
   Interest .......................................   $2,055,046
   Dividends ......................................    1,363,985
                                                   --------------

     Total investment income ......................    3,419,031
                                                   --------------

Expenses:
   Management fees (note 3) .......................      560,129
   Custodian fees (note 3) ........................       18,811
   Directors' fees (note 3) .......................       10,661
   Professional fees ..............................       28,658
   Accounting and transfer agent fees .............       63,332
   Filing fees ....................................        9,289
   Printing, proxy and postage fees ...............       37,863
   Other ..........................................        2,096
                                                   --------------

     Total expenses ...............................      730,839
                                                   --------------

     Net investment income ........................   $2,688,192
                                                   --------------

Realized and unrealized gain on investments:
   Net realized gain from investments .............   $1,889,282
   Net increase in unrealized appreciation on
     investments ..................................   10,884,837
                                                   --------------

       Net gain on investments ....................   12,774,119
                                                   --------------

       Net increase in net assets from operations..  $15,462,311
                                                   ==============





   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                       Six Months Ended
                                                                           6-30-98            Year Ended
                                                                          (Unaudited)           12-31-97
                                                                        --------------       --------------
From operations:
   Net investment income ..........................................      $   2,688,192       $   4,595,611
   Realized gain on investments ...................................          1,889,282           7,723,290
   Unrealized gain on investments .................................         10,884,837          15,465,006
                                                                         -------------       -------------
     Net increase in assets from operations .......................         15,462,311          27,783,907
                                                                         -------------       -------------

Dividends and distributions to shareholders:
   Dividends paid from net investment income ......................         (2,676,213)         (5,602,347)
   Capital gains distributions ....................................            (33,599)         (9,150,428)
                                                                         -------------       -------------
     Total dividends and distributions ............................         (2,709,812)        (14,752,775)
                                                                         -------------       -------------

From capital share transactions (note 4):
   Received from shares sold ......................................         20,416,357          35,259,039
   Received from dividends reinvested .............................          2,709,812          14,752,775
   Paid for shares redeemed .......................................         (7,344,704)        (14,795,590)
                                                                         -------------       -------------
     Increase in net assets derived from capital share transactions         15,781,465          35,216,224
                                                                         -------------       -------------

       Increase in net assets .....................................         28,533,964          48,247,356

Net Assets:
   Beginning of period ............................................        193,715,046         145,467,690
                                                                         -------------       -------------

   End of period (a) ..............................................      $ 222,249,010       $ 193,715,046
                                                                         =============       =============

(a)  Includes undistributed net investment income of ..............      $      19,668       $       7,689
                                                                         =============       =============

FINANCIAL HIGHLIGHTS

                                                         Six Months Ended
                                                              6-30-98                         Years Ended December 31,
                                                            (Unaudited)           1997            1996          1995         1994
                                                            ------------       -----------    -----------    ----------   ----------
Per share data:
Net asset value, beginning of period ....................   $ 21.06           $ 19.40        $ 17.60        $ 14.76        $ 15.38
Income (loss) from investment operations:
   Net investment income ................................      0.28              0.56           0.53           0.58           0.55
   Net realized and unrealized gain (loss) on investments      1.37              2.87           2.10           2.72          (0.63)
                                                            -------           -------        -------        -------        -------
     Total income (loss) from investment operations .....      1.65              3.43           2.63           3.30          (0.08)
                                                            -------           -------        -------        -------        -------
Less distributions:
   Dividends from net investment income .................     (0.28)            (0.69)         (0.52)         (0.46)         (0.54)
   Distributions from net realized capital gains ........      0.00             (1.08)         (0.31)         0.00.           0.00
                                                            -------           -------        -------        -------        -------
     Total distributions ................................     (0.28)            (1.77)         (0.83)         (0.46)         (0.54)
                                                            -------           -------        -------        -------        -------
Net asset value, end of period ..........................   $ 22.43           $ 21.06        $ 19.40        $ 17.60        $ 14.76
                                                            =======           =======        =======        =======        =======

Total return ............................................      7.82%(b)         18.15%         15.54%         22.75%          0.53%

Ratios and supplemental data:
   Ratio of expenses to average net assets ..............      0.69%(a)          0.71%          0.76%          0.75%          0.62%
   Ratio of net investment income to average net assets .      2.55%(a)          2.69%          2.89%          3.56%          3.67%
Portfolio turnover rate .................................         4%               18%            12%            10%             7%
Average commission rate (c) .............................   $  0.07           $  0.07        $  0.07             NR             NR

Net assets at end of period (millions) ..................   $ 222.2           $ 193.7        $ 145.5        $ 109.6        $  85.0

(a)  Annualized
(b)  Calculated on an aggregate basis (not audited)
(c) Represents the total dollar amount of commission paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.
(NR) Not required prior to 1996.


   The accompanying notes are an integral part of these financial statements.

INTERNATIONAL PORTFOLIO
OHIO NATIONAL FUND, INC.

OBJECTIVE

The International Portfolio seeks long-term capital growth by investing primarily in securities of foreign companies.

PERFORMANCE AS OF JUNE 30, 1998

AVERAGE ANNUAL TOTAL RETURNS:
One-year                       0.01%
Three-year                    10.67%
Five-year                     14.28%
Since inception (5/3/93)      13.67%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS

European markets were volatile due to growing worries over Asian markets, corporate earnings and the direction of interest rates. Once the EMU founding members were confirmed and bilateral exchange rates were set, European blue chips rose as meager earnings announcements continued. Overall, German, French, Swedish and Finnish blue chips achieved significant gains while other issues were far weaker. Yet, smaller capitalization stocks, which account for most of the International Portfolio's holdings, continued to underperform large capitalization stocks.

   In Japan, stocks fell due to the gloomy economic outlook and doubts concerning the effectiveness of the government's economic package. The yen weakened significantly until the concerted action between the U.S. and Japanese governments in June. Japanese authorities also announced plans for the ailing financial sector and tax cut proposals. Smaller and domestically oriented companies fared worse than larger stocks, which negatively affected the portfolio's holdings in Japan.

   Other Asian markets plunged due to growing instability in the Pacific Rim (riots in Indonesia, strikes in South Korea, etc.). New Zealand and Australian stocks were likewise negatively impacted by those events.

   Canadian stocks declined, due in part to weakness in the metals sector. In Latin America, markets fell sharply as investors fled most emerging markets.


CHANGE IN VALUE OF $10,000 INVESTMENT


                     International Portfolio        Morgan Stanley
                     (Commenced operations          Capt. Intl.
                          May 3, 1993)              EAFE Index

12/31/94                  $13,504.29                   $11,698.53
12/31/96                   17,331.44                    13,879.91
06/30/98                   19,367.36                    16,298.60


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

TOP 10 HOLDINGS AS OF JUNE 30, 1998

                                                % of Porffolio
1.  Queensland Treasury 8.00% 09/14/07              2.00
2.  Buderus AG                                      1.97
3.  Sagem ADP                                       1.91
4.  Bank for International Settlements
    (US Tranche)                                    1.75
5.  Fuji Photo Film Co, Ltd                         1.72
6.  Secom Co, Ltd                                   1.71
7.  Sika Finanz AG, Bearer                          1.69
8.  EuraFrance                                      1.65
9.  Kuehne & Nagel International AG Bearer          1.50
10. Societe Generale D'Affichage D.R.C.             1.42

TOP 5 COUNTRIES/REGIONS AS OF JUNE 30, 1998

                                              % of Portfolio
Japan                                             15.60
France                                            13.52
Germany                                            8.79
Switzerland                                        8.56
New Zealand                                        4.29

The risk associated with investing on a worldwide basis includes differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

SCHEDULE OF INVESTMENTS                                JUNE 30, 1998 (UNAUDITED)

                                                        MARKET
       SHARES               COMMON STOCK                 VALUE
--------------------------------------------------------------------

                 JAPAN (15.3%)
      275,000    Aida Engineering Limited (19)           $1,067,155
       70,700    Chofu Seisakusho (9)                       960,246
      375,000    Dai-Tokyo Fire Marine Ins. Co. Ltd. (18) 1,301,606
      325,000    Dowa Fire & Marine Ins. Co. Ltd. (18)      969,243
       75,000    Fuji Photo Film Co., Ltd. (9)            2,603,212
       15,000    Hitachi Ltd. ADR (11)                      967,500
      400,000  * Iino Kaiun Kaisha (5)                      758,866
       35,000    Ito-Yokado Co. Ltd. (28)                 1,642,413
      250,000    Koa Fire & Marine Ins. Co., Ltd. (18)      959,362
      275,000    Nichido Fire & Marine Ins. Co., Ltd. (18)1,432,755
      275,000    Nisshinbo Industries Inc. (8)            1,096,799
      150,000    Nittetsu Mining Co., Ltd. (22)             538,967
       45,000    Secom Co., Ltd. (29)                     2,590,277
       85,000    Shimano Inc. (9)                         2,150,120
       65,000    Shiseido Company (9)                       736,158
      127,000    Sotoh Co. (31)                             866,106
      155,000    Shoei Co. (27)                             928,964
       15,000    Toho Co. (20)                            1,573,785
       50,000    Tokyo Marine & Fire Ins. Co. Ltd. (18)     512,378
                                                    ----------------
                                                         23,655,912
                                                    ----------------
                 FRANCE (12.1%)
       10,000    CGDE Michelin 'B' (34)                     575,822
        8,130    Crometal (5)                               546,078
        8,500    Elf Aquitaine (12)                       1,192,067
       17,500    Emin Leydier (24)                        1,284,875
        4,000    Eurafrance (34)                          2,507,878
       10,000    Gaumont SA (20)                            775,463
        3,500    La Brosse et DuPont (9)                    352,258
        9,000    Legrand ADP (10)                         1,544,325
        6,500    Marine Wendel (34)                       1,193,635
        6,396    NSC Groupe (19)                            959,258
        2,133    Promodes C.I. (28)                         784,799
        7,000    SAGEM (32)                               2,896,599
        2,000    Sucriere de Pithiviers-le-Vieil (1)      1,054,959
        3,500    Taittinger (13)                          1,969,179
        5,000    Vivendi (33)                             1,065,023
                                                    ----------------
                                                         18,702,218
                                                    ----------------
                 SWITZERLAND (8.4%)
          405    Bank of Intl. Settlements (3)            2,652,024
        5,500    Edipresse SA Bearer (20)                 1,509,378
        3,000    Kuehne & Nagel Intl. AG (32)             2,270,484
          300    Lindt & Sprungli AG PC (9)                 771,964
          500    Nestle SA (9)                            1,068,115
          500    Sika Finanz AG Bearer (7)                2,570,911
        5,500    Societe Generale d'Affichage (20)        2,153,669
                                                    ----------------
                                                         12,996,545
                                                    ----------------
                 GERMANY (7.4%)
        1,550    Axel Springer Verlag AG (20)             1,140,210
       20,000    Bayer AG (7)                             1,029,867
       12,500    Bertelsmann AG D.R.C. (25)               1,607,439
        6,000    Buderus AG (5)                           2,986,726
       85,000    Gerresheimer Glas AG (4)                 1,274,060
       35,000    IVG Holding AG (27)                      1,593,197
        3,000    Suedzucker AG (8)                        1,820,243
                                                    ----------------
                                                         11,451,742
                                                    ----------------

                                                        MARKET
       SHARES               COMMON STOCK                 VALUE
--------------------------------------------------------------------

                 NEW ZEALAND (2.8%)
    1,275,549    Carter Holt Harvey Limited (14)         $1,109,284
    1,000,000  * Evergreen Forests Ltd. (14)                207,060
      299,250    Independent Press Comm. (20)             1,448,378
    1,601,500    Shortland Properties, Ltd. (27)            538,861
    1,870,310    Tasman Agriculture Limited (1)             894,643
      450,000    Wrightson Ltd. (1)                          86,189
                                                    ----------------
                                                          4,284,415
                                                    ----------------
                 UNITED KINGDOM (2.7%)
      550,000    Lonrho Africa plc (34)                     674,046
      200,000    Lonrho plc (34)                            940,414
      425,000  * McBride plc (10)                         1,222,413
      375,000    Royal Doulton plc (9)                    1,369,352
                                                    ----------------
                                                          4,206,225
                                                    ----------------
                 HONG KONG (2.3%)
    6,427,368    CDL Hotels Intl. Ltd. (16)               1,908,216
    2,000,000    Shaw Brothers (Hong Kong) Ltd.(20)       1,213,373
    1,000,000    South China Morning Post Holdings
                    Corp. (25)                              480,831
                                                    ----------------
                                                          3,602,420
                                                    ----------------
                 LATIN AMERICA (2.3%)
       40,000    Banco Latinoamericano 'Bladex' (3)       1,230,000
      350,000    Antofagasta Holdings plc (21)            1,473,565
      681,944    Ledesma SA (1)                             634,300
      100,000    Siderca S.A.I.C. (12)                      171,023
                                                    ----------------
                                                          3,508,888
                                                    ----------------
                 CANADA (2.0%)
       50,000    Canadian Pacific Ltd. (34)               1,418,750
       40,000    Franco-Nevada Mining Corp. (21)            794,089
       50,000    Noranda, Inc. (21)                         864,916
                                                    ----------------
                                                          3,077,755
                                                    ----------------
                 NETHERLANDS (1.7%)
       35,000    Apothekers Cooperatie OPG (17)           1,176,254
       55,000    European City Estates NV (27)              688,090
        8,500    Philips Electronics NV ADR (11)            722,500
                                                    ----------------
                                                          2,586,844
                                                    ----------------
                 SINGAPORE (1.6%)
      675,000    Clipsal Industries Ltd. (10)               604,125
      800,000    Del Gro Corp. (35)                         573,970
      700,000    Intraco Ltd. (34)                          217,907
      200,000    Singapore Bus Service Ltd. (32)             82,419
      650,000    Times Publishing Ltd. (25)               1,079,158
                                                    ----------------
                                                          2,557,579
                                                    ----------------
                 SWEDEN (1.5%)
       15,000    AssiDoman AB (14)                          435,163
       45,000    Bylock & Nordsjofrakt AB 'B' (32)          149,681
       55,000    Gorthon Lines 'B' (32)                     306,052
       10,000    Investor AB Class B (34)                   582,093
       70,000    IRO AB (31)                                919,095
                                                    ----------------
                                                          2,392,084
                                                    ----------------
                 BELGIUM (1.1%)
        5,000    Deceuninck Plastics Ind. SA (4)          1,689,552
                                                    ----------------

                 SPAIN (1.0%)
        6,500    Corporation Financiera Alba SA (34)        713,611
      100,000    Energia e Ind. Aragonesas SA (33)          866,562
                                                    ----------------
                                                          1,580,173
                                                    ----------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                JUNE 30, 1998 (UNAUDITED)

                                                        MARKET
       SHARES               COMMON STOCK                 VALUE
--------------------------------------------------------------------

                 MEXICO (0.9%)
    1,000,000    Grupo Fernandez Editores SA de CV(25)     $141,615
      415,000    Industrias Penoles SA de CV (21)         1,318,856
                                                    ----------------
                                                          1,460,471
                                                    ----------------
                 NORWAY (0.7%)
       70,000    Schibsted AS (25)                        1,177,929
                                                    ----------------

                 DENMARK (0.7%)
       10,000    Carlsberg International A/S Class'B'(9)    726,058
        3,500    Kobenhavns Lufthavne (32)                  424,000
                                                    ----------------
                                                          1,150,058
                                                    ----------------
                 SOUTH KOREA (0.4%)
        7,000    Daeduck (11)                               291,624
       35,000    Fursys Inc. (9)                            369,629
                                                    ----------------
                                                            661,253
                                                    ----------------
                 FINLAND (0.4%)
        7,000    Vaisala Oy A (5)                           565,564
                                                    ----------------

                 ITALY (0.3%)
      700,000    Montedison non-conv. Savings SpA(34)       540,503
                                                    ----------------

                 SOUTH AFRICA (0.2%)
       28,000    Anglo American Platinum Corp.(22)          299,751
                                                    ----------------

                 PORTUGAL (0.1%)
       10,000    Companhia de Celulose do Cairna (1)        156,681
                                                    ----------------

                 AUSTRALIA (0.1%)
      185,000    Eltin Ltd. (22)                            150,015
                                                    ----------------

                 GREECE (0.1%)
       38,090    H. Benrubi & Fils SA (9)                    93,512
                                                    ----------------

                 MISCELLANEOUS (1.0%)
       65,000    North European Oil Royalty Tr. (12)        983,125
       45,000    Minorco ADR (34)                           537,188
                                                    ----------------
                                                          1,520,313
                                                    ----------------
                 TOTAL COMMON STOCK
                    (67.1%) (COST $106,566,981)        $104,068,402
                                                    ----------------

                                                        MARKET
   SHARES                 PREFERRED STOCK                VALUE
--------------------------------------------------------------------
                 INDONESIA (1.0%)
       26,500    Freeport McMoRan Pfd. 'B' (22)            $561,469
       26,500    Freeport McMoRan Pfd. 'C' (22)             501,844
       31,500    Freeport McMoRan Pfd. 'D' (22)             531,563
                                                    ----------------
                                                          1,594,876
                                                    ----------------
                 GERMANY (1.2%)
       20,500    Hornbach Holdings AG (28)                1,876,521
                                                    ----------------

                 TOTAL PREFERRED STOCK
                   (2.2%) (COST $3,976,664)              $3,471,397
                                                    ----------------



                                                        MARKET
   AMOUNT              CONVERTIBLE DEBENTURES            VALUE
--------------------------------------------------------------------

                 U.S. DOLLAR (2.0%)
   $1,000,000    PT Inti Indorayon Utama 7.000%
                    due 05-02-06 (24)                      $395,000
    1,000,000    Cheil Foods & Chemicals Co 3.000%
                    due 12-31-06 (9)                      1,085,000
      250,000    Medya International Ltd. 10.000%
                    due 06-28-01 (20)                       198,750
    1,350,000    Scandinavian Broadcasting
                    7.250% due 08-01-05 (20)              1,461,375
                                                    ----------------
                                                         $3,140,125
                                                    ----------------
                 NON U.S. DOLLAR (2.0%)
        1,527 FF Gaumont SA  3.750%
                    due 01-01-03 (20)                   $156,205.00
       20,000 FF Immobiliere Hoteliere
                    due 01-01-01 (33)                       725,965
      550,000 GBPBerisford plc 5.000%
                    due 01-31-15 (9)                        901,021
      300,000 GBPBAA plc  5.750%
                    due 03-29-06  (32)                      632,778
      350,000 GBPLonrho
                    6.000%  due 02-27-04 (34)               537,632
      320,000 NZ Shortland Properties Inc. 7.500%
                    due 12-31-98 (27)                       112,641
                                                    ----------------
                                                         $3,066,242
                                                    ----------------
                 TOTAL CONVERTIBLE SUBORDINATED
                    DEBENTURES
                    (4.0%) (COST $5,930,559)             $6,206,367
                                                    ----------------




    FACE                                                MARKET
   AMOUNT              NON-CONVERTIBLE BONDS             VALUE
--------------------------------------------------------------------

                 U.S. DOLLAR (1.3%)
   $1,250,000    Federal Republic Of Brazil
                    6.875%  due 04-15-24 (15)              $965,625
      500,000    United Mexican States 'A'
                    6.867%  due 12-31-19 (15)               449,687
      500,000    United Mexican States 'B'
                    6.617%  12-31-19 (15)                   449,687
      250,000    United Mexican States 'C'
                    6.718%  12-31-19 (15)                   224,844
                                                    ----------------
                                                         $2,089,843
                                                    ----------------
                 NON-U.S. DOLLAR (3.9%)
    4,250,000 AU Queensland Treasury
                    8.000%  due 09-14-07 (11)            $3,040,542
      650,000 DE Carlberg Finance
                    7.000%  due 02-26-13 (15)             1,113,615
    1,000,000 NZ Republic of New Zealand
                    10.000%  due 03-15-02 (15)              568,772
    2,500,000 NZ Trans Power Finance Ltd.
                    8.000%  due 03-15-02 (15)             1,309,093
                                                    ----------------
                                                          6,032,022
                                                    ----------------
                 TOTAL NON-CONVERTIBLE BONDS
                    (5.2%) (COST  $8,283,696)            $8,121,865
                                                    ----------------



                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                JUNE 30, 1998 (UNAUDITED)


    FACE                                                MARKET
   AMOUNT                 SHORT-TERM NOTES               VALUE
--------------------------------------------------------------------
                 DIVISIFIED (1.9%)
   $2,988,000    Temple Inland Inc.
                    6.100%  07-09-98                     $2,983,950
                                                    ----------------

                 FINANCE (9.0%)
    4,373,000    Goldman Sachs Group
                    5.750%  07-08-98                      4,368,111
    6,499,000    Media One Group Funding Inc.
                    5.730%  7-06-98                       6,493,827
    3,124,000    New Holland Credit
                    5.700%  07-01-98                      3,124,000
                                                    ----------------
                                                         13,985,938
                                                    ----------------
                 FORESTRY AND PAPER PRODUCTS (2.5%)
    3,904,000    Carter Holt harvey Ltd.
                    5.680%  07-07-98                      3,900,304
                                                    ----------------

    FACE                                                MARKET
   AMOUNT                 SHORT-TERM NOTES               VALUE
--------------------------------------------------------------------

                 OIL, ENERGY & NATURAL GAS (6.2%)
   $5,629,000    Burlington Resourses
                    5.850%  07-10-98                     $5,620,767
    3,950,000    Praxair Inc.
                    6.020%  07-02-98                      3,949,339
                                                    ----------------
                                                          9,570,106
                                                    ----------------
                 TOTAL SHORT-TERM NOTES
                    (19.6%) (COST  $30,440,298)         $30,440,298
                                                    ----------------

                 TOTAL HOLDINGS
                    (COST  $155,198,198) (a)           $152,308,329
                                                    ================







(a) Also represents cost for Federal income tax purposes.
* Non-income producing securities.

FOREIGN CURRENCIES
NZ - New Zealand Dollar
FF - French Franc
GBP - British Pound
AU - Australian Dollar
DE - Denmark Dollar




       Industry Classifications
        (1)  Agriculture                  (18)  Insurance
        (2)  Automotive                   (19)  Machinery
        (3)  Banking                      (20)  Media
        (4)  Building Products            (21)  Metal (non-ferrous)
        (5)  Capital Goods                (22)  Mining
        (6)  Cement                       (23)  Packaging
        (7)  Chemicals                    (24)  Paper
        (8)  Computer Products            (25)  Publishing
        (9)  Consumer Products            (26)  Rail Equipment
       (10)  Electrical Products          (27)  Real Estate
       (11)  Electronics                  (28)  Retailing
       (12)  Energy and Oil               (29)  Services
       (13)  Food & Beverage              (30)  Steel
       (14)  Forest Products              (31)  Textile
       (15)  Governmental                 (32)  Transportation
       (16)  Hotels                       (33)  Utilities
       (17)  Health Care                  (34)  Miscellaneous
                                          (35)  Holding Companies





   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                      JUNE 30, 1998 (UNAUDITED)


Assets:
   Investments in securities at market value
     (note 1) (cost $155,198,198) ......................................      $ 152,308,329
   Cash in bank ........................................................            352,374
   Unrealized gain on forward currency contracts
     (note 5) ..........................................................          1,350,156
   Receivable for securities sold ......................................            967,795
   Receivable for fund shares sold .....................................             41,685
   Dividends and accrued interest receivable ...........................            743,920
   Other ...............................................................                980
                                                                              -------------
     Total assets ......................................................        155,765,239
                                                                              -------------

Liabilities:
   Unrealized loss on forward currency contracts
     (note 5) ..........................................................            163,970
   Payable for securities purchased ....................................            223,644
   Payable for shares redeemed .........................................             23,606
   Payable for investment management services
     (note 3) ..........................................................            115,640
   Other accrued expenses ..............................................            132,964
                                                                              -------------
     Total liabilities .................................................            659,824
                                                                              -------------

Net assets at market value .............................................      $ 155,105,415
                                                                              =============

Net assets consist of:
   Par value, $1 per share .............................................      $  10,964,616
   Paid-in capital in excess of par value ..............................        140,989,327
   Accumulated undistributed net realized gain
     on investments ....................................................          4,842,990
   Net unrealized appreciation (depreciation) on:
     Investments (note 1) ..............................................         (2,889,869)
     Foreign currency related transactions .............................             (9,499)
     Forward currency contracts (note 5) ...............................          1,186,186
   Undistributed net investment income .................................             21,664
                                                                              -------------

Net assets at market value .............................................      $ 155,105,415
                                                                              =============

Shares outstanding (note 4) ............................................         10,964,616

Net asset value per share ..............................................             $14.15
                                                                              =============


STATEMENT OF OPERATIONS
                                  FOR SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

Investment income:
   Interest (net of $10,514 foreign taxes withheld) ....................      $   1,098,376
   Dividends (net of $169,158 foreign taxes withheld) ..................          1,730,892
                                                                              -------------

     Total investment income ...........................................          2,829,268
                                                                              -------------

Expenses:
   Management fees (note 3) ............................................            701,812
   Custodian, accounting and transfer agent  fees (note 3)246,672
   Directors' fees (note 3) ............................................              3,978
   Professional fees ...................................................              8,608
   Filing fees .........................................................              6,069
   Printing, proxy and postage fees ....................................             22,075
   Other ...............................................................              1,959
                                                                              -------------

     Total expenses ....................................................            991,173
                                                                              -------------

     Net investment income .............................................      $   1,838,095
                                                                              -------------

Realized and unrealized gain on investments and foreign currency:
     Net realized gain from:
       Investments .....................................................      $   4,842,990
       Forward currency related transactions ...........................          3,721,201
   Net increase (decrease) in unrealized appreciation (depreciation) on:
       Investments .....................................................          5,111,687
       Foreign currency related transactions ...........................         (1,396,334)
                                                                              -------------

       Net gain on investments .........................................         12,279,544
                                                                              -------------

       Net increase in net assets from operations ......................      $  14,117,639
                                                                              =============


   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Six Months Ended
                                                                                       6-30-98            Year Ended
                                                                                     (Unaudited)           12-31-97
                                                                                   --------------       --------------
From operations:
   Net investment income .....................................................      $   1,838,095       $   2,843,376
   Realized gain on investments and foreign currency transactions ............          8,564,191          17,258,280
   Unrealized gain (loss) on investments and foreign currency transactions ...          3,715,353         (17,805,953)
                                                                                    -------------       -------------
     Net increase in assets from operations ..................................         14,117,639           2,295,703
                                                                                    -------------       -------------

Dividends and distributions to shareholders:
   Dividends paid from net investment income .................................         (1,817,110)         (3,725,344)
   Capital gains and foreign currency related transaction distributions ......         (3,721,201)        (21,388,818)
                                                                                    -------------       -------------
     Total dividends and distributions .......................................         (5,538,311)        (25,114,162)
                                                                                    -------------       -------------

From capital share transactions (note 4):
   Received from shares sold .................................................          6,838,811          37,696,255
   Received from dividends reinvested ........................................          5,538,311          25,114,162
   Paid for shares redeemed ..................................................        (21,881,137)        (21,251,055)
                                                                                    -------------       -------------
     Increase (decrease) in net assets derived from capital share transactions         (9,504,015)         41,559,362
                                                                                    -------------       -------------

       Increase (decrease) in net assets .....................................           (924,687)         18,740,903

Net Assets:
   Beginning of period .......................................................        156,030,102         137,289,199
                                                                                    -------------       -------------

   End of period (a) .........................................................      $ 155,105,415       $ 156,030,102
                                                                                    =============       =============

(a)  Includes undistributed net investment income of .........................      $      21,664       $         679
                                                                                    =============       =============

FINANCIAL HIGHLIGHTS

                                                        Six Months Ended
                                                            6-30-98                        Years Ended December 31,
                                                          (Unaudited)           1997           1996           1995           1994
                                                          -----------       ------------    -----------    ----------    -----------
Per share data:
Net asset value, beginning of period ..................      $ 13.39           $ 15.49        $ 14.38        $ 13.30       $ 12.48
Income from investment operations:
   Net investment income ..............................         0.17              0.28           0.25           0.31          0.16
   Net realized and unrealized gain on investments
     and foreign currency transactions ................         1.10              0.08           1.76           1.28          0.84
                                                             -------           -------        -------        -------       -------
       Total income from investment operations ........         1.27              0.36           2.01           1.59          1.00
                                                             -------           -------        -------        -------       -------
Less distributions:
   Dividends from net investment income ...............        (0.51)            (0.37)         (0.25)         (0.28)        (0.12)
   Distributions from net realized capital gains
     and foreign currency related transaction .........         0.00             (2.09)         (0.65)         (0.23)        (0.06)
                                                             -------           -------        -------        -------       -------
     Total distributions ..............................        (0.51)            (2.46)         (0.90)         (0.51)        (0.18)
                                                             -------           -------        -------        -------       -------
Net asset value, end of period ........................      $ 14.15           $ 13.39        $ 15.49        $ 14.38       $ 13.30
                                                             =======           =======        =======        =======       =======

Total return ..........................................         9.44%(b)          2.11%         14.48%         12.10%         8.07%

Ratios and supplemental data:
   Ratio of expenses to average net assets ............         1.26%(a)          1.22%          1.15%          1.12%         1.05%
   Ratio of net investment income to average net assets         2.34%(a)          1.82%          1.64%          2.29%         1.23%
Portfolio turnover rate ...............................           17%               24%            14%             7%           16%
Average commission rate (c) ...........................      $  0.02           $  0.02        $  0.03             NR            NR

Net assets at end of period (millions) ................      $ 155.1           $ 156.0        $ 137.3        $  90.6       $  62.9

(a)  Annualized
(b)  Calculated on an aggregate basis (not annualized)
(c) Represents the total dollar amount of commission paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.
(NR) Not required prior to 1996.



   The accompanying notes are an integral part of these financial statements.

CAPITAL APPRECIATION PORTFOLIO
Ohio National Fund, Inc.

OBJECTIVE

The Capital Appreciation Portfolio seeks maximum capital growth by investing primarily in common stocks.

PERFORMANCE AS OF JUNE 30, 1998

AVERAGE ANNUAL TOTAL RETURNS:
One-year                      12.60%
Three-year                    14.97%
Since inception (4/30/94)     15.19%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS

The Capital Appreciation Portfolio's basic asset allocation changed little over these past six months. We did, however, extensively groom back the first two categories. Our largest purchases were Times Mirror convertible bonds and Niagara Mohawk common stock. We significantly reduced FirstEnergy, also a top holding, in response to a tremendous run over the past 18 months. Media holdings, including New York Times, Washington Post and Time Warner, were strong. Our natural resource holdings, including Newmont Mining, were poor performers due to broad economic trends, as well as investor disenchantment. Loews, whose major subsidiary is CNA Insurance, suffered from its modest cigarette connection.

   We expect the economy to slow from its recent pace due to the current flat yield curve. As for the general level of interest rates, we rule nothing out. They might fall to surprising lows if the economy slows more than most anticipate, however, only if inflation steps up dramatically would large increases be likely. Our biggest concern remains the stock market's high valuation levels. By most measures - price/earnings ratios, price-to-book values, etc. - stock prices are at record highs. Furthermore, we see financial accounting being stretched to the limits of truthfulness. Witness: some calculations show that over the last decade more than one-quarter of all S&P 500 earnings were subsequently written off. We think that high valuation levels and suspect corporate reporting dramatically lower the odds of successful investing. Why then do we maintain even 50 percent in common stocks, with more exposure in convertibles? First, because we are unwilling to be left at the gate in history's most rewarding investing climate. Second, and more important, we have been able to make investments we deem low risk that a capture a good bit of the returns enjoyed by more aggressive investors.

CHANGE IN VALUE OF $10,000 INVESTMENT

                       Capital Appreciation         S&P 500 Index
                             Portfolio

12/31/94                  $10,452.80                   $10,131.24
12/31/95                   12,816.55                    13,923.12
12/31/96                   14,835.13                    17,136.91
12/31/97                   17,089.10                    22,834.74
06/30/98                   18,032.42                    26,878.77


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

TOP 10 HOLDINGS AS OF JUNE 30, 1998

                                             % of Portfolio
1.  Amerada Hess Corp                               4.09
2.  Loews Corp                                      3.34
3.  FirstEnergy Corp                                2.95
4.  Niagra Mohawk Power Co                          2.79
5.  Tennessee Valley Authority 5.88% 04/01/36       2.67
6.  Washington Post Cl B                            2.65
7.  Times Mirror CV LYON Zero Coupon 4/15/17        2.29
8.  New York Times Co                               2.04
9.  US Treasury Notes 5.875% 02/15/00               1.96
10. Tennessee Valley Authority 6.235% 07/15/45      1.94



TOP 5 INDUSTRIES AS OF JUNE 30, 1998

                                              % of Portfolio
Media and Publishing                              10.90
Oil, Energy & Natural Gas                          8.70
Utilities                                          8.47
Government                                         5.66
Municiples                                         5.29

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

SCHEDULE OF INVESTMENTS                                JUNE 30, 1998 (UNAUDITED)


                                                       MARKET
   SHARES                U.S. COMMON STOCK              VALUE
------------------------------------------------------------------

                 CHEMICALS (2.1%)
       21,500    Great Lakes Chemical Corp.            $1,045,094
        5,250    Hanson Trust plc ADR                     159,140
       18,000  * Octel Corp.                              357,750
                                                    --------------
                                                        1,561,984
                                                    --------------
                 COMMUNICATIONS (1.0%)
       13,000    MCI Communications Corp.                 755,625
                                                    --------------

                 COMPUTER AND RELATED (0.4%)
        2,400    IBM Corp.                                275,550
                                                    --------------

                 CONSUMER PRODUCTS (2.5%)
        1,500  * Nine West Group Inc.                      40,219
       25,000    Philip Morris Cos., Inc.                 984,375
        9,500    Polaroid Corp.                           337,844
       13,000  * Reebok International                     359,938
        2,000    Tupperware Corp.                          70,312
                                                    --------------
                                                        1,792,688
                                                    --------------
                 DRUGS (2.3%)
       20,000  * Genetech Special Common                1,357,500
        3,100    Schering - Plough Corp.                  284,038
                                                    --------------
                                                        1,641,538
                                                    --------------
                 DURABLE GOODS (0.1%)
        3,000    A T Cross Co.                             44,625
                                                    --------------

                 ELECTRICAL EQUIPMENT (3.1%)
        1,500    AMP Incorporated                          51,563
        4,000    Exide Corp.                               67,250
       69,000  * Firstenergy Corp.                      2,121,750
                                                    --------------
                                                        2,240,563
                                                    --------------
                 ENTERTAINMENT & LEISURE (1.3%)
       14,000  * Circus Circus Enterprise                 237,125
        7,759    Time Warner Inc.                         662,910
                                                    --------------
                                                          900,035
                                                    --------------
                 FINANCE (1.7%)
        4,500    Fund American Enterprise                 666,000
       17,100    Leucadia National Corp.                  565,369
                                                    --------------
                                                        1,231,369
                                                    --------------
                 FOOD AND RELATED (0.6%)
            1    Diageo PLC                                     7
       12,500    McCormick & Company, Inc.                446,485
                                                    --------------
                                                          446,492
                                                    --------------
                 FORESTRY AND PAPER PRODUCTS (2.8%)
       61,100    Domtar Inc.                              412,425
       21,000    Johns-Manville Corp.                     316,312
       71,000    MacMillan Bloedel                        754,375
       11,000    Weyerhaeuser Co.                         508,063
                                                    --------------
                                                        1,991,175
                                                    --------------
                 INDUSTRIAL SERVICES (0.5%)
       11,000    Corning Inc.                             382,250
                                                    --------------

                 INSURANCE (4.7%)
        3,000    Aetna Inc.                               228,375
       27,500    Loews Corp.                            2,395,935
        5,500    Unitrin, Inc.                            382,250
       31,500    Willis Corroon Group plc                 395,719
                                                    --------------
                                                        3,402,279
                                                    --------------

                                                       MARKET
   SHARES                U.S. COMMON STOCK              VALUE
------------------------------------------------------------------

                 MEDIA AND PUBLISHING (7.6%)
       23,000    Chris-Craft Ind., Inc.                $1,257,813
       10,000    Meredith Corp.                           469,375
       18,500    New York Times Co. CL A                1,466,125
        6,000    Readers Digest CL A                      162,750
        8,000    Readers Digest CL B                      217,000
        3,300    Washington Post CL B                   1,900,800
                                                    --------------
                                                        5,473,863
                                                    --------------
                 MEDICAL AND RELATED (0.2%)
        2,500    Pharmacia & Upjohn                       115,313
                                                    --------------

                 METALS AND MINING (2.2%)
       28,500    Homestake Mining Co.                     295,688
        1,600    Inco Ltd.                                 21,800
       38,800    Newmont Mining Corp.                     916,650
       52,800    Prime Resources Group                    366,300
                                                    --------------
                                                        1,600,438
                                                    --------------
                 OIL, ENERGY AND NATURAL GAS (8.6%)
       54,100    Amerada Hess Corp.                     2,938,306
        6,000    Atlantic Richfield Co.                   468,750
        1,500    Kerr McGee                                86,813
       19,000    Mitchell Energy & Development            365,750
       22,000    Murphy Oil Corp.                       1,115,125
       20,550    Texaco, Inc.                           1,226,578
                                                    --------------
                                                        6,201,322
                                                    --------------
                 RETAIL (1.5%)
       11,000  * Hill Stores Co.                           63,250
      168,000  * Petrie Stores- Liq. Trust Unit           480,480
        9,700  * Toys R' Us                               228,556
        4,500    Wal-Mart Stores, Inc.                    273,375
                                                    --------------
                                                        1,045,661
                                                    --------------
                 TRANSPORTATION (0.6%)
       16,000    Overseas Shipholding Inc.                397,313
                                                    --------------

                 UTILITIES (5.3%)
       23,200    Kansas City Power & Light Co.            672,800
      134,000  * Niagra Mohawk Power                    2,001,625
       32,000    Unicom Corp.                           1,122,000
                                                    --------------
                                                        3,796,425
                                                    --------------
                 TOTAL U.S. COMMON STOCK
                    (49.1%)  (COST  $29,942,899)      $35,296,508
                                                    --------------


                                                       MARKET
   SHARES               FOREIGN COMMON STOCK            VALUE
------------------------------------------------------------------
                 UNITED KINGDOM (1.2%)
                 BUSINESS SERVICES (0.1%)
       46,850    Lonrho Africa plc                        $57,452
                                                    --------------

                 INDUSTRIAL SERVICES (0.1)%
       15,438    BTR plc Ord. 30.769 Par                   43,852
       19,000    BTR plc-B 36.5 Par                        10,936
                                                    --------------
                                                           54,788
                                                    --------------
                 MEDICAL AND RELATED (0.6%)
      168,000    Smith & Nephew                           419,059
                                                    --------------

                 METALS AND MINING (0.4%)
       70,250    Lonrho plc                               330,540
                                                    --------------
                 TOTAL UNITED KINGDOM                     861,839
                                                    --------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                               JUNE 30, 1998 (UNAUDITED)


                                                       MARKET
   SHARES               FOREIGN COMMON STOCK            VALUE
------------------------------------------------------------------

                 SWITZERLAND
                 BANKING (0.1%)
           18    Bank for International Settlements      $118,077
                                                    --------------

                 TOTAL FOREIGN STOCK
                    (1.3%)  (COST  $1,187,363)           $979,916
                                                    --------------

                 TOTAL COMMON STOCK
                    (50.4%)  (COST  $31,130,262)      $36,276,424
                                                    --------------

                                                       MARKET
   SHARES                 PREFERRED STOCK               VALUE
------------------------------------------------------------------

                 FINANCE (0.5%)
        7,000    Kemper Co., 5.75%                       $366,625
                                                    --------------

                 FORESTRY AND PAPER PRODUCTS (0.1%)
        1,250    International Paper 5.25% Conv.           60,156
                                                    --------------

                 REAL ESTATE (1.7%)
       23,000    Rouse Co. $3  Series B  Conv.          1,218,875
                                                    --------------

                 TRANSPORTATION (0.4%)
        4,000    Union Pacific Capital Tr. 6.25% Conv.    302,775
                                                    --------------

                 UTILITIES (1.7%)
        4,940    Cleveland Electric, adj. rate Series L  $494,000
          150    Cleveland Electric 9.000% Series R       162,042
          265    Cleveland Electric 8.800% Series S       287,461
        2,632    Entergy Gulf Series B                    131,929
        1,000    Niagara Mohawk Power Series B             25,188
        3,200    Niagara Mohawk Power Series C             79,800
                                                    --------------
                                                        1,180,420
                                                    --------------
                 TOTAL PREFERRED STOCK
                    (4.4%)  (COST  $2,845,543)         $3,128,851
                                                    --------------

    FACE                                               MARKET
   AMOUNT              CONVERTIBLE DEBENTURES           VALUE
------------------------------------------------------------------
                 AUTOMOTIVE AND RELATED (0.6%)
     $325,000    The Pep Boys MM&J Lyons, zero
                    coupon contracts due 09-20-11        $178,344
      300,000    The Pep Boys Manny Moe & Jack
                    4.000%  due 09-01-99                  290,250
                                                    --------------
                                                          468,594
                                                    --------------
                 BUSINESS SERVICES (1.8%)
    1,400,000    Automatic Data Process, zero
                    coupon contracts due 02-20-12       1,293,250
                                                    --------------

                 DRUGS (0.3%)
      200,000    Mckesson Corp.
                    4.500%  due 03-02-04                  186,813
                                                    --------------

                 ELECTRICAL EQUIPMENT (0.5%)
      120,000    Exide Corp.
                    2.900 % due 12-15-05                   74,700
      200,000    National Semiconductor
                    6.500%  due 10-01-02                  298,188
                                                    --------------
                                                          372,888
                                                    --------------

    FACE                                               MARKET
   AMOUNT              CONVERTIBLE DEBENTURES           VALUE
------------------------------------------------------------------
                 ENTERTAINMENT AND LEISURE (0.1%)
      $50,000    Ogden Corp.
                    5.750%  due 10-20-02                  $49,125
                                                    --------------

                 FINANCE (0.1%)
      130,000    Deutsche Bank, zero coupon
                    contracts due 02-12-17                 72,475
                                                    --------------

                 FOREIGN GBP (0.6%)
      325,000    Lonrho Ltd.
                    6.000%  due 02-27-04                  499,559
                                                    --------------

                 HOTEL/LODGING (0.4%)
      430,000    Marriott International, zero
                    coupon contracts due 03-25-11         280,575
                                                    --------------

                 INDUSTRIAL SERVICES (2.9%)
    1,700,000    Roche Holdings, . zero
                    coupon contracts due 05-06-12         821,321
    1,250,000    WMX Technologies
                    2.000% due 01-24-05                 1,253,125
                                                    --------------
                                                        2,074,446
                                                    --------------
                 MEDIA AND PUBLISHING (3.3%)
      125,000    Clear Channel Communications
                     2.625%  due 06-22-13                 134,062
      100,000    Interpublic Group
                    1.800%  due 09-16-04                   93,500
      500,000    News America Hldgs Lyons
                    zero coupons contracts due 03-11-13   329,688
      150,000    Thomas Nelson CL B
                    5.750%  due 11-30-99                  149,437
    3,650,000    Times Mirror New, zero coupon
                    contracts due 04-15-17              1,647,063
                                                    --------------
                                                        2,353,750
                                                    --------------
                 MEDICAL AND RELATED (1.6%)
    1,000,000    Chiron Corp.
                    1.900% due 11-17-00                   918,750
      295,000    Phycor Inc.
                    4.500% due 02-15-03                   247,431
                                                    --------------
                                                        1,166,181
                                                    --------------
                 METALS AND MINING (3.3%)
      775,000    Homestake Mining
                    5.500% due 06-23-00                   743,938
      150,000    Inco Ltd.
                    7.750% due 03-15-16                   143,812
    1,200,000    Inco Ltd.
                    5.750% due 07-01-04                 1,107,000
      540,000    Teck Corp.
                    3.750% due 07-15-06                   414,449
                                                    --------------
                                                        2,409,199
                                                    --------------
                 REAL ESTATE (0.9%)
      625,000    Rouse Co.
                    5.750%  due 07-23-02                  670,313
                                                    --------------

                 RETAIL (0.2%)
      150,000    Office Depot, zero coupon
                    contracts due 11-01-08                116,063
                                                    --------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                JUNE 30, 1998 (UNAUDITED)


    FACE                                               MARKET
   AMOUNT              CONVERTIBLE DEBENTURES           VALUE
------------------------------------------------------------------
                 UTILITIES (1.5%)
     $500,000    Potomac Electricity & Power Co.,
                    5.000%  due 09-01-02                 $487,500
    1,500,000    US Cellular Lyons, zero coupon
                    contracts due 06-15-15                564,375
                                                    --------------
                                                        1,051,875
                                                    --------------
                 TOTAL CONVERTIBLE DEBENTURES
                    (18.1%) (COST  $12,054,677)       $13,065,106
                                                    --------------

    FACE                                               MARKET
   AMOUNT             LONG-TERM BONDS & NOTES           VALUE
------------------------------------------------------------------

                 GOVERNMENT (10.9%)
     $400,000    FNMA
                    6.375%  01-16-02                     $409,236
      100,000    FNMA
                    5.370%  02-07-01                       99,376
      450,000    Tennessee Valley Authority
                    5.980%  04-01-36                      459,500
    1,880,000    Tennessee Valley Authority
                    5.880%  04-01-36                    1,919,582
    1,350,000    Tennessee Valley Authority
                    6.235%  07-15-45                    1,393,955
      200,000    U.S. Treasury Note
                    6.250%  04-30-01                      203,750
    1,400,000    U.S. Treasury Note
                    5.875%  02-15-00                    1,407,876
      400,000    U.S. Treasury Note
                    6.250%  10-31-01                      408,375
      250,000    U.S. Treasury Note
                    6.125%  07-31-00                      253,047
    1,000,000    U.S. Treasury Note
                    5.500%  02-28-99                    1,000,313
      250,000    U. S. Treasury Note
                    6.750%  05-31-99                      252,735
                                                    --------------
                                                        7,807,745
                                                    --------------
                 COMMUNICATIONS (0.7%)
      500,000    Bellsouth Telecomm
                    5.850%  11-15-45                      505,538
                                                    --------------

                 DRUGS (0.1%)
      100,000    Merck and Company
                    5.760%  05-03-37                      104,036
                                                    --------------

                 TOTAL LONG-TERM BONDS & NOTES
                    (11.7%) (COST  $8,370,940)         $8,417,319
                                                    --------------

    FACE                                               MARKET
   AMOUNT                 SHORT-TERM NOTES              VALUE
------------------------------------------------------------------
                 FOOD AND RELATED (1.5%)
   $1,050,000    Kellogg Co.
                    5.510%  07-24-98                   $1,046,304
                                                    --------------

                 GOVERNMENT (0.2%)
      146,000    FNMA
                    5.450%  08-05-98                      145,226
                                                    --------------

    FACE                                               MARKET
   AMOUNT                 SHORT-TERM NOTES              VALUE
------------------------------------------------------------------
                 INSURANCE (3.6%)
   $2,600,000    Metlife Funding Inc.
                    5.500%  07-10-98                   $2,596,425
                                                    --------------

                 MEDICAL AND RELATED (2.8%)
    2,000,000    Becton Dickinson & Co.
                    5.540%  07-23-98                    1,993,229
                                                    --------------

                 RETAIL (3.4%)
    2,490,000    Toys R Us Inc.
                    5.520%  07-23-98                    2,481,600
                                                    --------------

                 TELECOMMUNICATIONS ( 3.3%)
    2,385,000    Ciesco LP
                    6.200%  07-01-98                    2,385,000
                                                    --------------

                 TOTAL SHORT TERM NOTES
                    (14.8%) (COST $10,647,784)        $10,647,784
                                                    --------------

                        PUT OPTION PURCHASES           MARKET
   SHARES         STOCK/EXPIRATION/EXERCISE PRICE       VALUE
------------------------------------------------------------------
           15    ALZA Corp./July/$40                         $281
           15    AMP Inc./Nov/$45                          15,563
           15    Automatic Data/Nov/$75                     7,125
            7    Clear Channel Comm./Jan/$110               6,650
            3    Clear Channel Comm./Jan/$120               4,612
           15    IBM/July/$120                              8,250
           15    IBM/Jan/$130                              26,250
            5    News Corp. Ltd./July/$30                     156
           17    News Corp. Ltd./Oct/$30                    1,275
           15    Nine West Group Inc./Sep/$30               5,625
           15    Pharmacia & Upjohn/Jan/$50                 8,913
           10    Pharmacia & Upjohn/Oct/$50                 5,000
           20    Reebok Intl./Jan/$35                      15,250
            5    Rouse Co./July/$40                         4,125
           15    Schering-Plough/Aug/$65                       94
           15    Schering-Plough/Nov/$90                    7,875
           16    Schering-Plough/Nov/$95                   12,000
           25    Time Warner Inc./Sep/$80                   3,594
           30    Time Warner Inc./Dec/$85                  12,750
           20    Time Warner Inc./Dec/$95                  20,500
           25    Tupperware Corp./Oct/$30                   7,812
           15    Walmart/Sep/$45                               94
           15    Walmart/Sep/$55                            1,312
           15    Walmart/Dec/$60                            9,375
           15    Walmart/Dec/$65                            8,063
           30    Worldcom/Sep/$37.50                        1,125
           30    Worldcom/Sep/$50                          10,875
          115    Worldcom/Dec/$50                          47,437
           16    Worldcom/Jan/$55                          11,800

                 TOTAL PUT OPTION PURCHASE
                   (0.4%) (COST  $464,515)               $263,781
                                                    --------------

                 TOTAL HOLDINGS
                    (COST  $65,513,721) (a)           $71,799,265
                                                    ==============

*  Non-income producing securities.
(a)  Also represents cost for Federal income tax purposes.


   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                       JUNE 30, 1998 (UNAUDITED)

Assets:
   Investments in securities at market value
     (note 1) (cost $65,513,721) ...............................      $ 71,799,265
   Cash in bank ................................................             1,014
   Receivable for fund shares sold .............................             6,517
   Receivable for securities sold ..............................           106,213
   Dividends and accrued interest receivable ...................           359,997
   Other .......................................................             3,314
                                                                      ------------

     Total assets ..............................................        72,276,320
                                                                      ------------

Liabilities:
   Payable for investment management services
     (note 3) ..................................................            46,413
   Payable for securities purchased ............................           380,894
   Other accrued expenses ......................................            16,088
                                                                      ------------
     Total liabilities .........................................           443,395
                                                                      ------------

Net assets at market value .....................................      $ 71,832,925
                                                                      ============

Net assets consist of:
   Par value, $1 per share .....................................      $  5,088,158
   Paid-in capital in excess of par value ......................        57,233,656
   Accumulated undistributed net realized gain on
     investments ...............................................         3,217,279
   Net unrealized appreciation on investments (note 1) 6,285,544
   Undistributed net investment income .........................             8,288
                                                                      ------------

Net assets at market value .....................................      $ 71,832,925
                                                                      ============

Shares outstanding (note 4) ....................................         5,088,158

Net asset value per share ......................................            $14.12
                                                                      ============


STATEMENT OF OPERATIONS
                                  FOR SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)


Investment income:
   Interest ....................................................      $    753,069
   Dividends ...................................................           370,751
                                                                      ------------

     Total investment income ...................................         1,123,820
                                                                      ------------

Expenses:
   Management fees (note 3) ....................................           265,297
   Custodian fees (note 3) .....................................             8,643
   Directors' fees (note 3) ....................................             1,488
   Professional fees ...........................................             3,520
   Accounting and transfer agent fees ..........................            26,053
   Filing fees .................................................             1,347
   Printing, proxy and postage fees ............................             6,424
   Other .......................................................               374
                                                                      ------------

     Total expenses ............................................           313,146
                                                                      ------------

     Net investment income .....................................      $    810,674
                                                                      ------------

Realized and unrealized gain (loss) on investments:
   Net realized gain from investments ..........................      $  3,217,279
   Net decrease in unrealized appreciation on
     investments ...............................................          (519,189)
                                                                      ------------

       Net gain on investments .................................         2,698,090
                                                                      ------------

       Net increase in net assets from operations ..............      $  3,508,764
                                                                      ============




   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                      Six Months Ended
                                                                            6-30-98          Year Ended
                                                                          (Unaudited)         12-31-97
                                                                        --------------     --------------
From operations:
   Net investment income ..........................................      $    810,674       $  1,390,500
   Realized gain on investments ...................................         3,217,279          2,209,729
   Unrealized gain (loss) on investments ..........................          (519,189)         3,325,188
                                                                         ------------       ------------
     Net increase in assets from operations .......................         3,508,764          6,925,417
                                                                         ------------       ------------

Dividends and distributions to shareholders:
   Dividends paid from net investment income ......................          (806,160)        (1,682,334)
   Capital gains distributions ....................................                 0         (3,070,931)
                                                                         ------------       ------------
     Total dividends and distributions ............................          (806,160)        (4,753,265)
                                                                         ------------       ------------

From capital share transactions (note 4):
   Received from shares sold ......................................        11,996,017         17,953,371
   Received from dividends reinvested .............................           806,160          4,753,265
   Paid for shares redeemed .......................................        (3,502,950)        (3,328,937)
                                                                         ------------       ------------
     Increase in net assets derived from capital share transactions         9,299,227         19,377,699
                                                                         ------------       ------------

       Increase in net assets .....................................        12,001,831         21,549,851

Net Assets:
   Beginning of period ............................................        59,831,094         38,281,243
                                                                         ------------       ------------

   End of period (a) ..............................................      $ 71,832,925       $ 59,831,094
                                                                         ============       ============

(a)  Includes undistributed net investment income of ..............      $      8,288       $      3,775
                                                                         ============       ============

FINANCIAL HIGHLIGHTS

                                                       Six Months Ended                                                 5-1-94
                                                           6-30-98                        Years Ended December 31,        to
                                                         (Unaudited)          1997           1996          1995         12-31-94
                                                        --------------     -----------    ----------    ----------    ----------
Per share data:
Net asset value, beginning of period ..................      $13.53           $12.93        $11.99        $10.25        $10.00
Income from investment operations:
   Net investment income ..............................        0.17             0.39          0.48          0.39          0.22
   Net realized and unrealized gain on investments ....        0.58             1.48          1.31          1.85          0.23
                                                             ------           ------        ------        ------        ------
     Total income from investment operations ..........        0.75             1.87          1.79          2.24          0.45
                                                             ------           ------        ------        ------        ------
Less distributions:
   Dividends from net investment income ...............       (0.16)           (0.46)        (0.44)        (0.29)        (0.20)
   Distributions from net realized capital gains ......        0.00            (0.81)        (0.41)        (0.21)         0.00
                                                             ------           ------        ------        ------        ------
     Total distributions ..............................       (0.16)           (1.27)        (0.85)        (0.50)        (0.20)
                                                             ------           ------        ------        ------        ------
Net asset value, end of period ........................      $14.12           $13.53        $12.93        $11.99        $10.25
                                                             ======           ======        ======        ======        ======

Total return ..........................................        5.52%(b)        15.19%        15.75%        22.62%         4.53%(b)

Ratios and supplemental data:
   Ratio of expenses to average net assets ............        0.94%(a)         0.95%         0.97%         0.96%         0.98%(a,d)
   Ratio of net investment income to average net assets        2.44%(a)         2.88%         3.90%         3.47%         3.24(a,d)
Portfolio turnover rate ...............................          26%              41%           37%           32%           20%
Average commission rate (c) ...........................      $ 0.05           $ 0.04        $ 0.05            NR            NR

Net assets at end of period (millions) ................      $ 71.8           $ 59.8        $ 38.3        $ 19.3        $  6.8

(a)  Annualized
(b)  Calculated on an aggregate basis (not annualized)
(c) Represents the total dollar amount of commission paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.
(d) The advisor has reimbursed certain operating expenses of the Capital Apprciation Portfolio for the period ending December 31, 1994. Had the advisor not reimbursed such expenses, the annualized ratio of expenses to average net assets would have been 1.05% and the annualized ratio of net investment income to average net assets would have been 3.18%.
(NR) Not required prior to 1996.


   The accompanying notes are an integral part of these financial statements.

SMALL CAP PORTFOLIO
Ohio National Fund, Inc.

OBJECTIVE

The Small Cap Portfolio seeks maximum capital growth by investing primarily in common stocks of small- and medium-size companies.

PERFORMANCE AS OF JUNE 30, 1998

AVERAGE ANNUAL TOTAL RETURNS:

One-year                      12.62%
Three-year                    14.50%
Since inception (4/30/94)     15.99%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS

There continues to be a dramatic shift to larger capitalization securities for their perceived safety and liquidity. The valuation differential between large cap and small cap securities is reaching multi-year highs, which would lead us to believe we are closer to a turn in small-cap, but there is no way to accurately predict such a turn.

   While the current environment is disappointing, long term we are optimistic this will turn out to be a great buying opportunity. The more people focus on large companies, the more inefficient valuations become on small companies, providing great long-term opportunities. The economic environment remains positive for financial assets with a low inflation rate and high employment. The U.S. is starting to see a general slowdown from the impact of the Asian crisis, with the magnitude and length of any slowdown unpredictable at this point. Earnings reports for the second quarter may be slightly more negative than expected given the number of negative pre-announcements. We would expect to see continued near term volatility as the markets try to sort out a slowing economy which could dampen earnings expectations, with the positive backdrops of lower interest rates and disposable income growth.

   The best and worst stocks were health care names, with the largest position continuing to be Watson Pharmaceuticals and performing quite well (up over 40 percent in the first half) and the laggard being FPA Medical. While we cut our Asian exposure significantly, any exposure was too much, and we continue to be cautious on the impact on our own economy. We remain optimistic over the long term, and in our experience, these periods of relative underperformance, while difficult, present tremendous long-term values in small company growth stocks.

CHANGE IN VALUE OF $10,000 INVESTMENT


                     Small Cap Portfolio             Russell 2000
                     (Commenced operations               Index
                     April 30, 1994)

12/31/94                 $12,126.14                     $10,025.97
12/31/95                  16,129.48                      12,878.14
12/31/96                  18,986.87                      15,002.52
12/31/97                  20,594.41                      18,343.12
06/30/98                  21,372.88                      19,309,80


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.



TOP 10 STOCKS AS OF JUNE 30, 1998


                                             % of Portfolio
1.  Watson Pharmaceutical                          2.56
2.  HNC Software                                   2.36
3.  Mail-Well Inc.                                 2.13
4.  HBO & Co                                       2.07
5.  Helen of Troy                                  1.94
6.  Action Performance Companies Inc               1.88
7.  Henry Schein Inc                               1.88
8.  Checkfree Holdings                             1.74
9.  Medicis Phamaceutical ClA                      1.60
10. American Disposal Services, Inc                1.55

TOP 5 INDUSTRIES AS OF JUNE 30, 1998


                                             % of Portfolio
Health Care                                       22.89
Consumer Cyclical                                 22.47
Technology                                        19.66
Capital Goods                                      7.36
Consumer Staples                                   7.16

The prices of small company stocks are generally more volatile than the prices of large company stocks.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS                              JUNE 30, 1998 (UNAUDITED)


                                                                      MARKET
    SHARES                   U.S. COMMON STOCK                        VALUE
-----------------------------------------------------------------------------
                BUSINESS SERVICES (5.2%)
    39,300    * Checkfree                                         $1,156,894
    30,000    * Concord EFS, Inc.                                    783,750
     9,825    * Metzler Group                                        359,841
    11,800    * Pre Paid Legal Services Inc.                         372,437
    22,300    * Renaissance Worldwide Inc.                           485,025
    12,025    * US Web Corp.                                         284,842
                                                            -----------------
                                                                   3,442,789
                                                            -----------------
                CHEMICALS (0.6%)
     9,475      OM Group                                             390,844
                                                            -----------------

                COLLECTIBLES (1.9%)
    38,775    * Action Performance Co.  Inc.                       1,248,070
                                                            -----------------

                COMMUNICATIONS (4.3%)
    47,100    * Digital Microwave Corp.                              341,475
    24,050    * E Spire Communications                               542,628
    10,900    * Echostar Communications                              262,281
    10,725    * ICG Communications Inc.                              392,133
    13,550    * Nextlink Communications                              513,206
     2,250    * Pacific Gateway Exchange                              90,141
    14,225    * Periphonics Corp.                                    178,702
     8,075    * US Lec Corp.                                         168,566
    41,625    * Westell Technologies Inc. A                          385,031
                                                            -----------------
                                                                   2,874,163
                                                            -----------------
                COMPUTER AND RELATED (13.9%)
    13,425    * Aspen Technology                                     677,963
    19,200    * Brooktrout Technology Inc.                           266,400
    16,350    * CDW Computer Centers Inc.                            817,500
     3,375    * Earthlink Network Inc.                               259,031
     5,750    * Electronic Arts                                      310,500
    38,325    * HNC Software                                       1,564,139
    34,312    * Harbinger Corp.                                      829,921
    13,987    * Insight Enterprises Inc.                             559,480
     7,725    * JDA Software Group Inc.                              337,969
     7,425    * Keane Inc.                                           415,800
    19,800    * MMC Networks Inc.                                    631,125
    23,725    * Mastech Corporation                                  667,266
    13,675    * Software AG Systems Inc.                             399,994
    23,500    * Summit Design Inc.                                   345,156
    34,250    * Sykes Enterprises Inc.                               687,141
     6,650    * Transaction System Architects                        256,025
     5,525    * Wind River Systems                                   198,207
                                                            -----------------
                                                                   9,223,617
                                                            -----------------
                CONSUMER PRODUCTS (4.2%)
    30,875    * Advanced Lighting Technologies                       717,844
    58,400    * Helen of Troy                                      1,284,800
    21,400      Windmere                                             766,387
                                                            -----------------
                                                                   2,769,031
                                                            -----------------
                DRUGS (8.0%)
    23,050    * Dura Pharmaceuticals Inc.                            515,744
    29,125    * Medicis Pharmaceutical CL A                        1,063,062
    16,675      Jones Pharmaceuticals Inc.                           552,359
    61,800    * King Pharmaceuticals Inc.                            865,200
    17,400    * Parexel International Corp.                          632,925
    36,425    * Watson Pharmaceuticals Inc.                        1,700,592
                                                            -----------------
                                                                   5,329,882
                                                            -----------------
                EDUCATIONAL SERVICES (1.0%)
    21,000    * Sylvan Learning Systems Inc.                         687,750
                                                            -----------------



                                                                 MARKET
    SHARES                   U.S. COMMON STOCK                   VALUE
-----------------------------------------------------------------------------
                ELECTRONICS (5.2%)
    22,075    * ATMI Inc.                                           $331,125
    78,300    * Amkor Technology                                     731,620
    33,075    * Berg Electronics Corp.                               647,030
    38,275    * Brooks Automation                                    497,575
    20,996    * PRI Automation Inc.                                  358,244
    27,062    * Remec Inc.                                           307,830
    17,350    * Sipex Corporation                                    373,025
     6,600    * Vitesse Semiconductor Corp.                          203,775
                                                            -----------------
                                                                   3,450,224
                                                            -----------------
                FINANCIAL SERVICES (2.0%)
    45,900    * Unicapital Corp.                                     877,838
    42,550    * United Panam Financial Corp.                         436,137
                                                            -----------------
                                                                   1,313,975
                                                            -----------------
                FOOD AND RELATED (1.7%)
    13,175    * American Italian Pasta Co.                           490,769
    17,775    * U.S. Foodservice Inc.                                623,236
                                                            -----------------
                                                                   1,114,005
                                                            -----------------
                HOTEL/LODGING (2.4%)
    21,175    * Capstar Hotel Co.                                    592,900
    11,625    * Peagasus Systems                                     297,891
    29,025    * Silverleaf Resorts Inc.                              442,631
    13,800    * Vistana                                              253,575
                                                            -----------------
                                                                   1,586,997
                                                            -----------------
                HUMAN SERVICES (1.2%)
    28,200    * Personal Group of America Inc.                       564,000
     6,550    * Staffmark, Inc.                                      239,894
                                                            -----------------
                                                                     803,894
                                                            -----------------
                INDUSTRIAL SERVICES (2.1%)
    22,000    * American Disposal Services Inc.                    1,031,250
    11,500    * Eastern Environmental Services                       391,000
                                                            -----------------
                                                                   1,422,250
                                                            -----------------
                INSURANCE (2.6%)
    31,450    * Annuity & Life                                       695,831
    15,075      HCC Insurance Holdings Inc.                          331,650
    14,200      Reliastar Financial Corp.                            681,600
                                                            -----------------
                                                                   1,709,081
                                                            -----------------
                INVESTMENT MANAGEMENT (0.6%)
    10,725    * Affiliated Managers Group Inc.                       398,166
                                                            -----------------

                MEDICAL AND RELATED (11.8%)
     8,950    * Access Health Inc.                                   228,225
    22,100    * Andrx Corp.                                          812,175
    23,025    * Cerner Corp.                                         651,895
    19,100    * ESC Medical Systems                                  644,625
     9,900    * First Health Group                                   282,150
    38,940      HBO & Company                                      1,372,635
    27,050    * Henry Schein Inc.                                  1,247,681
     8,075    * Idexx Laboratories Inc.                              200,866
    21,100    * Medical Manager Corp.                                582,887
     9,800    * NCS Healthcare Inc.                                  279,300
    30,050    * Orthodontic Centers of America                       629,172
     4,875    * R.P. Scherer                                         432,047
    27,675    * Trex Medical Corp.                                   456,638
                                                            -----------------
                                                                   7,820,296
                                                            -----------------
                RECYCLING (0.3%)
    10,525      IMCO Recycling                                       194,713
                                                            -----------------

                                                                 (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS                              JUNE 30, 1998 (UNAUDITED)


                                                                  MARKET
     SHARES                   U.S. COMMON STOCK                   VALUE
------------------------------------------------------------------------------
                 OIL, ENERGY AND NATURAL GAS (1.0%)
     10,825    * Cal Drive Intl.                                     $298,364
     17,300    * KTI Inc.                                             374,113
                                                             -----------------
                                                                      672,477
                                                             -----------------
                 PRINTING (2.1%)
     65,000    * Mail-Well Inc.                                     1,409,688
                                                             -----------------

                 REAL ESTATE (0.8%)
     28,225    * Fairfield Communities Inc.                           541,567
                                                             -----------------

                 RENTAL AUTO/EQUIPMENT (2.0%)
     22,850    * Rental Service Corp.                                 768,331
     13,300    * United Rentals Inc.                                  558,600
                                                             -----------------
                                                                    1,326,931
                                                             -----------------
                 RESTAURANTS (1.3%)
     20,900      CKE Restaurants                                      862,125
                                                             -----------------

                 RETAIL (6.9%)
     64,200    * Global Imaging Systems Inc.                          898,800
     20,425    * Proffitt's Inc.                                      618,747
     19,700    * Stage Stores                                         891,425
     15,925    * The Men's Wearhouse Inc.                             486,337
     21,975    * The Wet Seal, Inc.                                   703,200
     46,575      Wolverine World Wide                               1,010,095
                                                             -----------------
                                                                    4,608,604
                                                             -----------------
                 RETIREMENT/AGED CARE (2.0%)
     78,625    * Capital Senior Living                                943,500
     11,650    * Sunrise Assisted Living Inc.                         400,469
                                                             -----------------
                                                                    1,343,969
                                                             -----------------
                 TEXTILES (1.3%)
     19,550      Warnaco Group CL A                                   829,653
                                                             -----------------

                 TRANSPORTATION (1.5%)
      6,625      Expeditors Intl. Wash Inc.                           291,500
     38,775      Offshore Logistics                                   688,254
                                                             -----------------
                                                                      979,754
                                                             -----------------
                 MISCELLANEOUS (0.8%)
     21,775    * Wackenhut Correction Corp.                           508,991
                                                             -----------------

                 TOTAL U.S. COMMON STOCK
                    (88.7%)  (COST  $49,631,472)                  $58,863,506
                                                             -----------------


                                                                  MARKET
     SHARES                 FOREIGN COMMON STOCK                  VALUE
------------------------------------------------------------------------------
                 BRITIAN (0.9%)
                 MEDIA
     39,600    * Flextech Plc                                        $366,043

                 MISCELLANEOUS
     49,670      Wetherspoon (J.D.)                                   238,679
                                                             -----------------

                 TOTAL BRITAIN                                        604,722
                                                             -----------------

                 NETHERLANDS (0.9%)
                 MISCELLANEOUS
      3,085    * Hunter Douglas NV                                    167,579

                 TRANSPORTATION
      7,100    * IHC Caland                                           399,637
                                                             -----------------

                 TOTAL NETHERLANDS                                    567,216
                                                             -----------------

                 TOTAL FOREIGN COMMON STOCK
                    (1.8%) (COST  $768,921)                        $1,171,938
                                                             -----------------

 FACE                                                             MARKET
AMOUNT                      REPURCHASE AGREEMENTS                 VALUE
------------------------------------------------------------------------------
                 FINANCIAL (9.6%)
 $6,476,000      Star Bank 5.200%  07-01-98
                   repurchase price $6,476,935
                   collateralized by GNMA certificates
                   pool # 8375
                   due 02-20-24 (Cost $6,476,000)                  $6,476,000
                                                             -----------------

                 TOTAL REPURCHASE AGREEMENTS
                    (9.6%) (COST $6,476,000)                       $6,476,000
                                                             -----------------

                 TOTAL HOLDINGS
                    (COST $56,876,393) (a)                        $66,511,444
                                                             =================


*Non-income producing securities.
(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO


STATEMENT OF OPERATIONS
                                              JUNE 30, 1998 (UNAUDITED)

ASSETS:
   Investments in securities at market value
     (note 1) (cost $56,876,393) ........................ $ 66,511,444
   Cash in bank ..........................................         833
   Receivable for fund shares sold .......................      66,986
   Receivable for securities sold ........................     131,831
   Dividends and accrued interest receivable .............       5,358
   Other .................................................       4,454
                                                          ------------

   Total assets .......................................     66,720,906
                                                          ------------


LIABILITIES:
   Payable for securities purchased ......................     294,807
   Payable for investment management services
     (note 3) ...........................................    41,542
   Other accrued expenses ................................      10,521
                                                          ------------

   Total liabilities ..................................        346,870
                                                          ------------

Net assets at market value                                $ 66,374,036
                                                          ============


NET ASSETS CONSIST OF:
   Par value, $1 per share ...............................$  3,416,524
   Paid-in capital in excess of par value ................  52,294,021
   Accumulated undistributed net realized gain on
     investments ........................................    1,028,440
   Net unrealized appreciation on investments (note 1) ...   9,635,051
                                                          ------------

   Net assets at market value                             $ 66,374,036
                                                          ============

   Shares outstanding (note 4) ...........................   3,416,524

   Net asset value per share .............................$      19.43
                                                          ============




STATEMENT OF OPERATIONS
                          FOR SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

Investment income:
   Interest .......................................       $    217,581
   Dividends ......................................             24,218
                                                          ------------

     Total investment income ......................            241,799
                                                          ------------

Expenses:
   Management fees (note 3) .......................            251,965
   Custodian fees (note 3) ........................              6,471
   Directors' fees (note 3) .......................              1,140
   Professional fees...............................              2,476
   Accounting and transfer agent fees .............             21,094
   Filing fees ....................................              1,225
   Printing, proxy and postage fees ...............              6,525
   Other...........................................                330
                                                          ------------

     Total expenses ...............................            291,226
                                                          ------------

     Net investment loss ..........................           ($49,427)
                                                          ------------

Realized and unrealized gain on investments:
   Net realized gain from investments .............       $  1,028,440
   Net increase in unrealized appreciation on
     investments ..................................          1,259,161
                                                          ------------

       Net gain on investments ....................          2,287,601
                                                          ------------

       Net increase in net assets from operations .       $  2,238,174
                                                          ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                    Six Months Ended
                                                                         6-30-98             Year Ended
                                                                       (Unaudited)            12-31-97
                                                                      ------------       ------------
From operations:
 Net investment loss ...........................................          ($49,427)          ($47,515)
 Realized gain on investments ..................................         1,028,440          2,695,780
 Unrealized gain on investments ................................         1,259,161          1,661,151
                                                                      ------------       ------------
   Net increase in assets from operations ......................         2,238,174          4,309,416
                                                                      ------------       ------------

Dividends and distributions to shareholders:
 Capital gains distributions ...................................              (960)        (2,462,490)
                                                                      ------------       ------------

From capital share transactions (note 4):
 Received from shares sold .....................................         9,795,649         21,481,445
 Received from dividends reinvested ............................               960          2,462,490
 Paid for shares redeemed ......................................        (3,964,356)        (5,950,001)
                                                                      ------------       ------------
  Increase in net assets derived from capital share transactions         5,832,253         17,993,934
                                                                      ------------       ------------

    Increase in net assets .....................................         8,069,467         19,840,860

Net Assets:
 Beginning of period ...........................................        58,304,569         38,463,709
                                                                      ------------       ------------

 End of period (a) .............................................      $ 66,374,036       $ 58,304,569
                                                                      ============       ============

(a Includes undistributed net investment loss of ................        ($248,369)         ($198,942)
                                                                      ============       ============


FINANCIAL HIGHLIGHTS


                                                           Six Months                                                   5-1-94
                                                           6-30-98                       Years Ended December 31,         to
                                                          (Unaudited)         1997          1996           1995       12-31-94
                                                         ---------        ---------     ---------     ---------     ---------
Per share data:
Net asset value, beginning of period ..................  $   18.72        $   18.03     $   15.85     $   11.99     $   10.00
Income (loss) from investment operations:
 Net investment income (loss) .........................      (0.02)           (0.02)        (0.08)        (0.02)         0.18
 Net realized and unrealized gain on investments ......       0.73             1.54          2.80          3.95          1.94
                                                         ---------        ---------     ---------     ---------     ---------
  Total income from investment operations .............       0.71             1.52          2.72          3.93          2.12
                                                         ---------        ---------     ---------     ---------     ---------
Less distributions:
 Dividends from net investment income .................       0.00             0.00          0.00         (0.07)        (0.13)
 Distributions from net realized capital gains ........       0.00            (0.83)        (0.54)         0.00          0.00
                                                         ---------        ---------     ---------     ---------     ---------
  Total distributions .................................       0.00            (0.83)        (0.54)        (0.07)        (0.13)
                                                         ---------        ---------     ---------     ---------     ---------
Net asset value, end of period ........................  $   19.43        $   18.72     $   18.03     $   15.85     $   11.99
                                                         =========        =========     =========     =========     =========

Total return ..........................................       3.78%(b)         8.47%        17.71%        33.01%        21.26%(b)

Ratios and supplemental data:
 Ratio of expenses to average net assets ..............       0.92%(a)         0.94%         0.96%         0.96%         0.91%(a,d)
 Ratio of net investment income to average net assets .      (0.16%)(a)       (0.11%)       (0.48%)       (0.11%)        3.27%(a,d)
Portfolio turnover rate ...............................         49%              80%           70%           75%           22%
Average commission rate (c) ...........................  $    0.05        $    0.05     $    0.06            NR            NR

Net assets at end of period (millions) ................  $    66.4        $    58.3     $    38.5     $    16.0     $     3.3

(a)  Annualized
(b)  Calculated on an aggregate basis (not annualized)
(c)  Represents the total dollar amount of commission paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.
(d)  The advisor has reimbursed certain operating expenses of the Small Cap Portfolio for the period ending December 31, 1994.  Had the advisor not reimbursed such expenses, the annualized ratio of expenses to average net assets would have been 0.95% and the annualized ratio of net investment income to average net assets would have been 3.24%.
(NR) Not required prior to 1996

   The accompanying notes are an integral part of these financial statements.

GLOBAL CONTRARIAN PORTFOLIO
OHIO NATIONAL FUND, INC.

OBJECTIVE

The Global Contrarian Portfolio seeks to provide long-term growth of capital by investing in foreign and domestic securities that are undervalued or presently out of favor with other investors but have positive prospects for eventual appreciation.

PERFORMANCE AS OF JUNE 30, 1998

AVERAGE ANNUAL TOTAL RETURNS:
One-year                       7.90%
Three-year                    11.55%
Since inception (3/31/95)     12.04%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS

The Global Contrarian Portfolio owns mostly small and obscure stocks which we believe are neglected. It also has exposure to commodity and/or "hard asset" related stocks in the U.S. as well as foreign markets. Finally, it holds emerging market debt instruments, both corporate and sovereign. Most commodities and commodity-related stocks fell in the second quarter, including gold-related securities. While the U.S. and foreign markets registered advances in the second quarter, small capitalization stocks lagged large capitalization stocks in most markets. Also, emerging markets were down sharply over that period.

   The portfolio has been reducing its exposure to commodities-related securities over the last nine months as weaker global economic growth is anticipated in the medium-term following the Asian crisis. Simultaneously, the portfolio recently started buying selected stocks and bonds that appear depressed in a few Asian countries.

CHANGE IN VALUE OF $10,000 INVESTMENT

                 Global Contrarian Portfolio
             (commenced operations March 31, 1995)       Morgan Stanley Captl. Intl. World Index
             -------------------------------------       ---------------------------------------
              12/31/95               $10,889.95                       $11,533.30
              12/31/96               $12,206.78                       $13,087.15
              12/31/97               $13,630.50                       $15,048.61
              06/30/98               $14,466.05                       $17,244.21


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

TOP 10 STOCKS AS OF JUNE 30, 1998
                                               % of Portfolio
1.  Sagem ADP                                       3.09
2.  Manpower Inc                                    2.28
3.  San Juan Basin Royalty Trust                    1.88
4.  Kuhne & Nagel International AG,
    Bearer Share                                    1.88
5.  Emin Leydier                                    1.82
6.  Buderus AG                                      1.73
7.  Franklin Electric Co, Inc                       1.59
8.  Shaw Brothers (Hong Kong) Limited               1.51
9.  Edipresse SA, Bearer                            1.50
10. Bank for International Settlements
    (US Tranche)                                    1.50

TOP 5 COUNTRIES AS OF JUNE 30, 1998
                                               % of Portfolio
United States                                     32.37
France                                             9.77
Switzerland                                        7.02
Japan                                              6.90
New Zealand                                        3.20

The risk associated with investing on a worldwide basis includes differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.

OHIO NATIONAL FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO

SCHEDULE OF INVESTMENTS              JUNE 30, 1998 (UNAUDITED)

                                                MARKET
    SHARES           U.S. COMMON STOCK          VALUE
--------------------------------------------------------------
               BUILDING MATERIALS (1.2%)
   15,000      Justin Industries Inc.             $  241,875
                                               -------------

               CAPITAL GOODS (3.4%)
    4,000      Bandag Inc. Class 'A'                 138,000
    8,000      Blount International Inc. CL 'A'      228,000
    4,700      Franklin Electric Co., Inc.           319,600
                                               -------------
                                                     685,600
                                               -------------
               CHEMICALS (1.1%)
   20,000      Lawter International Inc.             217,500
                                               -------------

               CONSUMER PRODUCTS (1.5%)
    1,000      Allen Organ Co. Class 'B'              40,250
    3,000      Dole Foods Company, Inc.              149,062
    5,000      Jostens Inc.                          120,625
                                               -------------
                                                     309,937
                                               -------------
               ELECTRICAL EQUIPMENT (2.3%)
    5,000      UCAR International Inc.               145,937
   12,000      Woodhead Industries, Inc.             184,500
    5,200      Zero Corporation                      147,550
                                               -------------
                                                     477,987
                                               -------------
               ENERGY, OIL & NATURAL GAS (4.2%)
   50,000      Kaneb Services Inc.                   271,875
   30,000      Matrix Service Co.                    217,500
   50,000      San Juan Basin Royalty Trust          378,125
                                               -------------
                                                     867,500
                                               -------------
               FINANCE (1.7%)
    7,500     *East Texas Financial Services         104,063
    8,000     *First Federal Financial Services      136,000
    8,500      Redwood Financial Inc.                111,031
                                               -------------
                                                     351,094
                                               -------------
               FORESTRY PRODUCTS (1.7%)
    1,000      Georgia Pacific Corp.                  58,938
    1,000      Georgia Pacific Corp. Timber Group     23,062
    5,000      Greif Brothers Corp. Class 'A'        186,875
    1,500      Rayonier Inc.                          69,000
                                               -------------
                                                     337,875
                                               -------------
               METALS AND MINING (1.4%)
      150      Case Pomeroy, Inc. Class A            154,500
    1,000      Reynolds Metals Co.                    55,938
    1,700      Rochester & Pittsburgh Coal Co.        69,700
                                               -------------
                                                     280,138
                                               -------------
               REAL ESTATE (0.2%)
    2,000      Alico, Inc.                            41,000
                                               -------------

               RETAIL (0.6%)
   10,000      Hancock Fabrics                       125,000
                                               -------------

               SERVICES (5.6%)
   10,000      Borg-Warner Security Corp.            226,250
    5,000      Chemed Corp.                          170,313
   15,000     *Kaiser Ventures Inc.                  191,250
   16,000      Manpower Inc.                         459,000
    4,000      UniFirst Corp.                        100,000
                                               -------------
                                                   1,146,813
                                               -------------
               TRANSPORTATION (0.6%)
    3,500      Kenan Transport Company               115,938
                                               -------------

               TECHNOLOGY (5.0%)
    20,000     BEI Electronics, Inc.              $   80,000
    10,000     BEI Technologies, Inc.                191,250
     8,000     Evans & Sutherland Corp.              201,500
     5,000     NCR Corporation                       162,500
     8,000     Teltrend, Inc.                        137,500
    10,000     Wang Laboratories, Inc.               254,375
                                               -------------
                                                   1,027,125
                                               -------------
               TOTAL U.S. COMMON STOCK
                 (30.5%) (COST $5,177,174)        $6,225,382
                                               -------------

                                                  MARKET
     SHARES          FOREIGN COMMON STOCK          VALUE
--------------------------------------------------------------
               FRANCE (9.3%)
     5,000     Emin-Leydier (14)                     $367,107
       300     Eurafrance (35)                        188,091
       700     Marine Wendel (35)                     128,545
       800     Groupe NSC (19)                        119,982
       900     Rougier SA (14)                         60,733
     1,490     Sabeton (35)                           197,899
     1,500     Sagem (8)                              620,700
       400     Sucriere Pithiviers (1)                210,992
                                                -------------
                                                    1,894,049
                                                -------------
               SWITZERLAND (6.9%)
        40     Bank of Intl. Settlements (3)          261,928
     1,100     Edipresse SA, Bearer (25)              301,876
       500     Kuehne & Nagel Intl. AG (32)           378,414
       500     Sika Finanz AG Bearer (7)              197,762
       700     Societe Generale d'Affichage DRC(20)   274,103
                                                -------------
                                                    1,414,083
                                                -------------
               JAPAN (6.8%)
     7,000     Benesse Corp.                          243,972
    30,000     Dai Tokyo Fire & Marine Ins. Co.(18)   104,128
    25,000     Dowa Fire & Marine Ins. Co. (18)        74,557
     2,500     Fuji Photo Film Co. Ltd. (9)            86,773
     2,500     Fuji Photo Film Co. Ltd. ADR (9)        86,406
     8,000     Koekisha Co. Ltd. (29)                 124,753
    10,000     Makita Corp. (9)                       114,908
    20,000     Nittetsu Mining Co., Ltd. (22)          71,862
     4,000     Secom Co., Ltd. (29)                   230,247
     1,000     Toho Co. (20)                          104,919
    25,000     Yomeishu Seizo Co. Ltd. (13)           147,318
                                                -------------
                                                    1,389,843
                                                -------------
               HONG KONG (2.9%)
   999,606     CDL Hotels Intl. Ltd. (16)             296,772
   500,000     Shaw Brothers (Hong Kong) Ltd.(20)     303,343
                                                -------------
                                                      600,115
                                                -------------
               SINGAPORE (2.4%)
   200,000     Clipsal Ind. Inc. (4)                  179,000
   387,000     DelGro Corp. Ltd. (35)                 277,657
    85,000     Intraco Ltd. (34)                       26,460
                                                -------------
                                                      483,117
                                                -------------
               GERMANY (2.1%)
       100     Axel Springer Verlag AG (20)            73,562
       700     Buderus AG (5)                         348,451
                                                -------------
                                                      422,013
                                                -------------

                                                   (continued)

OHIO NATIONAL FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS              JUNE 30, 1998 (UNAUDITED)

                                                  MARKET
   SHARES          FOREIGN COMMON STOCK            VALUE
--------------------------------------------------------------
               NEW ZEALAND (2.0%)
  200,000      Carter Holt Harvey Ltd. (14)        $173,930
  200,000      Mainfreight Ltd. (29)                129,413
  300,000      Shortland Properties (27)            100,942
                                              -------------
                                                    404,285
                                              -------------
               LATIN AMERICA (1.4%)
   10,000      Antofagasta Holdings plc (21)         42,102
   75,000      Ledesma SA (1)                        69,760
   20,000      Quinenco S.A. (34)                   180,000
                                              -------------
                                                    291,862
                                              -------------
               MEXICO (1.3%)
  515,000      Grupo Fernandez Editors (25)          72,932
   62,500      Industrias Penoles, SA de CV (1)     198,623
                                              -------------
                                                    271,555
                                              -------------
               SOUTH AFRICA (1.3%)
    7,000      Anglogold Ltd. ADR (22)              138,250
   22,500      Driefontein ADR (22)                 115,313
    2,500      Western Areas Gold Mining Ltd.         7,884
                                              -------------
                                                    261,447
                                              -------------
               CHINA (0.8%)
  400,000      Thakral Corp. Ltd. (34)              168,000
                                              -------------

               NETHERLANDS (0.6%)
    3,000      Bosch & Keuning NV (20)              103,030
    2,080      German City Estates NV (27)           26,022
                                              -------------
                                                    129,052
                                              -------------
               THAILAND (0.5%)
   20,000      Oriental Hotel (16)                  101,663
                                              -------------

               BELGIUM (0.5%)
      700      Engrais Rosier SA (34)                91,987
                                              -------------

               CANADA (0.4%)
    5,000      Noranda, Inc. (21)                    86,492
                                              -------------

               INDONESIA (0.3%)
  750,000      PT Komatsu Rigs Tender (12)           63,345
                                              -------------

               SWEDEN (0.2%)
    5,000      Bylock & Nordsjofrakt AB 'B'(32)      16,631
    5,000      Gorthon Lines (32)                    27,823
                                              -------------
                                                     44,454
                                              -------------
               TOTAL FOREIGN COMMON STOCK
                 (39.7%) (COST $8,488,443)       $8,117,362
                                              -------------

               TOTAL COMMON STOCKS
                  (70.2%) (Cost $13,665,617)    $14,342,744
                                              -------------

                                                    MARKET
  SHARES          FOREIGN PREFERRED STOCK           VALUE
 -----------------------------------------------------------
               INDONESIA (1.5%)
    7,000      Freeport McMoRan Pfd. 'C' (22)      $132,563
   10,000      Freeport McMoRan Pfd. 'D' (22)       168,750
                                              -------------
                                                    301,313
                                              -------------
               NEW ZEALAND (1.2%)
   50,000      Independent Press Communications(25) 242,001
                                              -------------

               TOTAL FOREIGN PREFERRED STOCK
                 (2.7%) (COST $676,608)            $543,314
                                              -------------

  FACE                                               MARKET
 AMOUNT               CONVERTIBLE DEBENTURES         VALUE
 -------------------------------------------------------------
                   U.S. DOLLAR (4.8%)
$124,000           Air & Water Technology Corp.
                      8.000% due 05-15-15 (29)        $104,935
  50,000           Cheil Jedang
                      3.000% due 12-31-06 (9)           54,250
 200,000           Lukinter Finance
                      1.000%  due 11-03-03 (12)        139,000
 155,000           IRSA
                      4.500% due 08-02-03 (4)          167,400
 250,000           Tipco Asphalt Co.
                      2.750% due 09-19-06 (6)          182,500
 100,000           Samsung Electronics Co. Ltd.
                      due 12-31-07 (11)                 79,250
 300,000           ICTSI
                      1.750% due 03-13-04 (6)          257,250
                                                 -------------
                                                       984,585
                                                 -------------
                   NON U.S. DOLLAR (0.4%)
   2,000 FF        Immobilier Hotelier
                      5.000%  01-01-01 (25)            $72,597
                                                 -------------

                   TOTAL CONVERTIBLE DEBENTURES
                      (5.2%) (COST  $1,073,365)     $1,057,182
                                                 -------------

  FACE                                                 MARKET
 AMOUNT                  NON-CONVERTIBLE BONDS          VALUE
 -------------------------------------------------------------
                   U.S. DOLLAR (2.6%)
 $50,000           Cemex SA
                      9.500% due 09-20-01 (6)          $52,438
 145,500           Federal Republic Of Brazil
                      6.687% due 04-15-06 (15)         119,856
 200,000           Grupo Televisa
                      13.250% due 05-15-08 (20)        161,500
 190,000           Republic of Argentina FRB
                      6.687% due 03-31-05 (15)         168,031

  50,000           PT Pabrik Kertas Tjiwi Kimia
                      13.250% due 08-01-01 (14)         39,750
                                                 -------------
                                                       541,575
                                                 -------------
                   TOTAL NON-CONVERTIBLE BONDS
                      (2.6%) (COST  $485,061)         $541,575
                                                 -------------

  FACE                                                 MARKET
 AMOUNT                    SHORT-TERM NOTES             VALUE
--------------------------------------------------------------
                   AUTOMOTIVE AND RELATED (4.3%)
$882,000           Ford Motor Credit Co.
                      5.750%  07-02-98                $881,859
                                                 -------------

                   DIVERSIFIED (4.7%)
 961,000           Temple Inland Inc.
                      6.100%  07-09-98                 959,697
                                                 -------------
                   FINANCIAL (2.7%)
 542,000           New Holland Credit
                      5.700%  07-01-8                  542,000
                                                 -------------


                                                    (continued)

OHIO NATIONAL FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                   JUNE 30, 1998 (UNAUDITED)


  FACE                                                 MARKET
 AMOUNT                    SHORT-TERM NOTES             VALUE
-------------------------------------------------------------------
                   FORESTRY AND PAPER PRODUCTS (3.1%)
 $631,000          Carter Holt Harvey Ltd.
                     5.680%  07-07-98                      $630,403
                                                      -------------

                   OIL, ENERGY & NATURAL GAS (4.1%)
  989,000          Burlington Resources
                     5.850%  07-10-98                       844,763
                                                      -------------

                   TOTAL SHORT-TERM NOTES
                    (18.9%) (COST  $3,858,722)           $3,858,722
                                                      -------------

                   TOTAL HOLDINGS
                    (COST  $19,759,373) (A)             $20,343,537
                                                      =============

(a) Also represents cost for Federal Income tax purposes.
* Non-income producing securities.

Foreign Currencies
FF - French Franc


           Industry Classifications
           (1)   Agriculture                 (12)  Energy and Oil            (23)  Packaging
           (2)   Automotive                  (13)  Food & Beverage           (24)  Paper
           (3)   Banking                     (14)  Forest Products           (25)  Publishing
           (4)   Building Products           (15)  Governmental              (26)  Rail Equipment
           (5)   Capital Goods               (16)  Hotels                    (27)  Real Estate
           (6)   Cement                      (17)  Health Care               (28)  Retailing
           (7)   Chemicals                   (18)  Insurance                 (29)  Services
           (8)   Computer Products           (19)  Machinery                 (30)  Steel
           (9)   Consumer Products           (20)  Media                     (31)  Textile
          (10)   Electrical Products         (21)  Metal (non-ferrous)       (32)  Transportation
          (11)   Electronics                 (22)  Mining                    (33)  Utilities
                                                                             (34)  Miscellaneous
                                                                             (35)  Holding Companies

                     The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
                                           JUNE 30, 1998 (UNAUDITED)

ASSETS:
   Investments in securities at market value
     (note 1) (cost $19,759,373) ......................  $20,343,537
   Cash in bank .......................................      136,635
   Unrealized gain on forward currency contracts
     (note 5) .........................................       70,823
   Receivable for fund shares sold ....................       73,677
   Dividends and accrued interest receivable ..........       64,609
   Other ..............................................           80
                                                        ------------
     Total assets .....................................   20,689,361
                                                        ------------

LIABILITIES:
   Unrealized loss on forward currency contracts
     (note 5) .........................................          218
   Payable for securities purchased ...................      220,921
   Payable for investment management services
     (note 3) .........................................       15,147
   Other accrued expenses .............................       22,216
                                                        ------------
     Total liabilities ................................      258,502
                                                        ------------

Net assets at market value ............................  $20,430,859
                                                        ============

Net assets consist of:
   Par value, $1 per share ............................   $1,667,659
   Paid-in capital in excess of par value .............   17,319,367
   Accumulated undistributed net realized gain
     on investment ....................................      786,446
   Net unrealized appreciation (depreciation) on:
     Investments (note 1) .............................      584,164
     Foreign currency related transactions ............         (494)
     Forward currency contracts (note 5) ..............       70,605
   Undistributed net investment income ................        3,112
                                                        ------------

Net assets at market value ............................  $20,430,859
                                                        ============

Shares outstanding (note 4) ...........................    1,667,659

Net asset value per share .............................       $12.25
                                                        ============


STATEMENT OF OPERATIONS
                                  FOR SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

Investment income:
   Interest .......................................................    $169,720
   Dividends (net of $13,464 foreign taxes withheld) ..............     184,948
                                                                    -----------

     Total investment income ......................................     354,668
                                                                    -----------

Expenses:
   Management fees (note 3) .......................................      87,334
   Custodian, accounting and transfer agent fees (note 3) .........      40,238
   Directors' fees (note 3) .......................................         165
   Professional fees ..............................................         125
   Filing fees ....................................................         272
   Printing, proxy and postage fees ...............................       1,937
   Other ..........................................................          97
                                                                    -----------

     Total expenses ...............................................     130,168
                                                                    -----------

     Net investment income ........................................    $224,500
                                                                    -----------

Realized and unrealized gain on investments and foreign currency:
     Net realized gain from:
       Investments ................................................    $786,446
       Forward currency related transactions ......................     100,544
   Net increase (decrease) in unrealized appreciation
     (depreciation) on:
       Investments ................................................     (52,077)
       Foreign currency related transactions ......................       4,322
                                                                    -----------

       Net gain on investments ....................................     839,235
                                                                    -----------

       Net increase in net assets from operations .................  $1,063,735
                                                                    ===========


  The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
                                                                                              Six Months Ended
                                                                                                   6-30-98       Year Ended
                                                                                                 (Unaudited)      12-31-97
                                                                                               ------------     ------------
From operations:
 Net investment income ...................................................................         $224,500         $338,300
 Realized gain on investments and foreign currency transactions ..........................          886,990          923,298
 Unrealized gain (loss) on investments and foreign currency transactions .................          (47,755)         212,957
                                                                                               ------------     ------------
  Net increase in assets from operations .................................................        1,063,735        1,474,555
                                                                                               ------------     ------------

Dividends and distributions to shareholders:
 Dividends paid from net investment income ...............................................         (321,910)        (430,394)
 Capital gains and foreign currency related transaction distributions ....................                0       (1,126,860)
                                                                                               ------------     ------------
  Total dividends and distributions ......................................................         (321,910)      (1,557,254)
                                                                                               ------------     ------------

From capital share transactions (note 4):
 Received from shares sold ...............................................................        2,939,211        7,002,064
 Received from dividends reinvested ......................................................          321,910        1,557,254
 Paid for shares redeemed ................................................................       (1,595,587)      (1,742,872)
                                                                                               ------------     ------------
  Increase in net assets derived from capital share transactions .........................        1,665,534        6,816,446
                                                                                               ------------     ------------

   Increase in net assets ................................................................        2,407,359        6,733,747
NET ASSETS:
 Beginning of period .....................................................................       18,023,500       11,289,753
                                                                                               ------------     ------------

 End of period (a) .......................................................................      $20,430,859      $18,023,500
                                                                                               ============     ============

(a) Includes undistributed (overdistributed) net investment income  of ...................           $3,112             ($22)
                                                                                               ============     ============

FINANCIAL HIGHLIGHTS
                                                           Six Months Ended       Year            Year             4-1-95
                                                               6-30-98            Ended           Ended              to
                                                             (Unaudited)        12-31-97         12-31-96         12-31-95
                                                             ------------     ------------     ------------     ------------
Per share data:
Net asset value, beginning of period .....................         $11.73           $11.66           $10.80           $10.00
Income from investment operations:
 Net investment income ...................................           0.14             0.29             0.28             0.13
 Net realized and unrealized gain on investments and
  foreign currency transactions ..........................           0.58             1.03             1.00             0.75
                                                             ------------     ------------     ------------     ------------
   Total income from investment operations ...............           0.72             1.32             1.28             0.88
                                                             ------------     ------------     ------------     ------------
Less distributions:
 Dividends from net investment income ....................          (0.20)           (0.38)           (0.24)           (0.08)
 Distributions from net realized capital gains and foreign
  currency related transactions ..........................           0.00            (0.87)           (0.18)            0.00
                                                             ------------     ------------     ------------     ------------
   Total distributions ...................................          (0.20)           (1.25)           (0.42)           (0.08)
                                                             ------------     ------------     ------------     ------------
Net asset value end of period ............................         $12.25           $11.73           $11.66           $10.80
                                                             ============     ============     ============     ============

Total return .............................................           6.13% (b)       11.67%           12.09%            8.89%(b)

Ratios and supplemental data:
 Ratio of expenses to average net assets .................           1.33% (a)        1.32%            1.29%            1.58%(a,d)
 Ratio of net investment income to average net assets ....           2.29% (a)        2.33%            2.44%            1.64%(a,d)
Portfolio turnover rate ..................................             28%              29%              18%               6%(a)
Average commission rate (c) ..............................          $0.01            $0.01            $0.03               NR

Net assets at end of period (millions) ...................          $20.4            $18.0            $11.3             $4.4


(a)  Annualized
(b)  Calculated on an aggregate basis (not annualized)
(c)  Represents the total dollar amount of commission paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.
(d)  The advisor has reimbursed certain operating expenses of the Global Contrarian Portfolio for the period ended December 31,
     1995. Had the advisor not reimbursed such expenses, the annualized ratio of expenses to average net assets would have been
     1.90% and the annualized ratio of net investment income to average net assets would have been 1.32%.
(NR) Not required prior to 1996.

                            The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH PORTFOLIO
OHIO NATIONAL FUND, INC.

OBJECTIVE
The principal investment objective of the Aggressive Growth Portfolio is to seek capital growth. The portfolio invests in a diversified collection of securities believed to represent attractive growth opportunities.

PERFORMANCE AS OF JUNE 30, 1998

AVERAGE ANNUAL TOTAL RETURNS:
One-year                      15.60%
Three-year                    12.13%
Since inception (3/31/95)     14.55%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS
Most U.S. stock prices peaked in mid-April and subsequently rolled over for the rest of the quarter amid concerns about corporate earnings and weakness stemming from the Asian financial crisis. But blue chip "mega-cap" stocks held their ground as investors sought their relative safety and liquidity, driving the popular cap-weighted market indexes to new highs in late June. Thus the gap between the performance of largest-cap stocks and the rest of the market, which began in 1995, widened further.
   The Aggressive Growth Portfolio performed in line with the small- and mid-cap indexes. We continue to be pleased with the underlying fundamental performance of the companies we hold in the portfolio. In the past six months, we have personally met with the management of more than 75 percent of the companies in which the portfolio is currently invested. Our trips into the field to "kick the tires" have confirmed that the portfolio is invested in growing companies that are doing well. With few exceptions, these companies have been meeting or exceeding their profit targets.
   In addition, the valuations of the portfolio's holdings are attractive. The portfolio carries an overall price/earnings ratio (on 1999 earnings) below that of the S&P 500 (19.5x versus 22.4x) even though our holdings are growing their profits an average of 22 percent compared with just 7 percent for the S&P 500 companies.
   Our outlook for the general market is mixed. Valuations are attractive for small company stocks but rich for the handful of companies that dominate the S&P
500. Profit expectations have a negative bias, but there are pockets of the market where the profit outlook remains bright. Finally, strong money flows continue to support a rising market environment.

CHANGE IN VALUE OF $10,000 INVESTMENT

                 Aggressive Growth Portfolio
             (commenced operations March 31, 1995)     NASDAQ Composite Index
             -------------------------------------     ----------------------
             12/31/95                   $12,695.39           $12,873.74
             12/31/96                   $12,792.58           $15,797.41
             12/31/97                   $14,395.64           $19,216.18
             06/30/98                   $15,547.29           $19,216.18


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.


TOP 10 STOCKS AS OF JUNE 30, 1998
                                             % of Portfolio
1.  Associates First Capital Corp                 3.95
2.  Beneficial Corp                               3.90
3.  Coinmach Laundry Corp                         3.07
4.  Sybron International Corp-Wis                 2.94
5.  Central Garden & Pet Co                       2.54
6.  Equity Corporation International              2.22
7.  Berg Electronics Corp                         2.18
8.  MGIC Investment Corp                          2.16
9.  Waste Management Inc                          2.01
10. Clear Channel Communications                  1.96

TOP 5 INDUSTRIES AS OF JUNE 30, 1998
                                            % of Portfolio
Consumer Cyclical                               36.67
Financial Services                              15.61
Health Care                                     10.75
Capital Goods                                   10.37
Technology                                       9.69







The prices of small company stocks are generally more volatile than the prices of large company stocks.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH

SCHEDULE OF INVESTMENTS                 JUNE 30, 1998 (UNAUDITED)

                                                          MARKET
    SHARES                COMMON STOCK                    VALUE
-----------------------------------------------------------------
             AUTOMOTIVE AND RELATED (1.5%)
      900    Dana Corp.                                  $48,150
    8,100    Harley-Davidson, Inc.                       313,875
                                                      -----------
                                                         362,025
                                                      -----------
             BANKING (1.8%)
    1,200    Citicorp                                    179,100
    8,875    TCF Financial Corp.                         261,813
                                                      -----------
                                                         440,913
                                                      -----------
             BUSINESS SERVICES (9.6%)
    4,923  * Accustaff Inc.                              153,844
    4,875  * Consolidated Graphics, Inc.                 287,625
    9,425  * Lamar Advertising                           338,122
    3,300  * Lason Holdings  Inc.                        179,850
    1,800  * Nova Corp.                                   64,350
    9,703  * Outdoor Systems Inc.                        271,684
    9,800  * Pierce Leahy Corp.                          227,850
    6,900    Pittston Brink's Group                      254,438
    7,250    Service Master Corp.                        275,953
    1,200    United Stationers Inc.                       77,700
    2,450    Xerox Corp.                                 248,981
                                                      -----------
                                                       2,380,397
                                                      -----------
             COMPUTER AND RELATED (7.1%)
    1,400  * America Online Inc.                         148,400
    9,725  * Black Box Corp.                             322,748
    2,062    Computer Associates Intl. Inc.              114,570
   13,400  * Global Imaging Systems Inc.                 187,600
    3,275    IBM                                         376,011
    4,150  * Lexmark Intl. Group                         253,150
    6,100  * Storage Technology Corp.                    264,587
    4,900  * Sykes Enterprises                            98,306
                                                      -----------
                                                       1,765,372
                                                      -----------
             COMMUNICATIONS (1.3%)
    4,600  * Davel Communications Group, Inc.            112,125
    8,550  * Transcrypt Intl. Inc.                        30,994
    3,700  * Worldcom Inc.                               179,219
                                                      -----------
                                                         322,338
                                                      -----------
             CONSUMER PRODUCTS AND SERVICES (3.6%)
    4,400  * 800-JR CIGAR INC.                            86,900
   22,875  * Equity Corporation International            549,000
    2,100    Philip Morris Companies, Inc.                82,687
    1,800    Rocky Shoes & Boots Inc.                     25,650
    3,650    Service Corporation International           156,494
                                                      -----------
                                                         900,731
                                                      -----------
             DRUGS (1.2%)
   35,100  * Halsey Drug Co. Inc.                         83,363
    2,400    Jones Pharma Inc.                            79,500
    1,625    McKesson Corp.                              132,031
                                                      -----------
                                                         294,894
                                                      -----------
             DURABLE GOODS (0.8%)
    5,825    Applied Power Inc. CL. A                    200,234
                                                      -----------

             EDUCATIONAL PRODUCTS AND SERVICES (2.3%)
    6,900  * Edutrek Intl. Inc.                          176,812
   10,350  * ITT Educational Services Inc.               333,788
    3,100  * School Specialty Inc.                        50,762
                                                      -----------
                                                         561,362
                                                      -----------

             ELECTRICAL EQUIPMENT (3.5%)
   27,575  * Berg Electronics Corp.                      $539,436
   14,400  * Rayovac Corp.                                326,700
                                                      -----------
                                                          866,136
                                                      -----------
             ENTERTAINMENT AND LEISURE (5.7%)
   12,075  * Action Performance Co.                       388,664
   11,700  * American Skiing Corp.                        152,100
   10,400  * Bally Total Fitness Holding Corp.            374,400
    7,150    International Game Technology                173,388
    7,362  * SCP Pool Corp.                               180,369
    2,250  * Viacom Inc. CL B                             131,062
                                                      -----------
                                                        1,399,983
                                                      -----------
             FINANCE (10.8%)
    1,575    American Express Co.                         162,450
    4,575    Associates First Capital Corp.               978,234
    3,850    Beneficial Corp.                             965,081
    3,550    Block, H&R Inc.                               96,888
    8,300  * Profit Recovery Group Intl.                  231,881
    1,500    Torchmark                                     64,050
    7,000    Waddell & Reed Financial                     167,563
                                                      -----------
                                                        2,666,147
                                                      -----------
             FOOD & RELATED (0.3%)
    1,400  * US Foodservice                                66,619
                                                      -----------

             HOTEL/LODGING (0.4%)
    1,300  * Candlewood Hotel Co. Inc.                      9,750
    2,605  * Promus Hotel Corp.                           100,293
                                                      -----------
                                                          110,043
                                                      -----------
             INDUSTRIAL SERVICES (6.3%)
   32,225  * Coinmach Laundry Corp.                       761,316
   10,300  * Superior Services Inc.                       309,644
   14,200    Waste Service Inc.                           497,000
                                                      -----------
                                                        1,567,960
                                                      -----------
             INSURANCE (3.5%)
   10,200  * Compent Corp.                                159,375
    9,375    MGIC Investment Corp.                        534,961
    8,625  * United Dental Care Inc.                      166,301
                                                      -----------
                                                          860,637
                                                      -----------
             MEDIA AND PUBLISHING (3.3%)
    5,850  * Chancellor Media Corp. CL A                  290,489
    4,450  * Clear Channel Communications                 485,606
    1,200    Media One group Inc.                          52,725
                                                      -----------
                                                          828,820
                                                      -----------
             MEDICAL AND RELATED (8.7%)
    3,300  * Arterial Vascular Engineering Inc.           117,975
   30,075  * Cohr Inc.                                    154,134
    8,900  * Cytyc Corp.                                  145,181
    2,400  * Datascope                                     63,750
    6,358  * Henry Schein Inc.                            293,263
    2,100    Medtronic Inc.                               133,875
   15,900    PSS World Medical Inc.                       232,538
      700    Pfizer Inc.                                   76,081
    6,800  * Sebratek Corp.                               154,700
      900  * Steris Corp.                                  57,234
   28,850  * Sybron International Corp.-Wis.              728,463
                                                      -----------
                                                        2,157,194
                                                      -----------


                                                       (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                 JUNE 30, 1998 (UNAUDITED)

                                                          MARKET
    SHARES                COMMON STOCK                    VALUE
-----------------------------------------------------------------
             OIL, ENERGY AND NATURAL GAS (5.2%)
    3,550    Ensco International Inc.                    $61,681
   10,600  * Marine Drilling Company Inc.                169,600
    9,400  * Noble Drilling Corp.                        226,188
   14,214  * Ocean Energy Inc.                           278,061
   12,000  * Transmontaigne Oil Co.                      178,500
   21,675    Union Pacific Resources Group Inc.          380,667
                                                     -----------
                                                       1,294,697
                                                     -----------
             PRIVATE CORRECTIONS (1.7%)
   18,200  * Corrections Corp. of America                427,700
                                                     -----------

             REAL ESTATE AND LEASING (1.8%)
   33,500    Sunstone Hotel Investors Inc.               445,969
                                                     -----------

             RESEARCH AND DEVELOPMENT (0.6%)
    4,900    Kendle Intl. Inc.                           148,225
                                                     -----------

             RESTAURANTS (2.2%)
    6,900    PJ America Inc.                             125,925
    2,100  * Papa Johns Intl. Inc.                        82,819
   23,975  * Rainforest Cafe Inc.                        332,653
                                                     -----------
                                                         541,397
                                                     -----------
             RETAIL (10.4%)
   20,225  * Central Garden and Pet Co.                  629,503
      500    Fastenal Co.                                 23,219
    1,150    Harcourt General Inc.                        68,425
    1,750  * MSC Industrial Direct Co. CL A              242,250
   37,400  * Movie Gallery Inc.                          297,975
    2,200    Pier 1 Imports Inc.                          93,112
    5,800    Regis Corp. Minn RJQ                        133,031
    9,500  * Renters Choice Inc.                         360,363
    4,600    Rite Aid Corp.                              172,787
    5,950  * Staples Inc.                                189,541
   13,300  * Wilmar Industries Inc.                      339,150
    3,825  * Zale Corp.                                   45,333
                                                     -----------
                                                       2,594,689
                                                     -----------
             TRANSPORTATION & EQUIPMENT (3.0%)
    3,500    Burlington Northern Sante Fe                343,656
   11,350  * Hub Group Inc. CL A                         239,769
    1,700    Kansas City Southern Inds. Inc.              84,362
    5,725    Rollins Truck Leasing Corp.                  70,847
                                                     -----------
                                                         738,634
                                                     ===========

               (96.7%) (COST $22,890,025)            $23,943,116
                                                     ===========



*Non-income producing securities.
(a) Also represents cost for Federal income tax purposes.


   FACE                                                MARKET
  AMOUNT            SHORT-TERM OBLIGATIONS             VALUE
-----------------------------------------------------------------
             GOVERNMENT (0.7%)
  $70,000    US Treasury Bills
               4.880%  07-30-98                           $69,739
  110,000    US Treasury Bills
                4.580%  09-10-98                          108,937
                                                      -----------

             TOTAL SHORT-TERM OBLIGATIONS
               (0.7%) (COST $177,826)                    $178,676
                                                      -----------

   FACE                                                MARKET
  AMOUNT             REPURCHASE AGREEMENTS             VALUE
-----------------------------------------------------------------
             FINANCIAL (2.1%)
 $516,000    Star Bank 5.200%  due 07-01-98
               repurchase price $516,007
               collateralized by GNMA certificates
               pool# 8375
               due 02-20-24 (cost $516,000)              $516,000
                                                      -----------

             TOTAL REPURCHASE AGREEMENTS
                (2.1%) (COST  $516,000)                  $516,000
                                                      -----------

             TOTAL HOLDINGS
               (COST $23,583,851) (A)                 $24,637,792
                                                      ===========


   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                      JUNE 30, 1998
                                                       (UNAUDITED)

Assets:
 Investments in securities at market value
  (note 1) (cost $23,583,851) ......................   $24,637,792
 Cash in bank ......................................             0
 Receivable for fund shares sold ...................        60,137
 Receivable for securities sold ....................       531,713
 Dividends and accrued interest receivable .........         4,750
 Other .............................................         3,020
                                                       -----------

  Total assets .....................................    25,237,412
                                                       -----------

Liabilities:
 Payable for investment management services
  (note 3) .........................................        15,657
 Payable for securities purchased ..................       434,348
 Other accrued expenses ............................        10,950
                                                       -----------

  Total liabilities ................................       460,955
                                                       -----------

Net assets at market value .........................   $24,776,457
                                                       ===========

Net assets consist of:
 Par value, $1 per share ...........................    $2,072,515
 Paid-in capital in excess of par value ............    20,162,433
 Accumulated undistributed net realized gain on
  investments ......................................     1,487,476
 Net unrealized appreciation on investments (note 1)     1,054,033
                                                       -----------

Net assets at market value .........................   $24,776,457
                                                       ===========

Shares outstanding (note 4) ........................     2,072,515

Net asset value per share ..........................        $11.95
                                                       ===========


STATEMENT OF OPERATIONS
        FOR SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

Investment income:
 Interest ..........................................       $31,181
 Dividends .........................................        45,604
                                                       -----------

  Total investment income ..........................        76,785
                                                       -----------

Expenses:
 Management fees (note 3) ..........................        89,599
 Custodian fees (note 3) ...........................         2,996
 Directors' fees (note 3) ..........................           272
 Professional fees .................................           818
 Accounting and transfer agent fees ................         8,912
 Filing fees .......................................           337
 Printing, proxy and postage fees ..................         2,724
 Other .............................................            88
                                                       -----------

  Total expenses ...................................       105,746
                                                       -----------

  Net investment loss ..............................      ($28,961)
                                                       -----------

Realized and unrealized gain on investments:
 Net realized gain from investments ................    $1,487,476
 Net increase in unrealized appreciation on
  investments ......................................       189,415
                                                       -----------

   Net gain on investments .........................     1,676,891
                                                       -----------

   Net increase in net assets from operations ......    $1,647,930
                                                       ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                 Six Months Ended
                                                                                                      6-30-98        Year Ended
                                                                                                    (Unaudited)       12-31-97
                                                                                                   ------------    ------------
From operations:
     Net investment loss .......................................................................       ($28,961)       ($61,720)
     Realized gain on investments ..............................................................      1,487,476       1,523,817
     Unrealized gain on investments ............................................................        189,415         318,599
                                                                                                   ------------    ------------
      Net increase in assets from operations ...................................................      1,647,930       1,780,696
                                                                                                   ------------    ------------

Dividends and distributions to shareholders:
     Dividends paid from net investment income .................................................              0        (172,523)
     Capital gains distributions ...............................................................        (34,299)        (65,296)
                                                                                                   ------------    ------------
      Total dividends and distributions ........................................................        (34,299)       (237,819)
                                                                                                   ------------    ------------

From capital share transactions (note 4):
     Received from shares sold .................................................................      4,697,757       8,136,995
     Received from dividends reinvested ........................................................         34,299         237,819
     Paid for shares redeemed ..................................................................     (1,461,937)     (2,034,563)
                                                                                                   ------------    ------------
      Increase in net assets derived from capital share transactions ...........................      3,270,119       6,340,251
                                                                                                   ------------    ------------

       Increase in net assets ..................................................................      4,883,750       7,883,128

Net Assets:
     Beginning of period .......................................................................     19,892,707      12,009,579
                                                                                                   ------------    ------------

     End of period (a) .........................................................................    $24,776,457     $19,892,707
                                                                                                   ============    ============

  (a) Includes net investment loss of ..........................................................       ($28,961)       ($61,720)
                                                                                                   ============    ============



FINANCIAL HIGHLIGHTS

                                                           Six Months Ended           Year            Year             4-1-95
                                                                6-30-98              Ended            Ended              to
                                                              (Unaudited)           12-31-97        12-31-96          12-31-95
                                                              ------------        ------------     ------------     ------------
Per share data:
Net asset value, beginning of period ......................         $11.09              $10.03           $11.84           $10.00
Income from investment operations:
     Net investment income (loss) .........................          (0.02)              (0.05)            1.64             1.56
     Net realized and unrealized gain (loss) on investments           0.90                1.29            (1.59)            1.08
                                                              ------------        ------------     ------------     ------------
      Total income from investment operations .............           0.88                1.24             0.05             2.64
                                                              ------------        ------------     ------------     ------------
Less distributions:
     Dividends from net investment income .................           0.00               (0.14)           (1.86)           (0.80)
     Distributions from net realized capital gains ........          (0.02)              (0.04)            0.00             0.00
                                                              ------------        ------------     ------------     ------------
      Total distributions .................................          (0.02)              (0.18)           (1.86)           (0.80)
                                                              ------------        ------------     ------------     ------------

Net asset value, end of period ............................         $11.95              $11.09           $10.03           $11.84
                                                              ============        ============     ============     ============

Total return ..............................................           8.00%(b)           12.53%            0.76%           26.95%(b)

Ratios and supplemental data:
     Ratio of expenses to average net assets ..............           0.94%(a)            0.97%            1.01%            1.02%(a)
     Ratio of net investment income to average net assets .          (0.26%)(a)          (0.40%)          15.81%           18.18%(a)
Portfolio turnover rate ...................................            105%                193%            1987%            1488%
Average commission rate (c) ...............................          $0.06               $0.06            $0.03               NR

Net assets at end of period (millions) ....................          $24.8               $19.9            $12.0             $4.0



(a)  Annualized

(b)  Calculated on an aggregate basis (not annualized)

(c)  Represents the total dollar amount of commission paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.

(NR) Not required prior to 1996.

                             The accompanying notes are an integral part of these financial statements.

CORE GROWTH PORTFOLIO
OHIO NATIONAL FUND, INC.

OBJECTIVE
The objective of the Core Growth Portfolio is to provide long-term capital appreciation.

PERFORMANCE AS OF JUNE 30, 1998
TOTAL RETURN:
One-year                       9.81%
Since inception (1/3/97)       7.04%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS
Cumulatively, for the first half of 1998, the Core Growth Portfolio outperformed the Russell Midcap Growth Index by 317 basis points and the Russell 2000 Growth Index by 959 basis points.
   It appears that the market continues to favor large cap stocks even though, on average, earnings estimates for small cap companies are accelerating while earnings estimates for large cap companies are decelerating. One analyst recently observed that, "If the second quarter 1998 profit growth for the small- and mid-cap segments of the market comes in close to the expectation, it will be the fifth consecutive quarter in which profit growth for those segments has surpassed that of the large caps." The consensus estimated average growth rate for large-cap companies for the next 12 months is 6 percent compared with 10.9 percent for the preceding 12 months. In contrast, the consensus average estimated growth rate for the Russell 2000 Growth Index companies is 39 percent over the next 12 months compared with 24 percent over the past 12 months. In addition to the superior growth forecasts, we believe small-cap stocks are attractively valued at present. By our reckoning, they now stand at levels seen every decade or two.

CHANGE IN VALUE OF $10,000 INVESTMENT

                    Core Growth Portfolio
             (commenced operations January 3, 1997        NASDAQ Composite Index
             -------------------------------------        ----------------------
    Date                    Value                                 Value
    ----                    -----                                 -----
  12/31/96               $10,000.00                            $10,000.00
  06/30/97               $10,080.84                            $11,776.00
  12/31/97                $9,691.92                            $13,169.10
  06/30/98               $11,069.14                            $15,145.78


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 STOCKS AS OF JUNE 30, 1998
                                               % of Portfolio
1.  Dell Computers                                  2.91
2.  HBO & Co                                        2.64
3.  America Online                                  2.59
4.  JD Edwards & Co                                 2.54
5.  Saville Systems Irel ADR                        2.49
6.  Citrix Systems Inc                              2.38
7.  Clear Chan Com                                  2.28
8.  Cambridge Technology Partners                   2.14
9.  Visio Software                                  1.96
10. Advanced Fibre Communications                   1.85

TOP 5 INDUSTRIES AS OF JUNE 30, 1998
                                             % of Portfolio
Technology                                        39.08
Consumer Cyclical                                 29.20
Health Care                                        7.84
Capital Goods                                      4.00
Consumer Staples  2.89




The prices of small company stocks are generally more volatile than the prices of large company stocks.


OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998 (UNAUDITED)

                                                     MARKET
     SHARES               COMMON STOCK                VALUE
--------------------------------------------------------------
                AUTOMOTIVE AND RELATED (2.3%)
     2,500   *  Central Parking                     $113,750
     4,000      Harley Davidson, Inc.                155,000
                                                ------------
                                                     268,750
                                                ------------
                BUSINESS SERVICES (19.2%)
     2,800   *  Abacus Direct Corp.                  145,425
     6,200   *  Apollo Group CL A                    204,988
     4,500   *  Computer Horizons                    166,781
     2,900   *  DA Consulting Group Inc.              41,688
     6,000   *  Daou Systems Inc.                    137,250
     1,500   *  Documentum Inc.                       72,000
     2,800   *  DST Systems, Inc.                    156,800
     5,800   *  Ecsoft Group                         187,775
     3,200   *  Gartner Group                        112,000
     5,000   *  I2 Technologies                      175,625
     6,100   *  Intl. Telcomm Data Systems           176,900
     5,100   *  Radiant Systems                       73,950
     6,200   *  RWD Technologies, Inc.               146,475
     2,500   *  Sterling Commerce, Inc.              121,250
     5,700   *  Saville Systems                      285,713
                                                ------------
                                                   2,204,620
                                                ------------
                COMPUTER AND RELATED (22.5%)
     7,000   *  Bea Systems Inc.                     160,563
     2,400   *  BMC Software Inc.                    124,650
     5,100   *  Cadence Design Systems, Inc.         159,375
     4,500   *  Cambridge Technology Partners        245,812
     4,000   *  Citrix Systems                       273,500
     2,300   *  Compuware Corp.                      117,587
     3,600   *  Dell Computer Corp.                  334,125
     6,600   *  Filenet Corp.                        190,575
     6,800   *  JD Edwards & Co.                     291,975
     1,300   *  Manugistics                           32,175
       600   *  Microsoft Corp.                       65,025
     6,200   *  Quadramed Corp.                      169,338
     2,300   *  Software AG Systems                   67,275
     8,600   *  Summit Design, Inc.                  126,313
     4,700   *  Vision Software                      224,425
                                                ------------
                                                   2,582,713
                                                ------------
                COMMUNICATIONS (7.2%)
     5,300   *  Advanced Fibre Communications        212,331
     1,400      Lucent Technology                    116,462
     3,200   *  Star Telecommunications Inc.          71,600
     3,500   *  Tekelec                              156,625
     1,600   *  Tellabs Inc.                         114,600
     1,200   *  Univsion Communications               44,700
     2,300   *  Worldcom Inc.                        111,406
                                                ------------
                                                     827,724
                                                ------------
                DRUGS (1.7%)
     3,200   *  Parexel International Corp.          196,425
                                                ------------

                ELECTRICAL EQUIPMENT (3.4%)
     2,200   *  Applied Micro Circuits Corp.          56,925
     6,400   *  Celestica Inc..                      120,000
     3,100   *  Lernout & Hausp Speech Products      185,031
     1,350   *  Level One Communications              31,725
                                                ------------
                                                     393,681
                                                ------------


                                                     MARKET
     SHARES               COMMON STOCK                VALUE
--------------------------------------------------------------
              ENTERTAINMENT AND LEISURE (2.9%)
   3,400   *  Cinar Films Inc. CL B                  $66,300
   6,300   *  Family Golf Center                     159,469
   1,600   *  Premier Parks                          106,600
                                                ------------
                                                     332,369
                                                ------------
              FINANCIAL SERVICES (1.8%)
   2,700      Associates First Capital               207,563
                                                ------------

              FOOD & RELATED (1.4%)
   2,800   *  Suiza Foods Corp.                      167,125
                                                ------------

              INDUSTRIAL SERVICES (0.4%)
   1,500   *  Hanover Compressor                      40,594
                                                ------------

              INTERNET SERVICE PROVIDER (2.6%)
   2,800   *  America On Line Inc.                   296,800
                                                ------------

              MEDIA AND PUBLISHING (3.9%)
   2,400   *  Clear Channel Communications           261,900
   3,100   *  Jacor Communications                   182,900
                                                ------------
                                                     444,800
                                                ------------
              MEDICAL AND RELATED (8.9%)
   8,600      HBO & CO                               303,150
   5,300   *  Health Management Assoc., Inc.         177,219
   1,400   *  Healthcare Financial                    85,837
   3,600   *  Healthsouth Corp.                       96,075
   3,600   *  Medquist Inc.                          103,950
   3,000      Omnicare Inc.                          114,375
   3,400   *  Safeskin Corp.                         139,825
                                                ------------
                                                   1,020,431
                                                ------------
              NETWORK PRODUCTS AND SECURITY (3.8%)
   3,400   *  Axent Technologies Inc.                104,125
   1,900   *  Check Point Software                    62,225
   1,100   *  Cisco Systems                          101,269
   1,950   *  Network Assoc. Inc.                     93,356
   2,500   *  Xylan Corp.                             74,531
                                                ------------
                                                     435,506
                                                ------------
              OIL, ENERGY AND NATURAL GAS (1.8%)
   1,700   *  Friede Goldman International, Inc.      49,088
   3,500   *  Global Industries Ltd.                  59,062
   5,200   *  Varco International, Inc.              103,025
                                                ------------
                                                     211,175
                                                ------------
              RETAIL (3.7%)
   1,000   *  CDW Computer Centers, Inc.              50,000
   1,200   *  General Nutrition                       37,350
   2,800   *  Hibbett Sporting Goods, Inc.           112,000
   3,900   *  NBTY Inc.                               71,662
   1,800   *  United Rentals Inc.                     75,600
   1,300   *  Whole Food Market, Inc.                 78,650
                                                ------------
                                                     425,262
                                                ------------
              TEXTILES (1.5%)
   4,800   *  Jones Apparel Group, Inc.              175,500
                                                ------------



                                                  (continued)

ONE FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998 (UNAUDITED)

                                                     MARKET
     SHARES               COMMON STOCK                VALUE
--------------------------------------------------------------
                TRANSPORTATION (1.6%)
     2,400   *  Coach USA Inc.                      $109,500
     3,300   *  Motivepower Industries, Inc.          80,850
                                                ------------
                                                     190,350
                                                ------------

                TOTAL COMMON STOCK
                   (90.6%) (COST  $8,327,015)    $10,421,388
                                                ------------







*  Non income producing security.
(a) Also represents cost for Federal income tax purposes.




  FACE                                             MARKET
 AMOUNT             REPURCHASE AGREEMENTS           VALUE
--------------------------------------------------------------
              FINANCIAL (10.5%)
$182,000      Star Bank 5.200% due 07-01-98
                repurchase price $1,211,175
                collateralized by GNMA certificates,
                pool # 8375
                due 02-20-24 (cost $1,211,000)    $1,211,000
                                                ------------
              TOTAL REPURCHASE AGREEMENTS
                 (10.5%) (COST $1,211,000)        $1,211,000
                                                ------------

              TOTAL HOLDINGS
                 (COST  $9,538,015)(A)           $11,632,388
                                                ============



   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                        JUNE 30, 1998 (UNAUDITED)

Assets:
 Investments in securities at market value
  (note 1) (cost $9,538,015) ......................    $11,632,388
 Cash in bank .....................................            126
 Receivable for fund shares sold ..................         22,422
 Receivable for fund securities sold ..............         68,777
 Dividends and accrued interest receivable ........            384
 Other ............................................            685
                                                      ------------

  Total assets ....................................     11,724,782
                                                      ------------

Liabilities:
 Payable for securities purchased .................        213,078
 Payable for investment management services
  (note 3) ........................................          8,343
 Other accrued expenses ...........................          4,815
                                                      ------------

  Total liabilities ...............................        226,236
                                                      ------------

Net assets at market value ........................    $11,498,546
                                                      ============

Net assets consist of:
 Par value, $1 per share ..........................     $1,039,692
 Paid-in capital in excess of par value ...........      9,083,030
 Accumulated undistributed net realized loss on
  investments .....................................       (718,549)
 Net unrealized appreciation on investments (n ....      2,094,373
                                                      ------------

Net assets at market value ........................    $11,498,546
                                                      ============

Shares outstanding (note 4) .......................      1,039,692

Net asset value per share .........................         $11.06
                                                      ============



STATEMENT OF OPERATIONS
                   FOR SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

Investment income:
 Interest .........................................       $24,340
 Dividends ........................................         2,786
                                                      -----------

  Total investment income .........................        27,126
                                                      -----------

Expenses:
 Management fees (note 3) .........................        48,314
 Custodian fees (note 3) ..........................         3,269
 Directors' fees (note 3) .........................           272
 Professional fees ................................           659
 Accounting and transfer agent fees ...............         4,874
 Filing fees ......................................           262
 Printing, proxy and postage fees .................           834
 Other ............................................            45
                                                      -----------

  Total expenses ..................................        58,529
                                                      -----------

  Net investment loss .............................      ($31,403)
                                                      -----------

Realized and unrealized gain (loss) on investments:
 Net realized loss from investments ...............     ($270,982)
 Net increase in unrealized appreciation on
   investments ....................................     1,695,378
                                                      -----------

   Net gain on investments ........................     1,424,396
                                                      -----------

   Net increase in net assets from operations .....    $1,392,993
                                                      ===========


   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
                                                                              Six Months Ended     1-3-97
                                                                                  6-30-98            to
                                                                                (Unaudited)       12-31-97
                                                                               ------------     ------------
From operations:
 Net investment loss ......................................................        ($31,403)        ($11,892)
 Realized loss on investments .............................................        (270,982)        (447,567)
 Unrealized gain on investments ...........................................       1,695,378          398,995
                                                                               ------------     ------------
   Net increase (decrease) in assets from operations ......................       1,392,993          (60,464)
                                                                               ------------     ------------

Dividends and distributions to shareholders:
 Dividends paid from net investment income ................................               0           (3,539)
                                                                               ------------     ------------

From capital share transactions (note 4):
 Received from shares sold ................................................       2,276,927       12,368,097
 Received from dividends reinvested .......................................               0            3,539
 Paid for shares redeemed .................................................      (1,715,407)      (2,763,600)
                                                                               ------------     ------------
  Increase in net assets derived from capital share transactions ..........         561,520        9,608,036
                                                                               ------------     ------------

    Increase in net assets ................................................       1,954,513        9,544,033

Net Assets:
 Beginning of period ......................................................       9,544,033                0
                                                                               ------------     ------------

 End of period (a) ........................................................     $11,498,546       $9,544,033
                                                                               ============     ============

(a) Includes net investment loss of .......................................        ($31,403)        ($11,892)
                                                                               ============     ============

FINANCIAL HIGHLIGHTS
                                                                              Six Months Ended      1-3-97
                                                                                  6-30-98             to
                                                                                (Unaudited)        12-31-97
                                                                               ------------      ------------
Per share data:
Net asset value, beginning of period ......................................           $9.68            $10.00
Income (loss) from investment operations:
 Net investment loss ......................................................           (0.03)            (0.02)
 Net realized and unrealized gain (loss) on investments ...................            1.41             (0.30)
                                                                               ------------      ------------
  Total income (loss) from investment operations ..........................            1.38             (0.32)
                                                                               ------------      ------------

Net asset value, end of period ............................................          $11.06             $9.68
                                                                               ============      ============

Total return ..............................................................      14.21% (b)             (3.08%)

Ratios and supplemental data:
 Ratio of expenses to average net assets ..................................       1.14% (a)              1.11%
 Ratio of net investment loss to average net assets .......................     (0.61%) (a)             (0.18%)
Portfolio turnover rate ...................................................              54%               65%
Average commission rate (c) ...............................................           $0.05             $0.05

Net assets at end of period (millions) ....................................           $11.5              $9.5

(a)  Annualized
(b)  Calculated on an aggregate basis (not annualized
(c)  Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and s


    The accompanying notes are an integral part of these financial statements.

GROWTH & INCOME PORTFOLIO
OHIO NATIONAL FUND, INC.

OBJECTIVE
The Growth & Income Portfolio's investment objective is long-term total return.

PERFORMANCE AS OF JUNE 30, 1998
TOTAL RETURN:
One-year                      27.51%
Since inception (1/3/97)      27.97%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS
The Growth & Income Portfolio remains overweighted in the cable television, communication and technology industries. Among the portfolio's strongest performers during the first half were our cable television stocks, which benefited from increased merger-and-acquisition activity and other trends. Tele-Communications, Inc. performed well as AT&T announced plans to acquire TCI. The proposed deal has fueled TCI's shares and propelled many other cable stocks. TCI operates multi-channel video and telecom distribution networks and provides programming services abroad.
   We also believe selective internet stocks are attractive. Health care also comprises a substantial portion of the portfolio. Although health care and biotech stocks did not perform as well as expected during the second quarter, we believe the portfolio's holdings look promising. Sunrise Assisted Living, a leading provider of assisted-living services to the elderly, operates 68 facilities. The company recently announced the development of 55 additional facilities by 1999 and has also begun to explore international development and acquisition opportunities in the United Kingdom and Canada.
   Looking ahead, we remain optimistic about the growth and valuation prospects of many smaller and mid-size companies. However, we watch the market's attraction with large-cap stocks and look for opportunities to add some of these larger, more liquid names to the portfolio. Change in Value of $10,000 Investment Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.


CHANGE IN VALUE OF $10,000 INVESTMENT

                  Growth & Income Portfolio
             (commenced operations January 3, 1997          Russell 2000 Index
             -------------------------------------          ------------------
    Date                    Value                                 Value
    ----                    -----                                 -----
  12/31/96               $10,000.00                            $10,000.00
  06/30/97               $11,334.00                            $11,020.00
  12/31/97               $13,657.47                            $12,226.69
  06/30/98               $14,452.33                            $12,871.04


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

TOP 10 HOLDINGS AS OF JUNE 30, 1998
                                               % of Portfolio
1.  Mediaone Group Inc                              1.80
2.  Cox Communications                              1.70
3.  Sunrise Assisted Living Inc                     1.61
4.  Sabratek Corp                                   1.60
5.  Tele Communications TCI Group-Ser A             1.49
6.  Comcast Corporation Special CL A                1.43
7.  Fore Systems Inc                                1.43
8.  Zapata Corp                                     1.39
9.  System Software Assoc CV BD 7.00%
    09/15/02                                        1.34
10. Sabratek Corp 6.00% 4/15/05                     1.34

TOP 5 INDUSTRIES AS OF JUNE 30, 1998
                                               % of Portfolio
Computer and Related                              12.75
Medical and Related                                9.96
Retail                                             7.07
Communications                                     6.78
Telecommunications & Related                       6.47

OHIO NATIONAL FUND, INC.
GROWTH AND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS                                                         JUNE 30, 1998 (UNAUDITED)

                                              MARKET
 SHARES              COMMON STOCK              VALUE
------------------------------------------------------
            AEROSPACE (1.8%)
  6,000  *  Alliant Techsystems Inc.         $379,500
 10,000     Northwest Airlines                385,625
                                          -----------
                                              765,125
                                          -----------
            BANKING (2.4%)
 32,000     Austria & New Zealand Banking     220,749
 12,500     Golden State Bancorp              371,875
  6,000     Mellon Bank Corp.                 417,750
                                          -----------
                                            1,010,374
                                          -----------
            CHEMICALS (1.3%)
  5,500     E I Dupont & Co.                  335,813
 17,000     W.R. Garce & Co.                  230,344
                                          -----------
                                              566,157
                                          -----------
            COMMUNICATIONS (8.6%)
 15,500     Advanced Radio Telecom Corp.      153,062
 10,500     Comsat Corp.                      297,281
 28,000     Condor Technology Solutions       413,000
 15,000     Electric Lightwave Inc. CL A      165,938
 11,000     Frontier Corp.                    346,500
 25,000     IWL Communications Inc..          220,312
 65,000     Mertocall Inc.                    394,063
 14,000     Nextell Communications Inc. CL    348,250
 30,000     Paging Network Inc.               420,000
  6,000     Sprint Corp.                      423,000
 10,000     World Communications Inc.         484,375
                                          -----------
                                            3,665,781
                                          -----------
            COMPUTER & RELATED (9.0%)
  5,000     Computer Associates Intl. Inc.    277,813
 35,000  *  Egghead Inc.                      295,312
 20,000     Electronics For Imaging           422,500
 13,000  *  Filenet Corp.                     375,375
 30,000     Macromedia Inc.                   560,625
 10,000     Metromedia Fiber Network Inc.     466,250
 13,700     Microstrategy Inc.                387,025
 10,000  *  Sunguard Data Systems Inc.        383,750
 25,000  *  System Software Assoc. Inc.       178,125
 15,000     Telxon Corp.                      485,625
                                          -----------
                                            3,832,400
                                          -----------
            CONSUMER PRODUCTS (0.8%)
 10,000     Fruit of the Loom Inc. CL A       331,875
                                          -----------

            DRUGS (0.8%)
  7,500     Alza Corp.                        324,375
                                          -----------

            ELECTRICAL EQUIPMENT (3.7%)
  4,000     General Electric                  364,000
  7,500     Intel Corp.                       555,938
 10,000     LG&E Energy Corp.                 270,625
 11,000     Montana Power Co.                 382,250
                                          -----------
                                            1,572,813
                                          -----------
            FINANCIAL SERVICES (3.8%)
  9,000     Bear Stearns Companies Inc.       511,875
  5,000     Finova Group Inc.                 283,125
 25,000     Golden State Bancorp              132,812
 15,000     Richmond County Finl. Corp.       280,313
 25,000     Southern Pacific Funding Corp.    392,188
                                          -----------
                                            1,600,313
                                          -----------
            FOOD & RELATED (1.4%)
 60,000     Zapata Corp.                      592,500
                                          -----------

                                                  MARKET
 SHARES              COMMON STOCK                  VALUE
-----------------------------------------------------------
             HOTEL/LODGING (1.0%)
   50,000    Canadian Hotel Inc.                  $408,015
                                               -----------

             HOUSING, FURNITURE & RELATED (2.4%)
   16,000    Oakwood Homes                         480,000
   30,000    Shaw Industries Inc.                  528,750
                                               -----------
                                                 1,008,750
                                               -----------
             INDUSTRIAL SERVICES (3.4%)
   20,000    Cendant Corp.                         417,500
   12,000    Simpson Mfg. Co. Inc.                 463,500
   12,500  * Walter Industry Inc.                  236,719
   10,000    Waste Management Inc.                 350,000
                                               -----------
                                                 1,467,719
                                               -----------
             INSURANCE SERVICES (2.1%)
    5,000    American General Corp.                355,938
    8,500    United Healthcare Corp.               539,750
                                               -----------
                                                   895,688
                                               -----------
             MEDIA & PUBLISHING (7.5%)
   25,000    Century Communications CL A           468,750
   15,000    Comcast Corp. Special CL A            608,907
   15,000    Cox Communications Inc. CL A          726,563
   17,500    Mediaone Group Inc.                   768,905
   16,500    Tele Communications TCI Group         634,219
                                               -----------
                                                 3,207,344
                                               -----------
             MEDICAL & RELATED (8.3%)
   20,000  * Beverly Enterprises                   276,250
   19,200    Dusa Pharmaceuticals                  130,800
    8,000    Incyte Pharmaceuticals Inc.           273,000
   30,000  * Millennium Pharmaceuticals            423,750
   35,000  * Molecular Biosystems Inc.             251,563
   14,000    Ocular Sciences Inc.                  455,000
   22,000    Phycor Inc.                           364,375
   30,000    Sabratek Corp.                        682,500
   20,000    Sunrise Assisted Living Inc.          687,500
                                               -----------
                                                 3,544,738
                                               -----------
             METALS AND MINING (1.6%)
   22,500    Barrick Gold Corp.                    431,719
   20,000    Euro-Nevada Mining Corp.              272,688
                                               -----------
                                                   704,407
                                               -----------
             NETWORKING PRODUCTS (4.7%)
    7,000    Ascend Communications Inc.            346,938
   20,000    Concord Communications Inc.           511,250
   23,000    Fore Systems Inc.                     609,500
   18,500    Xylan Corp.                           551,531
                                               -----------
                                                 2,019,219
                                               -----------
             NUTRITION PRODUCTS (0.6%)
   18,000    Omerga Protein Corp.                  276,750
                                               -----------

             OIL, ENERGY & NATURAL GAS (5.6%)
   14,000    BJ Services Co.                       406,875
  100,000  * Bonus Resource Service Corp.          261,810
    9,000    Burlington Resources Inc.             387,563
    5,500    EVI Weatherford Inc.                  204,188
   15,000    Input/Output Inc.                     267,187
   11,500    Pioneer Natural Resources Inc.        274,562
   10,000    Southern Union Co.                    322,500
    8,000    William Companies, Inc.               270,000
                                               -----------
                                                 2,394,685
                                               -----------

                                                (continued)

OHIO NATIONAL FUND, INC.
GROWTH AND INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                                         JUNE 30, 1998 (UNAUDITED)

                                              MARKET
 SHARES              COMMON STOCK              VALUE
------------------------------------------------------
            REAL ESTATE AND LEASING (2.0%)
 25,100     Capital Automotive Real Estate   $356,106
 50,000     Equity One Inc.                   512,500
                                          -----------
                                              868,606
                                          -----------
            RETAIL (8.2%)
  9,000     BJ's Wholesale Club Inc.          365,625
 16,000     Compusa Inc.                      289,000
  8,500     Dayton-Hudson Corp.               412,250
 18,300  *  Dress Barn Inc.                   455,212
 35,000     Genesis Direct Inc.               389,375
 25,000     Kmart Corp.                       481,250
 10,000     Nike Inc. CL B                    486,875
 30,000     Petsmart Inc.                     300,000
 12,500     Pier 1 Imports Inc.               298,437
                                          -----------
                                            3,478,024
                                          -----------
            TRANSPORTATION (1.2%)
  6,600  *  Genesee & Wyoming Inc. CL A       125,400
  7,500     Kansas City Southern Ind. Inc.    372,187
                                          -----------
                                              497,587
                                          -----------
            UTILITIES (0.0%)
      1     US West Inc.                           35
                                          -----------

            TOTAL COMMON STOCK
               (82.2%) (Cost $34,074,121) $35,033,280
                                          -----------

                                               MARKET
 SHARES             PREFERRED STOCK            VALUE
------------------------------------------------------
            AEROSPACE (0.1%)
  1,500     Trans World Airlines 8% Conv.     $58,875
                                          -----------

            COMMUNICATIONS (1.2%)
 22,000     Cellnet Data Systems Conv.        511,500
                                          -----------

            FOOD AND RELATED (0.6%)
  5,000     Suiza Foods Corp. Conv.           248,750
                                          -----------

            ELECTRICAL EQUIPMENT (0.8%)
  7,500     Pioneer Standard Electric Conv.   332,813
                                          -----------

            FINANCIAL SERVICES (1.0%)
  5,000     Fleetwood Capital Trust 6%        267,500
  5,100     United Cos. Financial Corp.       163,200
                                          -----------
                                              430,700
                                          -----------
            INDUSTRIAL SERVICES (0.6%)
  9,000     Times Mirror Co. 4.25%            254,250
                                          -----------

            HOTEL/LODING (0.8%)
  7,500     Servico Inc. 7% Conv.             352,500
                                          -----------

            METALS AND MINING (0.7%)
 15,000     Freeport McMoran Cooper Gold      292,500
                                          -----------

                                               MARKET
 SHARES             PREFERRED STOCK            VALUE
----------------------------------------------------------
             TRANSPORTATION & EQUIPMENT (0.3%)
    3,500    TWA  Series A 8.000% Conv.           $137,375
                                               -----------

             TOTAL PREFERRED STOCK
                (6.1%)  (COST $2,609,260)       $2,619,263
                                               -----------

   FACE                                         MARKET
  AMOUNT         CONVERTIBLE DEBENTURES          VALUE
----------------------------------------------------------
             COMMUNICATIONS (0.9%)
 $450,000    Tele-Communications Intl.
               4.500%  02-15-06                   $404,438
                                               -----------

             COMPUTER AND RELATED (2.0%)
  350,000    Activision Inc.
               6.750%  08-15-04                    301,000
  700,000    System Software Associates
               7.000%  09-15-02                    573,125
                                               -----------
                                                   874,125
                                               -----------
             INDUSTRIAL SERVICES (0.8%)
  100,000    Alternative Living Services
               5.250%  12-15-02                    110,875
  300,000    Key Energy Group 144A
               5.000%  09-15-04                    229,500
                                               -----------
                                                   340,375
                                               -----------
             MEDICAL AND RELATED (1.9%)
  100,000    American Retirement Corp.
               5.750%  10-01-02                     95,000
  125,000    Assisted Living Concepts
               6.000%  11-01-02                    130,781
  600,000    Sabratek Corp.
               6.000%  04-15-05                    572,250
                                               -----------
                                                   798,031
                                               -----------
             TRANSPORTATION AND EQUIPMENT (0.8%)
  400,000    Halter Marine Inc.
               4.500%  09-15-04                    324,500
                                               -----------

             TOTAL CONVERTIBLE DEBENTURES
               (6.4%)  (COST $2,769,562)        $2,741,469
                                               -----------

   FACE                                         MARKET
  AMOUNT          REPURCHASE AGREEMENTS          VALUE
----------------------------------------------------------
             FINANCIAL (5.8%)
$2,458,000   Star Bank 5.200%, Due 07-01-98
               repurchase price $2,458,355
               collateralized by GNMA certificates
               pool # 8375
               due 02-20-24 (cost $2,458,000    $2,458,000
                                               -----------
             TOTAL REPURCHASE AGREEMENTS
               (5.8%)  (COST $2,458,000)        $2,458,000
                                               -----------

             TOTAL HOLDINGS
                (COST $41,910,943)(A)          $42,852,012
                                               ============


* Non-income producing securities.
(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                             JUNE 30, 1998 (UNAUDITED)

Assets:
 Investments in securities at market value
  (note 1) (cost $41,910,943) ..........................................    $42,852,012
 Cash in bank ..........................................................            707
 Receivable for fund shares sold .......................................        276,487
 Receivable for securities sold ........................................      1,405,851
 Dividends and accrued interest receivable .............................         78,499
 Other .................................................................          9,444
                                                                            -----------
  Total assets .........................................................     44,623,000
                                                                            -----------

Liabilities:
 Payable for securities purchased ......................................      1,948,648
 Payable for investment management services
  (note 3) .............................................................         27,934
 Other accrued expenses ................................................          1,807
                                                                            -----------

  Total liabilities ....................................................      1,978,389
                                                                            -----------

Net assets at market value .............................................    $42,644,611
                                                                            ===========

Net assets consist of:
 Par value, $1 per share ...............................................     $3,146,894
 Paid-in capital in excess of par value ................................     37,248,996
 Accumulated undistributed net realized gain on
  investments ..........................................................      1,300,043
 Net unrealized appreciation on investments (note 1) ...................        941,069
 Undistributed net investment income ...................................          7,609
                                                                            -----------

Net assets at market value .............................................    $42,644,611
                                                                            ===========

Shares outstanding (note 4) ............................................      3,146,894

Net asset value per share ..............................................         $13.55
                                                                            ===========

STATEMENT OF OPERATIONS
                                         FOR SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

Investment income:
 Interest ..............................................................       $122,220
 Dividends .............................................................        161,230
                                                                            -----------

  Total investment income ..............................................        283,450
                                                                            -----------

Expenses:
 Management fees (note 3) ..............................................        133,783
 Custodian fees (note 3) ...............................................          3,182
 Directors' fees (note 3) ..............................................            165
 Professional fees .....................................................            302
 Accounting and transfer agent fees ....................................          3,991
 Filing fees ...........................................................            197
 Printing, proxy and postage fees ......................................            538
 Other .................................................................            215
                                                                            -----------

  Total expenses .......................................................        142,373
                                                                            -----------

  Net investment income ................................................       $141,077
                                                                            -----------

Realized and unrealized gain (loss) on investments:
 Net realized gain from investments ....................................     $1,301,479
 Net decrease in unrealized appreciation on
  investments ..........................................................       (174,425)
                                                                            -----------

   Net gain on investments .............................................      1,127,054
                                                                            -----------

   Net increase in net assets from operations ..........................     $1,268,131
                                                                            ===========






   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                         Six Months Ended         1-3-97
                                                                             6-30-98                to
                                                                           (Unaudited)           12-31-97
                                                                          --------------     --------------
From operations:
      Net investment income ..........................................          $141,077            $83,786
      Realized income on investments .................................         1,301,479            879,953
      Unrealized gain (loss) on investments ..........................          (174,425)         1,115,494
                                                                          --------------     --------------
       Net increase in assets from operations ........................         1,268,131          2,079,233
                                                                          --------------     --------------

Dividends and distributions to shareholders:
      Dividends paid from net investment income ......................          (133,289)           (83,966)
      Capital gains distributions ....................................                 0           (881,389)
                                                                          --------------     --------------
       Total dividends and distributions .............................          (133,289)          (965,355)
                                                                          --------------     --------------

From capital share transactions (note 4):
      Received from shares sold ......................................        24,414,075         17,263,935
      Received from dividends reinvested .............................           133,289            965,355
      Paid for shares redeemed .......................................        (1,743,875)          (636,888)
                                                                          --------------     --------------
       Increase in net assets derived from capital share transactions         22,803,489         17,592,402
                                                                          --------------     --------------

         Increase in net assets ......................................        23,938,331         18,706,280

Net Assets:
      Beginning of period ............................................        18,706,280                  0
                                                                          --------------     --------------

      End of period (a) ..............................................       $42,644,611        $18,706,280
                                                                          ==============     ==============

(a) Includes undistributed net investment income (loss) of ...........            $7,609              ($180)
                                                                          ==============     ==============

Financial Highlights
                                                                         Six Months Ended           1-3-97
                                                                             6-30-98                  to
                                                                           (Unaudited)             12-31-97
                                                                          --------------         --------------
Per share data:
Net asset value, beginning of period .................................            $12.85                 $10.00
Income from investment operations:
      Net investment income ..........................................              0.06                   0.11
      Net realized and unrealized gain on investments ................              0.69                   3.52
                                                                          --------------         --------------
       Total income from investment operations .......................              0.75                   3.63
                                                                          --------------         --------------
Less distributions:
      Dividends from net investment income ...........................             (0.05)                 (0.11)
      Distributions from net realized capital gains ..................              0.00                  (0.67)
                                                                          --------------         --------------
       Total distributions ...........................................             (0.05)                 (0.78)
                                                                          --------------         --------------
Net asset value, end of period .......................................            $13.55                 $12.85
                                                                          ==============         ==============

Total return .........................................................              5.82%(b)              36.58%

Ratios and supplemental data:
      Ratio of expenses to average net assets ........................              0.91%(a)               0.95%
      Ratio of net investment income to average net assets ...........              0.90%(a)               1.04%
Portfolio turnover rate ..............................................               136%                   185%
Average commission rate (c) ..........................................             $0.06                  $0.06

Net assets at end of period (millions) ...............................             $42.6                  $18.7

(a)  Annualized
(b)  Calculated on an aggregate basis (not annualized)
(c)  Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold by the portfolio.

   The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX PORTFOLIO
OHIO NATIONAL FUND, INC.

OBJECTIVE

The S&P 500 Index Portfolio seeks total return approximating that of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

PERFORMANCE AS OF JUNE 30, 1998
TOTAL RETURN:
One-year                      28.75%
Since inception (1/3/97)      34.25%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS
The S&P 500 Index Portfolio began on January 3, 1997 with a few simple but critical goals: hold down expenses to enhance returns; invest new cash quickly; and match the S&P 500 Index returns. Outperforming the actual index is a difficult goal because funds incur operating expenses that an index does not.
   From January 3, 1997 through December 31, 1997 the S&P 500 Index, with dividends reinvested, rose 31.85%. The Ohio National S&P 500 Index Portfolio rose 31.75 percent after expenses during that time period, nearly matching the expense-free index. And the Dow Jones Industrial Average was up 23.11 percent. Assets grew throughout 1997 from an initial $4 million to $20.4 million at year-end.
   1997's good performance was rewarded during the first half of 1998 with increased growth of the fund. New investments in the fund averaged over $1 million per week for the first six months, as the fund balance grew from $20.4 million at 12/31/97 to over $54 million at 6/30/98.
   The markets have been strong in the first half of 1998. Through mid-year, the Dow Jones Industrial Average, with dividends reinvested, was up 14.4 percent. The S&P 500 Index, with dividends reinvested, was up 17.71 percent. And the Ohio National S&P 500 Index Portfolio was up, after expenses, 17.84 percent, outperforming the actual index by 13 basis points. We expect the portfolio to continue to track the S&P 500 Index, with low expenses and minimal volatility between the monthly returns of the Index and the portfolio.

CHANGE IN VALUE OF $10,000 INVESTMENT

                     S&P Index Portfolio
             (Commenced operations January 3, 1997             S&P 500 Index
             -------------------------------------             -------------
    Date                    Value                                 Value
    ----                    -----                                 -----
  12/31/96               $10,000.00                            $10,000.00
  12/31/97               $13,174.57                            $13,335.95
   6/30/98               $15,524.91                            $15,697.74

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

TOP 10 HOLDINGS AS OF JUNE 30, 1998
                                               % of Portfolio
1.  S&P 500 Depository Shares                       3.14
2.  Johnson & Johnson                               2.53
3.  Chase Manhattan Corp                            2.60
4.  Merck & Co Inc                                  1.96
5.  Royal Dutch Pete Co                             1.56
6.  Coca-Cola Co                                    1.78
7.  Microsoft Corp                                  1.49
8.  American International Group Inc                1.38
9.  Cisco Systems Inc                               1.90
10. Exxon Corp                                      1.56

TOP 5 INDUSTRIES AS OF JUNE 30, 1998
                                               % of Portfolio
Computer and Related                               7.44
Banking                                            5.31
Communications                                     5.25
Consumer Products                                  4.51
Oil, Energy & Natural Gas                          4.10

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS                                                                                    JUNE 30, 1998 (UNAUDITED)

                                                       MARKET
   SHARES                  COMMON STOCK                 VALUE
------------------------------------------------------------------
                AEROSPACE (1.1%)
      4,100     Allied Signal                         $181,938
      9,500     Boeing Co.                             423,344
                                                   -----------
                                                       605,282
                                                   -----------
                AUTOMOTIVE & RELATED (1.0%)
      5,100     Ford Motor Co.                         300,900
      3,500     General Motors Corp.                   233,844
                                                   -----------
                                                       534,744
                                                   -----------
                BANKING (5.3%)
      8,500     Banc One Corp.                         474,406
      8,800     BankBoston Corp.                       489,500
     19,000     Chase Manhattan                      1,434,500
      7,900     Fifth Third Bancorp                    497,700
                                                   -----------
                                                     2,896,106
                                                   -----------
                CHEMICALS (1.2%)
      8,500     Monsanto Corp.                         687,263
                                                   -----------

                COMMUNICATIONS (5.2%)
     12,000     AT&T Corp.                             685,500
      8,900  *  Airtouch Communications                520,094
     14,600     Ameritech Corp.                        655,175
      6,900     Motorola Corp.                         362,681
     15,900     SBC Communications Inc.                636,000
                                                   -----------
                                                     2,859,450
                                                   -----------
                COMPUTER & RELATED (7.3%)
     11,400  *  Cisco Systems                        1,049,513
     13,100     Compaq Computer                        371,712
      6,200     Hewlett-Packared                       371,225
      5,500     Intel Corp.                            407,688
      4,000     International Business Machines        459,250
      7,600  *  Microsoft Corp.                        823,650
     23,300  *  Oracle Corp.                           572,306
                                                   -----------
                                                     4,055,344
                                                   -----------
                CONSUMER PRODUCTS (4.4%)
     18,900     Johnson & Johnson                    1,393,875
      9,000     Philip Morris Co.                      354,375
      7,800     Procter & Gamble                       710,288
                                                   -----------
                                                     2,458,538
                                                   -----------
                DRUGS (3.4%)
      1,900  *  Amgen Corp.                            124,212
      8,100     Merck & Co.                          1,083,375
      7,200     Scheing-Plough                         659,700
                                                   -----------
                                                     1,867,287
                                                   -----------
                DURABLE GOODS (0.3%)
      2,600     Gillette Co.                           147,388
                                                   -----------

                ELECTRICAL EQUIPMENT (2.8%)
     13,000     Edison International                   384,313
      7,000     General Electric Co.                   637,000
      6,500     Honeywell Inc.                         543,156
                                                   -----------
                                                     1,564,469
                                                   -----------
                ENTERTAINMENT & LEISURE (0.9%)
      4,800     Walt Disney                            504,300
                                                   -----------


                                                               MARKET
      SHARES                  COMMON STOCK                     VALUE
  ---------------------------------------------------------------------
                 FINANCIAL SERVICES (2.0%)
       4,800     American Express                             $547,200
       1,074     Associates First Capital Corp. CL A            82,564
       8,200     Federal National Mtg. Assoc.                  498,150
                                                           -----------
                                                             1,127,914
                                                           -----------
                 FOOD & RELATED (3.4%)
       6,100     Campbell Soup                                 377,187
       8,800     Coca-Cola                                     983,250
       2,600     Intl. Flavors & Fragrances Inc.               125,969
       3,800     Sara Lee Corp.                                363,594
                                                           -----------
                                                             1,850,000
                                                           -----------
                 FORESTRY & PAPER PRODUCTS (0.3%)
       3,700     Weyerhaeuser                                  170,894
                                                           -----------

                 INSURANCE SERVICES (1.4%)
       5,200     American Intl. Group                          759,200
                                                           -----------

                 MACHINERY (0.8%)
       4,100     Caterpillar Inc.                              216,788
       3,600     Tyco International Ltd.                       226,800
                                                           -----------
                                                               443,588
                                                           -----------
                 MEDICAL & RELATED (0.7%)
       4,400  *  Boston Scientific                             315,150
         900     United Healthcare                              57,150
                                                           -----------
                                                               372,300
                                                           -----------
                 OIL, ENERGY & NATURAL GAS (4.1%)
      12,100     Exxon                                         862,881
      15,700     Royal Dutch Petroleum                         860,556
       3,300     Schlumberger Ltd.                             225,431
       8,400     USX-Marathon Group                            288,223
                                                           -----------
                                                             2,237,091
                                                           -----------
                 RESTAURANTS (0.4%)
       2,900     McDonald's Corp.                              200,100
                                                           -----------

                 RETAIL (2.3%)
       9,600     Dayton Hudson Corp.                           465,600
       6,000     Home Depot Inc.                               498,375
       5,300     Wal-Mart Stores Inc.                          321,975
                                                           -----------
                                                             1,285,950
                                                           -----------
                 TRANSPORTATION & EQUIPMENT (0.3%)
       3,400     Norfolk Southern Corp.                        101,362
       1,400     Union Pacific Corp.                            61,775
                                                           -----------
                                                               163,137
                                                           -----------
                 UTILITIES (0.7%)
       6,200     Duke Energy Corp.                             367,350
                                                           -----------

                 TOTAL COMMON STOCKS
                  (49.3%) (COST $24,108,046)               $27,157,695
                                                           -----------

                                                             MARKET
   SHARES                   DEPOSITORY SHARES                 VALUE
  ---------------------------------------------------------------------
                 FINANCIAL (3.1%)
      15,300     S&P 500 Depository Shares                  $1,733,681
                                                           -----------

                 TOTAL DEPOSITORY SHARES
                   (3.1%)  (COST $1,707,949)                $1,733,681
                                                           -----------

                                                            (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                                                                    JUNE 30, 1998 (UNAUDITED)
    FACE                                             MARKET
   AMOUNT                SHORT-TERM NOTES             VALUE
------------------------------------------------------------------
                AUTOMOTIVE AND RELATED (5.5%)
   $960,000     Ford Motor
                   5.530%  07-23-98                   $956,756
  2,080,000     GM Acceptance Corp.
                   5.630%  07-14-98                  2,075,771
                                                   -----------
                                                     3,032,527
                                                   -----------
                COMMUNICATIONS (3.8%)
  2,108,000     GTE Corp.
                   5.630%  07-08-98                  2,105,692
                                                   -----------

                COMPUTERS AND RELATED (1.9%)
  1,046,000     IBM Corp.
                   5.560%  07-09-98                  1,044,708
                                                   -----------

                FINANCIAL (17.7%)
  1,759,000     American Express Credit Corp.
                   5.510%  07-07-98                  1,757,385
  1,500,000     American General Corp.
                   5.480%  07-01-98                  1,500,000
  1,250,000     Associates Corp.
                   5.530%  07-24-98                  1,245,584
    994,000     BAT Capital Corp.
                   5.630%  07-01-98                    994,000
    743,000     BAT Capital Corp.
                   5.750%  07-13-98                    741,576
    823,000     Beneficial
                   5.520%  07-06-98                    822,369
    468,000     CIT Group Holding
                   5.540%  07-31-98                    465,839
    254,000     General Electric Capital Corp.
                   5.540%  07-29-98                    252,905
  1,000,000     General Electric Capital Corp.
                   5.550%  07-30-98                    995,529
  1,000,000     Household Finance
                   5.530%  07-27-98                    996,006
                                                   -----------
                                                     9,771,193
                                                   -----------


    FACE                                                    MARKET
   AMOUNT                   SHORT-TERM NOTES                 VALUE
----------------------------------------------------------------------
                 INSURANCE (5.3%)
  $2,064,000     AETNA Services
                    5.560%  07-10-98                        $2,061,131
     840,000     Prudential Funding
                    5.530%  07-15-98                           838,194
                                                           -----------
                                                             2,899,325
                                                           -----------
                 OIL, ENERGY AND NATURAL GAS (3.5%)
   1,948,000     Dixie Pipeline
                    5.530%  07-16-98                         1,943,511
                                                           -----------

                 SERVICES (3.9%)
   2,164,000     Hertz Corp.
                    5.550%  07-02-98                         2,163,666
                                                           -----------

                 UTILITIES (3.8%)
   2,100,000     New England Electric
                    5.54%  07-28-98                          2,091,276
                                                           -----------

                 TOTAL SHORT-TERM NOTES
                   (45.4%) (COST $25,051,898)              $25,051,898
                                                           -----------

                 TOTAL HOLDINGS
                   (COST $50,867,893) (A)                  $53,943,274
                                                           ===========

* Non-income producing securities.
(a) Also represents cost for Federal income tax purposes.


   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                      JUNE 30, 1998 (UNAUDITED)

Assets:
   Investments in securities at market value
    (note 1) (cost $50,867,893) ......................................       $53,943,274
   Cash in bank ......................................................               468
   Receivable for fund shares sold ...................................           289,956
   Receivable from brokers (note 1) ..................................         1,200,896
   Dividends and accrued interest receivable .........................            29,769
   Other .............................................................             7,545
                                                                          --------------

    Total assets .....................................................        55,471,908
                                                                          --------------

Liabilities:
   Payable for investment management services
    (note 3) .........................................................            16,751
   Payable for securities purchased ..................................           317,415
   Other accrued expenses ............................................             1,542
                                                                          --------------

    Total liabilities ................................................           335,708
                                                                          --------------

Net assets at market value ...........................................       $55,136,200
                                                                          ==============

Net assets consist of:
   Par value, $1 per share ...........................................        $4,037,119
   Paid-in capital in excess of par value ............................        45,521,432
   Accumulated undistributed net realized gain on:
    Investments ......................................................            20,730
    Futures contracts ................................................         1,574,237
   Net unrealized appreciation on:
    Investments (note 1) .............................................         3,075,381
    Futures contracts (note 1) .......................................           896,388
   Undistributed net investment income ...............................            10,913
                                                                          --------------

Net assets at market value ...........................................       $55,136,200
                                                                          ==============

Shares outstanding (note 4) ..........................................         4,037,119

Net asset value per share ............................................            $13.66
                                                                          ==============

STATEMENT OF OPERATIONS
                          FOR SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

Investment income:
 Interest ............................................................          $507,383
 Dividends ...........................................................           134,115
                                                                          --------------

  Total investment income ............................................           641,498
                                                                          --------------

Expenses:
 Management fees (note 3) ............................................            75,092
 Custodian fees (note 3) .............................................             2,976
 Directors' fees (note 3) ............................................               176
 Professional fees ...................................................               243
 Accounting and transfer agent fees ..................................             5,265
 Filing fees .........................................................               244
 Printing, proxy and postage fees ....................................             1,001
 Other ...............................................................                54
                                                                          --------------

  Total expenses .....................................................            85,051
                                                                          --------------

  Net investment income ..............................................          $556,447
                                                                          --------------

Realized and unrealized gain on investments and future contracts:
  Net realized gain from:
   Investments .......................................................          $128,805
   Futures contracts .................................................         1,574,237
  Net increase in unrealized appreciation on:
   Investments .......................................................         2,845,663
   Futures contracts .................................................           787,063
                                                                          --------------

   Net gain on investments ...........................................         5,335,768
                                                                          --------------

   Net increase in net assets from operations ........................        $5,892,215
                                                                          ==============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
                                                                          Six Months Ended      1-3-97 to
                                                                         6-30-98 (Unaudited)    12-31-97
                                                                          --------------     --------------
From operations:
    Net investment income ............................................          $556,447           $617,994
    Realized gain on investments and futures contracts ...............         1,703,042          1,486,912
    Unrealized gain on investments and futures contracts .............         3,632,726            339,043
                                                                          --------------     --------------
     Net increase in assets from operations ..........................         5,892,215          2,443,949
                                                                          --------------     --------------

Dividends and distributions to shareholders:
    Dividends paid from net investment income ........................          (550,347)          (613,181)
    Capital gains distributions ......................................                 0         (1,486,912)
    Capital gains distributions in excess of realized gains ..........                 0           (108,075)
                                                                          --------------     --------------
     Total dividends and distributions ...............................          (550,347)        (2,208,168)
                                                                          --------------     --------------

From capital share transactions (note 4):
    Received from shares sold ........................................        28,638,622         20,644,767
    Received from dividends reinvested ...............................           550,347          2,208,168
    Paid for shares redeemed .........................................        (1,466,977)        (1,016,376)
                                                                          --------------     --------------
     Increase in net assets derived from capital share transactions ..        27,721,992         21,836,559
                                                                          --------------     --------------

       Increase in net assets ........................................        33,063,860         22,072,340

Net Assets:
    Beginning of period ..............................................        22,072,340                  0
                                                                          --------------     --------------

    End of period (a) ................................................       $55,136,200        $22,072,340
                                                                          ==============     ==============

(a)  Includes undistributed net investment income of .................           $10,913             $4,813
                                                                          ==============     ==============

FINANCIAL HIGHLIGHTS
                                                                          Six Months Ended      1-3-97 to
                                                                         6-30-98 (Unaudited)    12-31-97
                                                                          --------------     --------------
Per share data:
Net asset value, beginning of period .................................            $11.73             $10.00
Income from investment operations:
    Net investment income ............................................              0.19               0.45
    Net realized and unrealized gain on investments ..................              1.90               2.70
                                                                          --------------     --------------
     Total income from investment operations .........................              2.09               3.15
                                                                          --------------     --------------
Less distributions:
    Dividends from net investment income .............................             (0.16)             (0.45)
    Distributions from net realized capital gains ....................              0.00              (0.91)
    Distributions from excess realized capital gains .................              0.00              (0.06)
                                                                          --------------     --------------
      Total distributions ............................................             (0.16)             (1.42)
                                                                          --------------     --------------

Net asset value, end of period .......................................            $13.66             $11.73
                                                                          ==============     ==============

Total return .........................................................             17.84%(b)          31.75%

Ratios and supplemental data:
    Ratio of expenses to average net assets ..........................              0.45%(a)           0.52%
    Ratio of net investment income to average net assets .............              2.96%(a)           5.29%
Portfolio turnover rate ..............................................                81%               445%
Average commission rate (c) ..........................................             $0.05              $0.04

Net assets at end of period (millions) ...............................             $55.1              $22.1







(a)  Annualized
(b)  Calculated on an aggregate basis (not annualized)
(c)  Represents the total dollar amount of commission paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged. The accompanying notes are an integral part of these financial statements.

   The accompanying notes are an integral part of these financial statements.

SOCIAL AWARENESS PORTFOLIO
OHIO NATIONAL FUND, INC.

OBJECTIVE
The objective of the Social Awareness Portfolio is to provide long-term growth of capital by investing primarily in the common stocks and other equity securities of companies that, in the Adviser's opinion, conduct their business in a way that enhances society's quality of life. The portfolio's social concern criteria will necessarily limit the universe of securities that may be selected for this portfolio. However, the Adviser believes the portfolio's objective of long-term capital growth can be achieved despite this limitation.

PERFORMANCE AS OF JUNE 30, 1998

TOTAL RETURN:
One-year                      10.08%
Since inception (1/3/97)      15.89%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS
As expected, markets continued to exhibit volatility during the first half of 1998. The Social Awareness Portfolio had strong contributions from the Consumer Staples and Health Care sectors. Unfortunately, they were more than offset by a number of earnings disappointments and the portfolio's overweighting in energy companies.
   We continue to believe that an overweighting in the energy sector is appropriate. Commodity prices have declined sharply this year, due to supply/demand imbalance resulting from a reduction in Asian demand, a mild winter and resumption of Iraqi exports. However, we would note production decline rates from existing fields are accelerating and low oil prices are exerting budgetary pressures on oil exporters. This has led to announced production cuts from major OPEC and non-OPEC producers. Additionally, several oil producing regions are experiencing political turmoil and weather patterns could return to normal. We feel that at current valuation levels, energy stocks could be one of the best sector opportunities of this decade, along with banking in 1990 and pharmaceuticals in 1993.
   Although disappointed with near-term results, we are encouraged with the opportunities which are now presenting themselves. Cash reserves are nearing fully invested levels. We feel the companies in the Social Awareness Portfolio have favorable risk-reward characteristics and are positioned well for the future.

CHANGE IN VALUE OF $10,000 INVESTMENT

                 Social Awareness Portfolio
             (commenced operations January 3, 1997          Russell 2000 Index
             -------------------------------------          ------------------
    Date                    Value                                 Value
    ----                    -----                                 -----
  12/31/96               $10,000.00                            $10,000.00
  12/31/97               $12,562.91                            $12,226.69
   6/30/98               $12,462.41                            $12,871.04

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

TOP 10 STOCKS AS OF JUNE 30, 1998
                                         % of Portfolio
1.  Recycling Industries                       4.06
2.  3COMM                                      3.15
3.  Louis Dreyfus Natural Gas                  2.83
4.  Sante Fe Energy Resources                  2.76
5.  Thronburg Mortgage Asset                   2.75
6.  R & B Falcon Corp                          2.63
7.  Tupperware                                 2.57
8.  Heilig-Meyers Co                           2.48
9.  Alternative Resource                       2.46
10. Belco Oil & Gas Corp                       2.45

TOP 5 INDUSTRIES AS OF JUNE 30, 1998

                                         % of Portfolio
Energy                                        18.43
Consumer Cyclical                             17.44
Capital Goods                                 13.03
Technology                                    10.31
Basic Materials                                9.53

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

SCHEDULE OF INVESTMENTS                                                                                    JUNE 30, 1998 (UNAUDITED)
                                                           MARKET
   SHARES                       COMMON STOCK                VALUE
-------------------------------------------------------------------
                  BANKING (1.6%)
      9,400   *   Telebanc Financial                      $131,600
                                                       -----------

                  BUSINESS SERVICES (11.0%)
     16,100   *   Alternative Resources                    199,238
     15,800   *   LoJack Corp.                             196,512
      6,800       Manpower                                 195,075
     16,500       Source Information Mgt. Co.              102,094
     10,700       Reynolds & Reynolds                      194,606
                                                       -----------
                                                           887,525
                                                       -----------
                  CHEMICALS (2.3%)
      4,600       Hercules Inc.                            189,175
                                                       -----------

                  COMMUNICATIONS (5.4%)
      8,300   *   3Comm                                    254,706
     10,100   *   Andrew Corp.                             182,431
                                                       -----------
                                                           437,137
                                                       -----------
                  COMPUTER & RELATED (2.5%)
      9,200   *   Mapinfo                                   98,900
      5,500   *   Rand A Technology Can Mutual Fund        100,983
                                                       -----------
                                                           199,883
                                                       -----------
                  CONSUMER PRODUCTS (4.7%)
      5,200   *   Sola International                       169,975
      7,400       Tupperware                               208,125
                                                       -----------
                                                           378,100
                                                       -----------
                  DRUGS (2.3%)
      6,100       Mylan Laboratories                       183,381
                                                       -----------

                  DURABLE GOODS (1.4%)
      3,000       Polaris Industries                       112,875
                                                       -----------

                  ELECTRICAL EQUIPMENT (4.8%)
      4,500   *   Advanced Lighting                        104,625
      9,000   *   Anixter International                    171,563
     12,500       BMC Industries                           109,375
                                                       -----------
                                                           385,563
                                                       -----------
                  ENTERTAINMENT AND LEISURE (1.4%)
     12,600   *   Livent Inc.                              110,250
                                                        -----------

                  FINANCIAL SERVICES (2.7%)
     18,300       Thronburg Mortgage Asset                 223,031
                                                       -----------

                  FOOD AND RELATED (1.2%)
      4,300   *   Specialty Equipment                       97,288
                                                       -----------

                  FORESTRY & PAPER PRODUCTS (2.4%)
      5,600       Boise Cascade                            196,500
                                                       -----------

                  HOTEL/LODGING (1.1%)
      5,600   *   Guest Supply                              93,800
                                                       -----------

                  HOUSING, FURNITURE & RELATED (2.3%)
     10,000       Clayton Homes Inc.                       190,000
                                                       -----------

                  INSURANCE SERVICES (0.6%)
      1,300       Blanch EW                                 47,775
                                                       -----------

                                                           MARKET
   SHARES                       COMMON STOCK                VALUE
-------------------------------------------------------------------
             INDUSTRIAL SERVICES (8.2%)
   5,800     Imco Recycling                                $107,300
  30,000  *  Medar Inc.                                      63,750
   6,000     Millipore Corp.                                163,500
  56,000  *  Recycling Industries                           329,000
                                                        -----------
                                                            663,550
                                                        -----------
             MEDICAL & RELATED (5.9%)
   6,510  *  Foundation Health                              171,701
   7,000  *  Quorum Health                                  185,500
   8,600  *  Stericycle Inc.                                124,700
                                                        -----------
                                                            481,901
                                                        -----------
             METALS & MINING (4.7%)
  12,300     Worthington Industries                         185,269
   5,200  *  Wolverine Tube Inc.                            197,600
                                                        -----------
                                                            382,869
                                                        -----------
             OIL, ENERGY & NATURAL GAS (18.4%)
  23,000  *  Belco Oil & Gas Corp.                          198,375
   3,400     Kerr Mc Gee                                    196,775
  12,100  *  Louis Dreyfus Natural Gas                      229,144
  13,500  *  Matrix Service Co.                              97,875
 100,500  *  Newstar Resources                              109,927
   9,400  *  R & B Flacon Corp.                             212,675
  20,800     Santa Fe Energy Resources                      223,600
   5,800  *  SEIM (Norex) Ind. Inc.                          99,325
  10,800     Wizer Oil Co.                                  119,475
                                                        -----------
                                                          1,487,171
                                                        -----------
             REAL ESTATE AND LEASING (1.3%)
   9,100     Bando McGlocklin Capital Corp.                 104,650
                                                        -----------

             RESTAURANTS (2.3%)
  11,700  *  Buffets                                        183,544
                                                        -----------

             RETAIL (2.5%)
  16,300     Helig-Meyers Co.                               200,694
                                                        -----------

             RETIREMENT AGED/CARE (1.2%)
   8,200  *  Capital Senior Living Corp.                     98,400
                                                        -----------

             TEXTILES AND RELATED (1.3%)
  18,200  *  Ridgeview Inc.                                 109,200
                                                        -----------

             TRANSPORTATION & EQUIPMENT (1.1%)
   2,600  *  Atlas Air Inc.                                  87,912
                                                        -----------

             TOTAL COMMON STOCK
               (94.6%)  (COST $8,020,578)                $7,663,774
                                                        -----------


                                                                MARKET
 SHARES                   PREFERRED STOCK                       VALUE
-----------------------------------------------------------------------
             METALS AND MINING (2.4%)
   9,000     Freeport McMoran Copper & Gold                   $190,688
                                                           -----------

             TOTAL PREFERRED STOCK
               (2.4%) (COST $228,841)                         $190,688
                                                           -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                                                                    JUNE 30, 1998 (UNAUDITED)

    FACE                                                   MARKET
   AMOUNT                 LONG-TERM BONDS & NOTES           VALUE
-----------------------------------------------------------------------

                  INDUSTRIAL SERVICES (0.3%)
    $25,000       Medar Inc. Sr. Sub. Notes
                     12.950% 06-30-05                      $22,850
                                                       -----------

                  TOTAL LONG-TERM BONDS & NOTES
                    (0.3%)  (COST $22,850)                 $22,850
                                                       -----------

                                                           MARKET
   SHARES                         WARRANTS                  VALUE
-----------------------------------------------------------------------
      5,000       Medar Inc. Warrants @ $6.86               $2,150
                                                       -----------

                  TOTAL WARRANTS
                    (0.0%)  (COST $2,150)                   $2,150
                                                       -----------



  FACE                                                          MARKET
 AMOUNT                  SHORT-TERM NOTES                       VALUE
-----------------------------------------------------------------------
             FINANCE (2.2%)
$180,000     American Express
                5.570%  07-01-98                             $180,000

             RETAIL (2.3%)
 106,000     Sears Roebuck
                5.700%  07-07-98                              105,899

             TOTAL SHORT-TERM NOTES
                (3.5%) (COST $285,899)                       $285,899

             TOTAL HOLDINGS
               (COST $8,560,318) (a)                       $8,165,361






   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                      JUNE 30, 1998 (UNAUDITED)

Assets:
 Investments in securities at market value
  (note 1) (cost $8,560,318) .........................................      $8,165,361
 Cash in bank ........................................................             810
 Receivable for fund shares sold .....................................          18,200
 Dividends and accrued interest receivable ...........................          10,193
 Other ...............................................................             709
                                                                          ------------

  Total assets .......................................................       8,195,273
                                                                          ------------

Liabilities:
 Payable for securities purchased ....................................          86,310
 Payable for fund shares purchased ...................................           3,169
 Payable for investment management services
  (note 3) ...........................................................           3,902
 Other accrued expenses ..............................................           4,058
                                                                          ------------

  Total liabilities ..................................................          97,439
                                                                          ------------

Net assets at market value ...........................................      $8,097,834
                                                                          ============

Net assets consist of:
 Par value, $1 per share .............................................        $717,671
 Paid-in capital in excess of par value ..............................       7,550,964
 Accumulated undistributed net realized gain on
  investments ........................................................         223,838
 Net unrealized depreciation on investments ..........................        (394,957)
 Undistributed net investment income .................................             318
                                                                          ------------

Net assets at market value ...........................................      $8,097,834
                                                                          ============

Shares outstanding (note 4) ..........................................         717,671

Net asset value per share ............................................          $11.28
                                                                          ============

STATEMENT OF OPERATIONS
                    FOR SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

Investment income:
 Interest ............................................................           $16,268
 Dividends ...........................................................            27,635
                                                                          --------------

  Total investment income ............................................            43,903
                                                                          --------------

Expenses:
 Management fees (note 3) ............................................            19,586
 Custodian fees (note 3) .............................................             3,593
 Accounting and transfer agent fees ..................................             2,829
 Other ...............................................................               174
                                                                          --------------

  Total expenses .....................................................            26,182
                                                                          --------------

  Net investment income ..............................................           $17,721
                                                                          --------------

Realized and unrealized gain (loss) on investments:
 Net realized gain from investments ..................................          $223,838
 Net increase in unrealized depreciation on
   investments .......................................................          (501,414)
                                                                          --------------

   Net loss on investments ...........................................          (277,576)
                                                                          --------------

   Net decrease in net assets from operations ........................         ($259,855)
                                                                          ==============




   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                    SIX MONTHS ENDED        1-3-97
                                                                        6-30-98               to
                                                                      (UNAUDITED)          12-31-97
                                                                     --------------     --------------
From operations:
  Net investment income .........................................           $17,721            $21,619
  Realized gain on investments ..................................           223,838            406,600
  Unrealized gain (loss) on investments .........................          (501,414)           106,457
                                                                     --------------     --------------
   Net increase (decrease) in assets from operations ............          (259,855)           534,676
                                                                     --------------     --------------

Dividends and distributions to shareholders:
  Dividends paid from net investment income .....................           (17,350)           (21,672)
  Capital gains distributions ...................................                 0           (406,600)
                                                                     --------------     --------------
   Total dividends and distributions ............................           (17,350)          (428,272)
                                                                     --------------     --------------

From capital share transactions (note 4):
  Received from shares sold .....................................         4,078,638          4,461,187
  Received from dividends reinvested ............................            17,350            428,272
  Paid for shares redeemed ......................................          (562,779)          (154,033)
                                                                     --------------     --------------
   Increase in net assets derived from capital share transactions         3,533,209          4,735,426
                                                                     --------------     --------------

     Increase in net assets .....................................         3,256,004          4,841,830

Net Assets:
  Beginning of period ...........................................         4,841,830                  0
                                                                     --------------     --------------

  End of period (a) .............................................        $8,097,834         $4,841,830
                                                                     ==============     ==============

(a)Includes undistributed net investment income (loss) of .......              $318               ($53)
                                                                     ==============     ==============

FINANCIAL HIGHLIGHTS
                                                                    SIX MONTHS ENDED          1-3-97
                                                                         6-30-98               to
                                                                       (UNAUDITED)          12-31-97
                                                                     --------------         --------------
Per share data:
Net asset value, beginning of period ............................            $11.40                 $10.00
Income from investment operations:
  Net investment income .........................................              0.03                   0.09
  Net realized and unrealized gain (loss) on investments ........             (0.12)                  2.47
                                                                     --------------         --------------
   Total income (loss) from investment operations ...............             (0.09)                  2.56
                                                                     --------------         --------------
Less distributions:
  Dividends from net investment income ..........................             (0.03)                 (0.07)
  Distributions from net realized capital gains .................              0.00                  (1.09)
                                                                     --------------         --------------
   Total distributions ..........................................             (0.03)                 (1.16)
                                                                     --------------         --------------

Net asset value, end of period ..................................            $11.28                 $11.40
                                                                     ==============         ==============

Total return ....................................................             (0.80%)(b)             25.63%

Ratios and supplemental data:
  Ratio of expenses to average net assets .......................              0.80%(a)               0.95%
  Ratio of net investment income to average net assets ..........              0.54%(a)               0.75%
Portfolio turnover rate .........................................                31%                    40%
Average commission rate (c) .....................................             $0.06                  $0.07

Net assets at end of period (millions) ..........................              $8.1                   $4.8







(a)  Annualized
(b)  Calculated on an aggregate basis (not annualized)
(c)  Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased

                             The accompanying notes are an integral part of these financial statements.

STRATEGIC INCOME PORTFOLIO
Ohio National Fund, Inc.

OBJECTIVE

The Strategic Income Portfolio seeks to generate high current income by investing at least 80 percent of its assets in income-producing securities, including at least 40 percent of assets in a core group of U.S. government and corporate fixed-income securities, and the remainder in other income-producing securities.

PERFORMANCE AS OF JUNE 30, 1998

TOTAL RETURN:

One-year       6.16%
Since inception (1/3/97) 6.19%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS

The Strategic Income Portfolio held true to its investment objective during the first half of the year, concentrating on maximum income generation versus total return. The REIT portion of the portfolio suffered significant price declines as investors exited the group in advance of proposed legislation to eliminate the advantages of the "Paired Share" structure enjoyed by a select few REIT's. These REIT's had been the industry leaders up to this point. As the economic recovery extends, more and more companies and even the U.S. government continue to pay down debt, leading to a constant search for suitable debt obligations for the portfolio. The portfolio continues to enjoy strong returns from the mortgage and mortgage- backed securities in the portfolio.



CHANGE IN VALUE OF $10,000 INVESTMENT

  Fund                                      12/31/96      12/31/97
  ----                                      --------      --------

 Strategic Income Portfolio                 $10,000      $10,902.43
 Lehman Bros. Govt/Corp. Bond Index-
 Intermediate                               $10,000      $10,777.43


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.


 TOP 10 BONDS AS OF JUNE 30, 1998

                                                                 % of Portfolio
1.   GNMA  7.00%  02/15/28                                           4.71
2.   FNMA  9.00% 04/01/16                                            4.65
3.   Occidental Petroleum 10.125% 09/15/09                           3.25
4.   Noble Affiliates Inc 8.00% 04/01/27                             2.90
5.   ABM-AMRO Bank N.V.  7.75%  05/15/23                             2.86
6.   NB Cap Trust 8.25%  4/15/27                                     2.84
7.   Zurich Cap Trust  8.376%  6/1/37                                2.81
8.   Lockheed Corp NT  7.875%  03/15/23                              2.72
9.   Merrill Lynch & Co 7.00%  04/27/08                              2.68
10.  Sears Roebuck Acceptance Global 7.00%  6/15/07                  2.65


TOP 5 HOLDING CATEGORIES AS OF JUNE 30, 1998
                                                                % of Portfolio
Corporate Bonds                                                      45.64
Government Bonds                                                     19.12
Real Estate                                                          16.34
Preferred Stock                                                      9.68
Common Stocks                                                        9.22

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

  FACE                                                          MARKET
 AMOUNT         LONG-TERM BONDS & NOTES                         VALUE
-------------------------------------------------------------------------------
           GOVERNMENT (18.7%)
$  100,000   FNMA  6.500%  04-18-25                           $99,891
   174,342   FNMA  9.000%  04-01-16                           184,258
    96,848   FNMA  7.000%  09-01-27                            98,330
    77,270   FNMA  7.500%  07-15-21                            78,646
    90,866   GNMA  7.500%  06-15-27                            93,464
   183,369   GNMA  7.000%  02-15-28                           186,464
                                                             --------
                                                              741,053
                                                             --------
             BANKING (7.9%)
   100,000   ABM-AMRO Bank N.V.
               7.750%  05-15-23                               113,345
    75,000   Banc One Corp.
               8.000%  04-29-27                                87,650
   100,000   Nations Bank Capital Trust
               8.250%  04-15-27                               112,527
                                                             --------
                                                              313,522
                                                             --------
             COMPUTER AND RELATED (2.0%)
   100,000   IBM Corp.
               6.500%  01-15-28                                80,619
                                                             --------

             CONSUMER PRODUCTS (2.6%)
    100,000   Phillip Morris Co.
               7.125%  08-15-02                                102,941

             FINANCIAL SERVICES (8.1%)
   100,000   Lehman Brothers Holdings
               7.125%  09-15-03                                104,059
   100,000   Merrill Lynch & Co.
               7.000%  04-27-08                                106,001
   100,000   Zurich Capital Trust
               8.376%  06-01-37                                111,417
                                                              --------
                                                               321,477
                                                              --------
             FORESTRY & PAPER PRODUCTS (0.8%)
    30,000   International Paper Co.
              7.625%  01-15-07                                  32,777
                                                              --------

             INDUSTRIAL SERVICES (3.4%)
    25,000   Fort James Corp. NT
               6.625%  09-15-04                                 25,461
   100,000   Lockheed Corp.
               7.875%  03-15-23                                107,525
                                                              --------
                                                               132,986
                                                              --------
             OIL, ENERGY & NATURAL GAS (8.7%)
   100,000   Noble Affiliates, Inc.
               8.000%  04-01-27                                114,857
   100,000   Occidental Petroleum
               10.125%  09-15-09                               128,529
    75,000   Transcanada Pipeline
               9.875%  01-01-21                                102,312
                                                              --------
                                                               345,698
                                                              --------
             REAL ESTATE & LEASING (2.5%)
    95,000   Meditrust NT
               7.600%  07-15-01                                 96,987
                                                              --------



   FACE                                                         MARKET
  AMOUNT             LONG-TERM BONDS & NOTES                    VALUE
-------------------------------------------------------------------------------
             RETAIL (4.7%)
   $75,000   JC Penney Inc.
               9.450%  07-15-02                               $79,751
   100,000   Sears Roebuck Acceptance
               7.000%  06-15-07                               105,108
                                                             --------
                                                              184,859
                                                             --------
             UTILITIES (4.0%)
   100,000   Duke Power Co.
               7.875%  05-01-24                               104,159
    50,000   GTE Corp.
               7.830%  05-01-23                                52,757
                                                             --------
                                                              156,916
                                                             --------
             TOTAL LONG-TERM BONDS & NOTES
               (63.4%)  (COST $2,453,115)                  $2,509,835
                                                           ----------

                                                             MARKET
  SHARES                  COMMON STOCK                       VALUE
--------------------------------------------------------------------------------
             BANKING (1.1%)
     1,000   Campass Bancshares Inc.                          $45,125
                                                             --------

             COMMUNICATIONS (1.1%)
     1,000   Ameritech Corp.                                   44,875
                                                             --------

             OIL, ENERGY, AND NATURAL GAS (0.7%)
     1,000   Occidental Pete. Corp.                            27,000
                                                             --------

             FINANCIAL SERVICES (0.1%)
       496  *Omega Worldwide Inc.                               3,751
                                                             --------
             Utilities (2.2%)
     1,000   Central & South West Corp.                        26,875
       500   DTE Energy                                        58,987
                                                             --------
                                                               85,862
                                                             --------
             TOTAL COMMON STOCK
               (5.2%)  (COST $210,653)                       $206,613
                                                             --------

                           REAL ESTATE                        MARKET
  SHARES                INVESTMENT TRUSTS                     VALUE
-------------------------------------------------------------------------------

     1,000   American Health Properties Inc.                  $25,000
     1,000   Capstead Mortgage Corp.                            8,375
     2,000   Dynex Cap Inc.                                    22,250
     1,375   Glimcher Realty Trust                             26,726
       603   Healthcare Realty Trust Inc.                      16,432
       190   Hospitality Properties Trust                       6,104
     2,700   IMPAC Mortgage Holdings                           42,019
     3,581   LTC Properties Inc.                               66,696
     2,500   National Health Investors Inc.                    82,812
     2,300   Omega Healthcare Investments                      80,788
       644   Pennsylvania Real Estate Inv.                     14,289
     3,400   Summit Properties Inc.                            64,387
     4,500   Thornburg Mtg. Asset Corp.                        54,844
     3,000   Town & Country Trust                              49,687
     5,811   Winston Hotels Inc.                               72,638
                                                             --------
                                                              633,047
                                                             --------
             TOTAL REAL ESTATE INVEST. TRUSTS
               (16.0%) (Cost $734,951)                       $633,047
                                                             --------


                                                           (continued)

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS

                      CLOSED-END                              MARKET
 SHARES          INVESTMENT COMPANIES                         VALUE
-------------------------------------------------------------------------------
     6,900   First Commonwealth Fund                          $75,900
    11,000   Kleinwort Benson Australian Fund                  74,938
                                                            ---------
                                                              150,838
                                                            ---------
             Total Investment Companies
               (3.8%) (Cost $184,077)                        $150,838
                                                            ---------


                                                              MARKET
   SHARES             PREFERRED STOCK                         VALUE
-------------------------------------------------------------------------------
           FINANCIAL SERVICES (3.6%)
     3,000   PLC Capital Trust  8.25%                         $78,938
     2,500   Travelers Capital  8.0%                           64,531
                                                           ----------
                                                              143,469
                                                           ----------

             Oil, Energy & Natural Gas (4.3%)
     3,000   Enron Capital Trust   8.3%                        77,250
     3,500   Transcanada Pipeline Ltd.  8.5%                   91,000
                                                           ----------
                                                              168,250
                                                           ----------
             Real Estate & Leasing (1.6%)
     2,500   Kimco Realty Corp.  8.5%                          62,656
                                                           ----------

             Total Preferred Stock
               (9.5%)  (Cost $372,709)                       $374,375
                                                           ----------


    FACE                                                      MARKET
   AMOUNT           REPURCHASE AGREEMENTS                     VALUE
-------------------------------------------------------------------------------

               FINANCIAL (0.6%)
   $23,000   Star Bank 5.200% due 07-01-98
               repurchase price 23,003
               collateralized by GNMA certificates
               pool # 8375
               due 02-20-24 (Cost $190,000)                   $23,000
                                                           ----------
             TOTAL REPURCHASE AGREEMENTS
               (0.6%) (Cost $23,000)                          $23,000
                                                           ----------
             Total Holdings
               (Cost $3,978,504) (a)                       $3,897,708
                                                           ==========

* Non-income producing securities.

(a) Also represents cost for Federal income tax purposes.


The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                                JUNE 30, 1998

Assets:
 Investments in securities at market value
  (note 1) (cost $3,978,504) ...................................    $ 3,897,708
 Cash in bank ..................................................            635
 Receivable for fund shares sold ...............................         12,695
 Dividends and accrued interest receivable .....................         52,923
 Other .........................................................            343
                                                                    -----------
  Total assets .................................................      3,964,304
                                                                    -----------

Liabilities:
 Payable for investment management services
  (note 3) .....................................................          2,575
 Other accrued expenses ........................................          2,571
                                                                    -----------
  Total liabilities ............................................          5,146
                                                                    -----------

Net assets at market value .....................................    $ 3,959,158
                                                                    ===========

Net assets consist of:
 Par value, $1 per share .......................................    $   401,290
 Paid-in capital in excess of par value ........................      3,637,930
 Accumulated undistributed net realized loss on
  investments ..................................................           (145)
 Net unrealized depreciation on investments (note 1) ...........        (80,796)
 Undistributed net investment income ...........................            879
                                                                    -----------

Net assets at market value .....................................    $ 3,959,158
                                                                    ===========

Shares outstanding (note 4) ....................................        401,290

Net asset value per share ......................................    $      9.87
                                                                    ===========



STATEMENT OF OPERATIONS
                                  FOR SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
Investment income:
 Interest ......................................................    $    83,234
 Dividends .....................................................         69,022
                                                                    -----------

  Total investment income ......................................        152,256
                                                                    -----------

Expenses:
 Management fees (note 3) ......................................         14,429
 Custodian fees (note 3) .......................................          3,182
 Accounting and transfer agent fees ............................          2,253
 Other .........................................................            173
                                                                    -----------

  Total expenses ...............................................         20,037
                                                                    -----------

  Net investment income ........................................    $   132,219
                                                                    -----------

Realized and unrealized loss on investments:
 Net realized loss from investments ............................          ($145)
 Net decrease in unrealized appreciation on
   investments .................................................       (113,015)
                                                                    -----------

   Net loss on investments .....................................       (113,160)

   Net increase in net assets from operations ..................    $    19,059
                                                                    ===========


   The accompanying notes are an integral part of these financial statements.


OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
                                                               Six Months Ended   1-3-97
                                                                   6-30-98          to
                                                                 (Unaudited)     12-31-97
                                                                 -----------     --------
From operations:
 Net investment income ..........................................   $132,219      $166,446
 Realized gain (loss) on investments ............................       (145)        3,690
 Unrealized gain (loss) on investments ..........................   (113,015)       32,219
                                                                    --------      --------
  Net increase in assets from operations ........................     19,059       202,355
                                                                    --------      --------

Dividends and distributions to shareholders:
 Dividends paid from net investment income.......................   (132,016)     (165,770)
 Capital gains distributions.....................................     (1,157)       (2,533)
                                                                    --------      --------
  Total dividends and distributions .............................   (133,173)     (168,303)
                                                                    --------      --------

From capital share transactions (note 4):
 Received from shares sold ......................................    848,352     3,110,382
 Received from dividends reinvested .............................    133,173       168,303
 Paid for shares redeemed .......................................   (158,744)      (62,246)
                                                                    --------      --------
  Increase in net assets derived from capital share transactions     822,781     3,216,439
                                                                    --------      --------

    Increase in net assets ......................................    708,667     3,205,491

Net Assets:
 Beginning of period ............................................  3,250,491             0
                                                                    --------      --------

 End of period (a) .............................................. $3,959,158    $3,205,491
                                                                  ==========    ==========

(a)Includes undistributed net investment income of ..............       $879          $676
                                                                  ==========    ==========

FINANCIAL HIGHLIGHTS
                                                                 Six Months Ended   1-3-97
                                                                     6-30-98          to
                                                                   (Unaudited)     12-31-97
                                                                   -----------     --------
Per share data:
Net asset value, beginning of period ............................     $10.16        $10.00
Income from investment operations:
 Net investment income ..........................................       0.37          0.71
 Net realized and unrealized gain (loss) on investments .........      (0.31)         0.13
                                                                    --------      --------
  Total income from investment operations .......................       0.06          0.84
                                                                    --------      --------
Less distributions:
 Dividends from net investment income ...........................      (0.35)        (0.67)
 Distributions from net realized capital gains ..................       0.00         (0.01)
                                                                    --------      --------
  Total distributions ...........................................      (0.35)        (0.68)
                                                                    --------      --------
Net asset value, end of period ..................................      $9.87        $10.16
                                                                    ========      ========

Total return ....................................................       0.59%(b)      8.74%

Ratios and supplemental data:
 Ratio of expenses to average net assets ........................       1.10%(a)      1.30%
 Ratio of net investment income to average net assets ...........       7.29%(a)      7.04%
Portfolio turnover rate .........................................         67%          102%
Average commission rate (c) .....................................      $0.04         $0.04

Net assets at end of period (millions) ..........................       $4.0          $3.2

(a) Annualized
(b) Calculated on an aggregate basis (not annualized)
(c) Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold by the portfolio.

The accompanying notes are an integral part of these financial statements.

STELLAR PORTFOLIO
OHIO NATIONAL FUND, INC.

OBJECTIVE

The Stellar Portfolio seeks to maximize total return by investing approximately 15 percent to 25 percent of its assets in each of the following categories: domestic equities, domestic bonds, foreign securities, real estate securities, and precious metal and/or money market securities.

PERFORMANCE AS OF JUNE 30, 1998


TOTAL RETURN:
One-year                       6.86%
Since inception (1/3/97)       8.23%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS

During the volatile conditions of the first two quarters the Stellar Portfolio's multi-asset structure served to limit investor exposure to price swings. The portfolio's domestic equity, international equity and fixed income components all experienced returns at or above their relative benchmarks. Some of that performance was offset by negative returns from the REIT portion of the portfolio. The threat of pending regulatory changes for the industry's hottest segment, "Paired Shares," cast a pall over the entire group as momentum investors exited for less threatening climates. The portfolio continues to focus on large stocks in the equity selection process for both international and domestic stocks as the flood of new money into the market drives the price of those issues higher. In the bond segment we continue to focus on quality long duration assets in accordance with our forecast for lower interest rates for the foreseeable future.

CHANGE IN VALUE OF $10,000 INVESTMENT


                 Stellar Portfolio               Lehman Bros. Gov't/Corp.
                 (Commenced operations            Index-Intermediate
                 January 3, 1997)

12/31/96             $10,000.00                       $10,000.00
06/30/97              10,531.00                        10,274.00
12/31/97              10,969.09                        10,777.43
06/30/98              11,253.19                        10,777.43


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

TOP 10 HOLDINGS AS OF JUNE 30, 1998


                                                        % of Portfolio

1.  FNMA  6.03%  5/07/01                                    4.82
2.  Kimco Realty Corp                                       3.95
3.  FHLMC   7.92%  6/29/11                                  3.72
4.  FNMA  6.21%  11/07/07                                   2.94
5.  GNMA  7.50%  6/15/27                                    2.65
6.  New Plan Realty                                         2.22
7.  Brandywine Realty Trust                                 2.06
8.  Apartment Invt. & Mgmt Co Cl A                          2.02
9.  Mack Cali Realty Corp                                   1.97
10. Kroger Equity Inc                                       1.95


TOP 5 HOLDING CATEGORIES AS OF JUNE 30, 1998


                                                        % of Portfolio
U.S. Stocks                                                33.80
Cash                                                       20.83
U.S. Govt. Bonds                                           17.73
Real Estate                                                14.99
Investment Companies                                        9.24

OHIO NATIONAL FUND, INC.
STELLAR PORTFOLIO

SCHEDULE OF INVESTMENTS          JUNE 30, 1998 (UNAUDITED)


                                                  MARKET
 SHARES              U.S. COMMON STOCK             VALUE
----------------------------------------------------------
            AEROSPACE (1.0%)
    600    *Continental Airlines CL B              $36,525
                                                   -------

            AUTOMOTIVE AND RELATED (0.3%)
    200     Paccar Inc.                             10,450
                                                   -------
            BANKING (1.4%)
    127     Banc One Corp.                           7,088
    100     Bank of New York Co. Inc.                6,069
    200     Bankboston Corp.                        11,125
    210     Charter One Financial Inc.               7,074
    100     Fleet Financial                          8,350
    200     Norwest Corp.                            7,475
     80     Texas Regional Bancshare Inc.            2,620
                                                   -------
                                                    49,801
                                                   -------
            BUILDING AND CONSTRUCTION (0.4%)
    275     D.R. Horton Inc.                         5,741
    650     International Comfort Products           7,881
                                                   -------
                                                    13,622
                                                   -------
            BUSINESS SERVICES (0.3%)
    200     American Management Systems              5,987
    150     Deluxe Corp.                             5,372
                                                   -------
                                                    11,359
                                                   -------
            CHEMICALS (0.4%)
    100     Dow Chemical Co.                         9,669
    125     Lyondell Petro Chemical Co.              3,805
                                                   -------
                                                    13,474
                                                   -------
            COMMUNICATIONS (0.2%)
    150     MCI Communications Corp.                 8,719
                                                   -------

            COMPUTER AND RELATED (1.1%)
    225    *Cisco Systems Inc.                      20,714
    100     Honeywell Inc.                           8,356
    150     Intel Corp.                             11,119
                                                   -------
                                                    40,189
                                                   -------
            CONSUMER PRODUCTS (0.3%)
    200     Alberto Culver Co. CL. B                 5,800
    130     Snap On Inc.                             4,713
                                                   -------
                                                    10,513
                                                   -------
            DRUGS (0.5%)
    225     Warner Lambert Co.                      15,609
                                                   -------

            DURABLE GOODS (0.3%)
    300     Parker Hannifin Corp.                   11,438
                                                   -------

            ELECTRICAL EQUIPMENT (1.0%)
    225    *Benchmark Electronics                    4,500
    200     CTS Corp.                                5,900
    225    *DII Group Inc.                           3,839
    100     Johnson Controls Inc.                    5,719
    125     Sony Corp.                              10,758
    100     Thomas & Betts Corp.                     4,925
                                                   -------
                                                    35,641
                                                   -------


                                                   MARKET
SHARES               U.S. COMMON STOCK             VALUE
----------------------------------------------------------
            FINANCIAL SERVICES (2.1%)
    200     American Express Co.                   $22,800
    100     Associates First Capital CL A            7,688
    200     Fannie Mae-Federal National Mgmt.       12,150
     75     Hartford Financial Services              8,578
    150     INMC Mortgage Holdings                   8,304
    150     Morgan Stanley Dean Witter & Co.        13,706
    181     Omega Worldwide Inc.                     1,369
                                                   -------
                                                    74,595
                                                   -------
            FOOD AND RELATED (0.9%)
    300     Flemming Cos.                            5,269
     75     General Mills Inc.                       5,128
    225     Nabisco Corp. CL A                       8,114
    150     Pepsico Inc.                             6,178
    100     Sara Lee Corp.                           5,594
                                                   -------
                                                    30,283
                                                   -------
            INDUSTRIAL SERVICES (0.2%)
    260     Ecolab Inc.                              8,060
                                                   -------

            INSURANCE SERVICES (0.4%)
    112     AON Corp.                                7,868
    100     Allmerica Financial Corp.                6,500
                                                   -------
                                                    14,368
                                                   -------
            HOUSING, FURNITURE & RELATED (0.6%)
    275    *American Homestar Corp.                  6,583
    175    *Palm Hbr Homes Inc.                      7,459
    200     Sherwin Williams Co.                     6,625
                                                   -------
                                                    20,667
                                                   -------
            MACHINERY (0.2%)
    275     Terex Corp.                              7,838
                                                   -------

            MEDIA AND PUBLISHING (0.2%)
    100     Times Mirror Co.                         6,287
                                                   -------

            MEDICAL AND RELATED (0.8%)
    300    *Quorum Health Group                      7,950
    150    *Sofamore/Danek Group Inc.               12,984
    225    *Tenet Healthcare Corp.                   7,031
                                                   -------
                                                    27,965
                                                   -------
            METALS AND MINING (0.4%)
    350     AK Steel Holding Corp.                   6,256
    100     Aluminum Co. Amer.                       6,594
                                                   -------
                                                    12,850
                                                   -------
            OIL, ENERGY AND NATURAL GAS (1.8%)
    950    *BJ Services Co.                         27,609
    100     Diamond Offshore Drilling                4,000
    200     Ensco International Inc.                 3,475
    300    *Global Marine Inc.                       5,606
    208     Kinder Morgan Energy Partners            7,514
    200    *Rowan Cos. Inc.                          3,888
    200     Texaco Inc.                             11,937
                                                   -------
                                                    64,029
                                                   -------
            RESTAURANTS (0.2%)
    215    *Tricon Global Restaurants                6,813
                                                   -------



                                                 (continued)

OHIO NATIONAL FUND, INC.
STELLAR PORTFOLIO (CONTINUED)


SCHEDULE OF INVESTMENTS          JUNE 30, 1998 (UNAUDITED)

                                                    MARKET
 SHARES              U.S. COMMON STOCK              VALUE
-----------------------------------------------------------
            RETAIL (1.3%)
    200     American Stores Co.                     $4,837
    250     Dayton Hudson Corp.                     12,125
    187     Gap Inc.                                11,524
  6,500    *Roberds Inc.                            17,063
                                                  --------
                                                    45,549
                                                  --------
            TRANSPORTATION (0.6%)
    700    *Genesee & Wyoming Inc.                  13,300
    300     Mesaba Inc.                              6,900
                                                  --------
                                                    20,200
                                                  --------
            TOTAL COMMON STOCK
              (16.9%) (COST $570,176)             $596,844
                                                  --------

                        REAL ESTATE               MARKET
 SHARES              INVESTMENT TRUSTS             VALUE
------------------------------------------------------------
  1,800     Apartment Inv. & Mgmt. Co. CL A        $71,100
  3,250     Brandywine Realty Trust                 72,719
  2,500     Glenborough Realty Trust Inc.           65,937
  3,400     Kimco Realty Corp.                     139,400
  3,400     Kroger Equity Inc.                      68,638
  2,025     Mack Cali Realty Corp.                  69,609
  3,200     New Plan Realty                         78,400
    800     Reckson Assoc. Realty Corp.             18,900
     64     Reckson Service Ind.                       212
  2,400     US Restaurants Properties               64,950
                                                  --------

            TOTAL REAL ESTATE INVESTMENT TRUSTS
              (18.4%) (COST $669,966)             $649,865
                                                  --------

                         CLOSED-END               MARKET
 SHARES             INVESTMENT COMPANIES           VALUE
----------------------------------------------------------
    500     Argentina Fund Inc.                     $5,437
    300     Brazil Fund Inc.                         5,437
  3,000     Central European Value Fund             33,375
    800     Chile Fund Inc.                         10,850
    875     First Commonwealth Fund Inc.             9,625
  2,200     France Growth Fund                      33,137
  5,000     Hancock Patriot Prem. Div. Fund II      60,000
  1,500     Irish Investment Fund Inc.              33,094
  2,200    *Japan Webs Index Series                 21,588
  5,000     Kleinworth Benson Austral. Inc. Fund    34,063
    650     Mexico Fund Inc.                         9,506
  1,000     Swiss Helvetia Fund                     32,000
    300     Templeton Emerging Mkts. Fund            4,425
  5,000     Templeton Global Govt.. Fund            32,813
  2,000     United Kingdom Fund                     29,500
                                                  --------

            TOTAL CLOSED END INVESTMENT CO.
              (10.1%)  (COST $391,526)            $354,850
                                                  --------


                                                  MARKET
 SHARES              DEPOSITORY SHARES             VALUE
------------------------------------------------------------
            FINANCIAL (1.8%)
    550     S&P 500 Depository Shares              $62,322
                                                  --------

            TOTAL DEPOSITORY SHARES
              (1.8%)  (COST $61,326)               $62,322
                                                  --------


                                                   MARKET
SHARES               FOREIGN COMMON STOCK           VALUE
------------------------------------------------------------
            ARGENTINA (0.2%)
            OIL, ENERGY & NATURAL GAS
    200     YPF Sociedad Anonima Spon ADR           $6,013
                                                  --------

            AUSTRALIA (0.7%)
            BANKING
    350     Nat'l. Australia Bank LTD ADR           23,122
                                                  --------

            CANADA (1.0%)
            METALS AND MINING
    500     Alcan Aluminum Ltd.                     13,812
            Transportation
    775     Canadian Pacific Ltd.                   21,991
                                                  --------
            TOTAL CANADA                            35,803
                                                  --------

            DENMARK (1.0%)
            CHEMICALS
    500     Novo-Nordisk AS ADR                     34,406
                                                  --------

            FINLAND (0.4%)
            COMMUNICATIONS
    200     Nokia Corp. Sponsored ADR               14,512
                                                  --------

            GERMANY (0.7%)
            AUTOMOTIVE AND RELATED
    250     Daimler Benz AG Spon ADR                24,328
                                                  --------

            GREAT BRITAIN (1.5%)
            COMMUNICATIONS
    850     Cable & Wireless Pub. Ltd.              31,344
    175     Vodafone Group Spon. ADR                22,061
                                                  --------
                                                    53,405
                                                  --------
            HOLLAND (1.3%)
            ELECTRICAL EQUIPMENT
    350     Phillips NV                             29,750
            Oil, Energy & Natural Gas
    350     Royal Dutch Petroleum Co.               19,184
                                                  --------
            TOTAL HOLLAND                           48,934
                                                  --------

            ITALY (0.4%)
            CONSUMER PRODUCTS
    875     Luxottica Group ADR                     13,562
                                                  --------

            JAPAN (0.2%)
            ELECTRICAL EQUIPMENT
    100     Hitachi Ltd. ADR                         6,450
                                                  --------
            NORWAY (0.4%)
            CHEMICALS
    350     Norsk Hydro AS Spon ADR                 15,444
                                                  --------

            SWEDEN (0.6%)
            AUTOMOTIVE AND RELATED
    737     Volvo Aktiebolaget Ser B ADR            21,787
                                                  --------

                                                (continued)

OHIO NATIONAL FUND, INC.
STELLAR PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS              JUNE 30, 1998 (UNAUDITED)


                                                  MARKET
 SHARES             FOREIGN COMMON STOCK           VALUE
------------------------------------------------------------
            SPAIN (1.7%)
            BANKING
    250     Banco de Santander ADR                 $12,672
            OIL, ENERGY & NATURAL GAS
    850     Repsol SA Spon. ADR                     46,750
                                                ----------
            TOTAL SPAIN                             59,422
                                                ----------

            TOTAL FOREIGN COMMON STOCK
              (10.1%) (COST $265,098)             $357,188
                                                ----------


                                                  MARKET
 SHARES               PREFERRED STOCK              VALUE
------------------------------------------------------------
            BANKING (1.5%)
  1,000     Banco Bilbao Vizcaya   8.0%            $25,750
  1,000     BankUnited Cap II   9.6%                25,625
                                                ----------
                                                    51,375
                                                ----------
            FINANCIAL SERVICES (1.0%)
  1,500     MSDW Capital Trust I   7.1%             36,938
                                                ----------

            UTILITIES (0.9%)
  1,200     HL&P Cap Trust I   8.125%               30,600
                                                ----------

            TOTAL PREFERRED STOCK
              (3.4%)  (COST $117,500)             $118,913
                                                ----------

                                                  MARKET
 SHARES                   WARRANTS                 VALUE
------------------------------------------------------------
   46       Security Cap GRP-B                         $16
                                                ----------

            TOTAL WARRANTS
              (0.0%)  (COST $0.00)                     $16
                                                ----------




  FACE                                              MARKET
 AMOUNT             LONG-TERM BONDS & NOTES          VALUE
------------------------------------------------------------
            GOVERNMENT (17.5%)
$100,000    FNMA
              6.210%  11-07-07                    $103,511
 125,000    Federal Home Loan Mortgage
              7.920%  06-29-11                     131,318
 170,000    FNMA
              6.030%  05-07-01                     169,921
  90,866    GNMA
              7.500%  06-15-27                      93,464
  50,000    US Treasury Bond
              8.125%  08-15-21                      65,188
  50,000    US Treasury Note
              7.250%  05-15-04                      54,265
                                                ----------

            TOTAL LONG-TERM BONDS & NOTES
              (17.5%) (COST $608,795)             $617,667
                                                ----------


  FACE                                              MARKET
 AMOUNT              REPURCHASE AGREEMENTS           VALUE
------------------------------------------------------------
            FINANCIAL (21.1%)
$745,000    Star Bank 5.200% 07-01-98
              repurchase price $745,108
              collateralized by GNMA certificates
              pool # 8375
              due 02-20-24 (Cost $745,000)        $745,000
                                                ----------

            TOTAL REPURCHASE AGREEMENTS
               (21.1%) (COST $745,000)            $745,000
                                                ----------

            TOTAL HOLDINGS
              (COST $3,372,610)                 $3,502,665
                                                ==========


*Non-income producing securities.
(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STELLAR PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
                                                       JUNE 30, 1998
                                                        (UNAUDITED)
Assets:
 Investments in securities at market value
  (note 1) (cost $3,372,610) .......................... $3,502,665
 Cash in bank .........................................        393
 Receivable for fund shares sold ......................     11,440
 Dividends and accrued interest receivable ............     18,138
 Other ................................................        356
                                                        ----------

  Total assets ........................................  3,532,992
                                                        ----------

Liabilities:
 Payable for investment management services
  (note 3) ............................................      2,832
 Other accrued expenses ...............................      3,452
                                                        ----------

  Total liabilities ...................................      6,284
                                                        ----------

Net assets at market value                              $3,526,708
                                                        ==========

Net assets consist of:
 Par value, $1 per share ..............................   $327,879
 Paid-in capital in excess of par value ...............  3,037,556
 Accumulated undistributed net realized gain on
  investments .........................................     30,393
 Net unrealized appreciation on investments (note 1) ..    130,055
 Undistributed net investment income ..................        825

Net assets at market value                              $3,526,708
                                                        ==========

Shares outstanding (note 4) ...........................    327,879

Net asset value per share .............................     $10.76
                                                        ==========



STATEMENT OF OPERATIONS
                                                  FOR SIX MONTHS
                                                       ENDED
                                                   JUNE 30, 1998
                                                    (UNAUDITED)
 Investment income:
  Interest .........................................  $28,555
  Dividends ........................................   46,592
                                                      -------

   Total investment income .........................   75,147
                                                      -------

 Expenses:
  Management fees (note 3) .........................   15,591
  Custodian fees (note 3) ..........................    3,164
  Accounting and transfer agent fees ...............    2,961
  Other.............................................      155
                                                      -------

   Total expenses ..................................   21,871
                                                      -------

   Net investment income ...........................  $53,276
                                                      -------

 Realized and unrealized gain (loss) on investments:
  Net realized gain from investments ...............  $42,310
  Net decrease in unrealized appreciation on
    investments ....................................  (28,013)
                                                      -------

    Net gain on investments ........................   14,297
                                                      -------

    Net increase in net assets from operations .....  $67,573
                                                      =======




   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STELLAR PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                     SIX MONTHS ENDED  1-3-97
                                                                        6-30-98          TO
                                                                      (UNAUDITED)     12-31-97
                                                                       ----------     ----------
From operations:
 Net investment income ..............................................     $53,276        $73,156
 Realized gain (loss) on investments ................................      42,310        (11,917)
 Unrealized gain (loss) on investments ..............................     (28,013)       158,068
                                                                       ----------     ----------
   Net increase in assets from operations ...........................      67,573        219,307
                                                                       ----------     ----------
Dividends and distributions to shareholders:
 Dividends paid from net investment income ..........................     (52,690)       (72,918)
                                                                       ----------     ----------
From capital share transactions (note 4):
 Received from shares sold ..........................................     730,013      2,644,507
 Received from dividends reinvested .................................      52,690         72,918
 Paid for shares redeemed ...........................................     (77,426)       (57,267)
                                                                       ----------     ----------
   Increase in net assets derived from capital share transactions ...     705,277      2,660,158
                                                                       ----------     ----------
    Increase in net assets ..........................................     720,160      2,806,547

Net Assets:
 Beginning of period ................................................   2,806,548              0
                                                                       ----------     ----------
 End of period (a) ..................................................  $3,526,708     $2,806,548
                                                                       ==========     ==========
(a)Includes undistributed net investment income of ..................        $825           $238
                                                                       ==========     ==========


FINANCIAL HIGHLIGHTS

                                                                      SIX MONTHS ENDED   1-3-97
                                                                          6-30-98          TO
                                                                        (UNAUDITED)     12-31-97
                                                                        ----------    ----------
Per share data:
Net asset value, beginning of period ................................      $10.65         $10.00
Income from investment operations:
 Net investment income ..............................................        0.18           0.32
 Net realized and unrealized gain on investments ....................        0.10           0.64
                                                                           ------         ------
   Total income from investment operations ..........................        0.28           0.96
                                                                           ------         ------
Less distributions:
 Dividends from net investment income ...............................       (0.17)         (0.31)
                                                                           ------         ------
Net asset value, end of period ......................................      $10.76         $10.65
                                                                           ======         ======
Total return ........................................................        2.63%(b)       9.70%

Ratios and supplemental data:
 Ratio of expenses to average net assets ............................        1.39%(a)       1.54%
 Ratio of net investment income to average net assets ...............        3.38%(a)       3.07%
Portfolio turnover rate .............................................          72%            17%
Average commission rate (c) .........................................       $0.17          $0.18

Net assets at end of period (millions)...............................        $3.5           $2.8

(a)  Annualized
(b)  Calculated on an aggregate basis (not annualized)
(c)  Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold by the portfolio.






   The accompanying notes are an integral part of these financial statements.

RELATIVE VALUE PORTFOLIO
OHIO NATIONAL FUND, INC.

OBJECTIVE

The Relative Value Portfolio seeks the highest total return as is consistent with reasonable risk by investing in stocks which Star deems to represent characteristics with low volatility, above-average yields and are undervalued relative to the stocks comprising the S&P Composite Stock Index.

PERFORMANCE AS OF JUNE 30, 1998


TOTAL RETURN:
One-year                      22.24%
Since inception (1/3/97)      26.55%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS

The Relative Value Portfolio slightly lagged the major market index during the first half of 1998. This occurred as investors pushed for revenue growth over valuation as a stock selection criteria. The driving force behind this switch continues to be the stable low inflation, declining interest rate environment. In this type of setting investors become more aggressive in their security selection and push investment horizons out farther, thereby justifying the premium paid for future earnings. The stock selection discipline of the portfolio remains constant over time and as a result we experience these intermittent periods of underperformance.

   The strongest areas to date in the portfolio have been the financial services area and the pharmaceutical stocks, both perennial value investments. The energy sector bore the brunt of the price decline in crude oil during the first six months as the price of a barrel fell from $22 to $12. Even non-oil related energy companies witnessed price declines in sympathy. The best performing stock during the first half was Lucent Technologies, a spin-off from AT&T, which gained 120 percent. The largest single decliner was Cincinnati Financial, which retreated some 43 percent over the same time- period.

CHANGE IN VALUE OF $10,000 INVESTMENT


                     Relative Value Portfolio               S&P 500
                     (Commenced operations                   Index
                     January 3, 1997)

12/31/96                $10,000.00                        $10,000.00
06/30/97                 11,628.00                         12,060.00
12/31/97                 12,828.01                         13,335.95
06/30/98                 14,213.43                         15,697.74



Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 STOCKS AS OF JUNE 30, 1998


                                            % of Portfolio
1.  Intel Corp                                   5.00
2.  Philip Morris Cos Inc                        4.74
3.  IBM Corp                                     4.43
4.  Texaco Inc                                   4.03
5.  Procter & Gamble Co                          3.51
6.  J.C. Penney Inc                              3.48
7.  Lehman Brothers Holding Inc                  3.36
8.  Smithkline Beecham PLC ADR Cl A              3.21
9.  Cincinnati Bell Inc                          2.76
10. General Electric                             2.63



TOP 5 INDUSTRIES AS OF JUNE 30, 1998

                                            % of Portfolio
Technology                                      18.59
Financial Services                              17.27
Energy                                          11.23
Consumer Staples                                10.45
Health Care                                      9.50

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS                           JUNE 30, 1998
                                                   (UNAUDITED)

                                                      MARKET
  SHARES                 U.S. COMMON STOCK            VALUE
----------------------------------------------------------------
                AEROSPACE (4.3%)
    2,000       Allied Signal Inc.                    $88,750
    2,500       Lockheed Martin Corp.                 264,688
    1,500       Raytheon Co. Class B                   88,687
                                                    ---------
                                                      442,125
                                                    ---------
                AUTOMOTIVE & RELATED (2.7%)
    1,500       Ford Motor Co.                         88,500
    1,000       General Motors Corp.                   66,813
    1,900       Goodyear Tire & Rubber Co.            122,431
                                                    ---------
                                                      277,744
                                                    ---------
                BANKING (5.6%)
    1,100       Bank New York Inc.                     66,756
      250       Citicorp                               37,313
    5,000       First Financial Bancorp               129,375
    2,000       Mellon Bank Corp.                     139,250
    2,000       Nationsbank Corp.                     153,000
    2,000       TCF Financial Corp.                    59,000
                                                    ---------
                                                      584,694
                                                    ---------
                CHEMICALS (2.3%)
    2,500       Dow Chemical Co.                      241,719
                                                    ---------

                COMMUNICATIONS (5.8%)
    4,000       AT&T Corp.                            228,500
   10,000       Cincinnati Bell Inc.                  286,250
    1,000       Lucent Technologies Inc.               83,187
                                                    ---------
                                                      597,937
                                                    ---------
                COMPUTER & RELATED (11.0%)
    2,000       Honeywell Inc.                        167,125
    7,000       Intel Corp.                           518,875
    4,000       International Business Machines       459,250
                                                    ---------
                                                    1,145,250
                                                    ---------
                CONSUMER PRODUCTS (9.9%)
    3,000       Gillette Co.                          170,062
   12,500       Philip Morris Cos. Inc.               492,188
    4,000       Procter & Gamble Co.                  364,250
                                                    ---------
                                                    1,026,500
                                                    ---------
                DRUGS (6.2%)
    3,600       American Home Products Corp.          186,300
    2,100       Bristol Myers Squibb Co.              241,369
    1,600       Merck & Co. Inc.                      214,000
                                                    ---------
                                                      641,669
                                                    ---------
                ELECTRICAL EQUIPMENT (3.2%)
    3,000       General Electric Co.                  273,000
    1,000       Johnson Controls Inc.                  57,188
                                                    ---------
                                                      330,188
                                                    ---------
                FINANCIAL SERVICES (5.9%)
    2,000       American Express Co.                  228,000
      393       Associates First Capital CL A          30,212
    4,500       Lehman Brothers Holdings Inc.         349,031
                                                    ---------
                                                      607,243
                                                    ---------
                FOOD AND RELATED (0.4%)
    2,000       Lance Inc.                             44,750
                                                    ---------

                INSURANCE SERVICES (5.4%)
    3,000       Cincinnati Financial Corp.            115,125
    6,000       Ohio Casualty Corp.                   265,500
    3,000       Travelers Group Inc.                  181,875
                                                    ---------
                                                      562,500
                                                    ---------



                                                      MARKET
  SHARES               U.S. COMMON STOCK               VALUE
----------------------------------------------------------------
            OIL, ENERGY & NATURAL GAS (8.8%)
    5,000   Halliburton Co.                            $222,813
    3,500   Mobil Corp.                                 268,187
    7,000   Texaco Inc.                                 417,813
                                                     ----------
                                                        908,813
                                                     ----------
            RETAIL (5.0%)
    5,000   JC Penny Inc.                               361,563
    2,500   Sears Roebuck & Co.                         152,656
                                                     ----------
                                                        514,219
                                                     ----------
            TRANSPORTATION & EQUIPMENT (0.8%)
      400   Burlington Northern Santa Fe Corp.           39,275
    1,500   Comair Holdings Inc.                         46,312
                                                     ----------
                                                         85,587
                                                     ----------
            UTILITIES (4.4%)
    3,000   Cinergy Corp.                               105,000
    5,000   GPU Inc.                                    189,062
    3,000   GTE Corp.                                   166,875
                                                     ----------
                                                        460,937
                                                     ----------
            TOTAL U.S. COMMON STOCK
              (84.9%) (COST $7,276,867)              $8,471,875
                                                     ----------



                                                      MARKET
  SHARES             FOREIGN COMMON STOCK              VALUE
----------------------------------------------------------------
            AUSTRALIA (0.1%)
            BANKING
      250   National Australia Bank Ltd. ADR            $16,516
                                                     ----------

            UNITED KINGDOM (4.8%)
            COMMUNICATIONS
    1,000   Cable & Wireless Co. ADR                     36,875
    1,000   Vodafone Group PLC ADR                      126,062
                                                     ----------
                                                        162,937
                                                     ----------
            DRUGS
    5,500   Smithkline Beecham PLC ADR                  332,750
                                                     ----------
            TOTAL UNITED KINGDOM                        495,687
                                                     ----------

            HOLLAND (1.3%)
            OIL, ENERGY AND NATURAL GAS
    2,500   Royal Dutch Petroleum                       137,031
                                                     ----------

            TOTAL FOREIGN COMMON STOCK
              (3.0%) (COST $487,937)                   $649,234
                                                     ----------


   FACE                                               MARKET
  AMOUNT            REPURCHASE AGREEMENTS              VALUE
----------------------------------------------------------------
            FINANCIAL (11.2%)
$1,337,000  Star Bank 5.20% due 7-01-98
              repurchase price $1,160,168
              collateralized by GNMA certificates
              pool # 8375
              due 02-20-24 (cost $1,160,000)        $ 1,160,000
                                                    -----------
            TOTAL REPURCHASE AGREEMENTS
              (11.2%) (COST $1,160,000)             $ 1,160,000
                                                    -----------
            TOTAL HOLDINGS
              (COST $8,924,804)(A)                  $10,281,109
                                                    ===========

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
                                                      JUNE 30, 1998 (UNAUDITED)

Assets:
 Investments in securities at market value
  (note 1) (cost $8,924,804) .......................     $10,281,109
 Cash in bank ......................................              16
 Receivable for fund shares sold ...................          90,145
 Dividends and accrued interest receivable .........          14,209
 Other .............................................           2,207
                                                         -----------
  Total assets .....................................      10,387,686
                                                         -----------

Liabilities:
 Payable for investment management services
  (note 3) .........................................           7,428
 Other accrued expenses ............................           3,188
                                                         -----------
  Total liabilities ................................          10,616
                                                         -----------
Net assets at market value                               $10,377,070
                                                         ===========

Net assets consist of:
 Par value, $1 per share ...........................        $742,745
 Paid-in capital in excess of par value ............       8,243,171
 Accumulated undistributed net realized gain on
  investments ......................................          32,750
 Net unrealized appreciation on investments (note 1)       1,356,305
 Undistributed net investment income ...............           2,099
                                                         -----------

Net assets at market value                               $10,377,070
                                                         ===========

Shares outstanding (note 4) ........................         742,745

Net asset value per share ..........................          $13.97
                                                         ===========




STATEMENT OF OPERATIONS
                               FOR SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

Investment income:
 Interest ......................................             $32,378
 Dividends .....................................              60,883
                                                         -----------

  Total investment income ......................              93,261
                                                         -----------

Expenses:
 Management fees (note 3) ......................              35,641
 Custodian fees (note 3) .......................               3,182
 Accounting and transfer agent fees ............               1,529
 Other..........................................                 230
                                                         -----------

  Total expenses ...............................              40,582
                                                         -----------

  Net investment income ........................             $52,679
                                                         -----------

Realized and unrealized gain on investments:
 Net realized gain from investments ............             $35,196
 Net increase in unrealized appreciation on
   investments .................................             592,251
                                                         -----------

   Net gain on investments .....................             627,447
                                                         -----------

   Net increase in net assets from operations ..            $680,126
                                                         ===========

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                       SIX MONTHS ENDED        1-3-97
                                                                            6-30-98              TO
                                                                          (UNAUDITED)         12-31-97
                                                                       ----------------      ----------
From operations:
 Net investment income ............................................           $52,679           $47,841
 Realized gain (loss) on investments ..............................            35,196            (2,446)
 Unrealized gain on investments ...................................           592,251           764,054
                                                                          -----------        ----------
  Net increase in assets from operations ..........................           680,126           809,449
                                                                          -----------        ----------

Dividends and distributions to shareholders:
 Dividends paid from net investment income ........................           (50,756)          (47,665)
                                                                          -----------        ----------

From capital share transactions (note 4):
 Received from shares sold ........................................         4,171,151         5,066,632
 Received from dividends reinvested ...............................            50,756            47,665
 Paid for shares redeemed .........................................          (207,504)         (142,784)
                                                                          -----------        ----------
  Increase in net assets derived from capital share transactions ..         4,014,403         4,971,513
                                                                          -----------        ----------

   Increase in net assets .........................................         4,643,773         5,733,297

Net Assets:
 Beginning of period ..............................................         5,733,297                 0
                                                                          -----------        ----------

 End of period (a) ................................................       $10,377,070        $5,733,297
                                                                          ===========        ==========

(a) Includes undistributed net investment income of .................          $2,099              $176
                                                                          ===========        ==========

FINANCIAL HIGHLIGHTS


                                                                        SIX MONTHS ENDED       1-3-97
                                                                            6-30-98              TO
                                                                          (UNAUDITED)         12-31-97
                                                                        ----------------     ----------
Per share data:
Net asset value, beginning of period ..............................            $12.68            $10.00
Income from investment operations:
 Net investment income ............................................              0.09              0.16
 Net realized and unrealized gain on investments ..................              1.28              2.66
                                                                          -----------        ----------
  Total income from investment operations .........................              1.37              2.82
                                                                          -----------        ----------
Less distributions:
 Dividends from net investment income .............................             (0.08)            (0.14)
                                                                          -----------        ----------

Net asset value, end of period ....................................            $13.97            $12.68
                                                                          ===========        ==========

Total return ......................................................             10.80%(b          28.28%

Ratios and supplemental data:
 Ratio of expenses to average net assets ..........................              1.02%(a)          1.18%
 Ratio of net investment income to average net assets .............              1.32%(a)          1.35%
Portfolio turnover rate ...........................................                10%                7%
Average commission rate (c) .......................................             $0.15             $0.24

Net assets at end of period (millions).............................             $10.4              $5.7

(a)  Annualized
(b)  Calculated on an aggregate basis (not annualized)
(c)  Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold by the portfolio.







   The accompanying notes are an integral part of these financial statements.

BLUE CHIP PORTFOLIO
Ohio National Fund, Inc.

OBJECTIVE
The Blue Chip Portfolio seeks growth of capital and income by investing in securities of high quality companies.

PERFORMANCE AS OF JUNE 30, 1998
Total Return:
Since inception (5/1/98) 0.00%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS

The second quarter appeared to be a reasonable continuation of the bull market with the S&P 500 returning 3.3 percent. However, market participation was quite narrow during the quarter as rekindled concerns over Asia and the possibility of global recession caused a flight to quality in both the equity and fixed income markets. This global flight to quality manifested itself in the domestic equity markets by focusing investor attention on the extremely large capitalization global growth companies which have led the market for the past three years and dominate the returns of the S&P 500. For the quarter, the largest 50 stocks in the S&P 500, which comprise one half of the index's weight, provided a total return of over 8 percent. The remaining 450 stocks, which comprise the other half of the index's weight, actually lost value during the quarter. This dominance by the richly valued "nifty-fifty" stocks made it difficult for active managers to outperform the S&P 500 benchmark for the period.
  There currently are significant tailwinds pushing the stock market: ample liquidity driven by favorable demographics, low inflation and interest rates, increased productivity due to technology and enormous free cash flow generation by corporate America. While these forces can justify current valuations on a backward looking basis, moving forward it is imperative that corporate earnings remain strong and inflation remains subdued for this bull market to continue. There is nothing on the near horizon to suggest that this cannot be accomplished, however, one must recognize that the margin for error is quite small given the markets high valuation.
  We continue to overweight utilities, transportation, energy and cyclicals as valuations remain attractive. Finance and health care remain underweighted due to excessive valuations. Our investments in technology have increased due to their attractiveness.

CHANGE IN VALUE OF $10,000 INVESTMENT


[GRAPH]

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

TOP 10 STOCKS AS OF JUNE 30, 1998
                                                            % of Portfolio
1. Electronic Data Systems Corp                                  2.34
2. Phamacia & Upjohn Inc                                         2.29
3. UST Inc                                                       2.19
4. Archer-Daniels Midland Co                                     1.92
5. Wal-Mart Stores Inc                                           1.92
6. News Corp Ltd ADR                                             1.91
7. CIGNA Corporation                                             1.87
8. Ashland Inc                                                   1.86
9. Peco Energy Company                                           1.84
10. First Data Corp                                              1.80

TOP 5 INDUSTRIES AS OF JUNE 30, 1998
                                                             % of Portfolio

Oil, Energy & Natural Gas                                        9.19
Food & Related                                                   9.09
Utilities                                                        8.69
Computer & Related                                               7.83
Financial Services                                               7.76

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO
SCHEDULE OF INVESTMENTS                                JUNE 30, 1998 (UNAUDITED)

                                                      MARKET
SHARES             U.S. COMMON STOCK                  VALUE
----------------------------------------------------------------------
         AEROSPACE (0.8%)
   300   Raytheon CL A                                $ 17,288
                                                      --------

         Automotive & Related (2.2%)
   200   General Motors Corp.                           13,362
   500   ITT Industries Inc.                            18,688
   300   Johnson Controls Inc.                          17,156
                                                      --------
                                                        49,206
                                                      --------
         BANKING (0.8%)
   300   Republic New York Corp.                        18,881
                                                      --------

         BUSINESS SERVICES (3.4%)
   200  *AMR Corp.                                      16,650
 1,200   First Data Corp.                               39,975
   300  *Lexmark Intl. Group CL A                       18,300
                                                      --------
                                                        74,925
                                                      --------
         CHEMICALS (0.9%)
   200   Dow Chemical Co.                               19,338
                                                      --------

         COMMUNICATIONS (1.8%)
   100   Motorola Inc.                                   5,256
   400   SBC Communications Inc.                        16,000
   400   US West Inc.                                   18,800
                                                      --------
                                                        40,056
                                                      --------
         COMPUTER & RELATED (7.6%)
 1,300   Electronic Data Systems Corp.                  52,000
   200   IBM CO.                                        22,963
 1,800  *Novell Inc.                                    22,950
   800  *Seagate Technology Inc.                        19,050
 1,400  *Sequent Computer System Inc.                   16,887
   800  *Storage Technology Corp.                       34,700
                                                      --------
                                                       168,550
                                                      --------
         CONSUMER PRODUCTS (8.4%)
   200   Deere & Co.                                    10,575
   300   Eastman Kodak Co.                              21,919
   500   Liz Calibrone Inc.                             26,125
   700   Phillip Morris Co. Inc.                        27,563
   300   RJR Nabisco Corp.                               7,125
   800  *Reebok International Ltd.                      22,150
   300   Unilever N.V.                                  23,681
 1,800   UST Inc.                                       48,600
                                                      --------
                                                       187,738
                                                      --------
         DRUGS (5.0%)
   600   Abbott Laboratories                            24,525
   200   Merck & Co. Inc.                               26,750
   800  *Perrigo Co.                                     8,050
   800   Pharmacia & Upjohn Inc.                        50,738
                                                      --------
                                                       110,063
                                                      --------
         ELECTRICAL EQUIPMENT (1.9%)
   600   AMP Inc.                                       20,625
   700   Houston Industries Inc.                        21,613
                                                      --------
                                                        42,238
                                                      --------
         ENTERTAINMENT AND LEISURE (2.4%)
   600  *Viacom Inc. CL A                               35,100
   300  *Viacom Inc. CL B                               17,475
                                                      --------
                                                        52,575
                                                      --------










           FINANCIAL SERVICES (7.7%)
   300   Bear Stearns Co. Inc.                         $17,063
   600   CIGNA Corp.                                    41,400
   100   General RE Corp.                               25,350
   900   Green Tree Financial Corp.                     38,531
   300   MBIA Inc.                                      22,463
   300   Morgan Stanley, Dean Witter Discover           27,412
                                                      --------
                                                       172,219
                                                      --------
         FOOD AND RELATED (5.3%)
   600   Anheuser Busch Co. Inc.                        28,313
   300   Bestfoods                                      17,419
   800  *Corn Products Intl. Inc.                       27,100
   300   Sara Lee Corp.                                 16,781
   700   Seagram Co. Ltd.                               28,656
                                                      --------
                                                       118,269
                                                      --------
         FORESTRY AND PAPER PRODUCTS (0.7%)
   600   Consolidated Papers Inc.                       16,350
                                                      --------

         INDUSTRIAL SERVICES (6.1%)
 2,200   Archer-Daniels Midland Co.                     42,625
   400   Browning-Ferris Ind. Inc.                      13,900
   400   Centrex Corp.                                  15,100
   500   General Signal Corp.                           18,000
   300   Nucor Corp.                                    13,800
   900   Waste Management Inc.                          31,500
                                                      --------
                                                       134,925
                                                      --------
       INSURANCE SERVICES (2.4%)
   200   Allstate Corp.                                 18,312
   600   Marsh & McLennan Co. Inc.                      36,263
                                                      --------
                                                        54,575
                                                      --------
         MACHINERY (0.9%)
   100   Cincinnati Milacron Inc.                        2,431
   400   Ingersoll-Rand Co.                             17,625
                                                      --------
                                                        20,056
                                                      --------
         MEDIA AND PUBLISHING (1.0%)
   800   Readers Digest Assoc. Inc. CL A                21,700
                                                      --------

         MEDICAL AND RELATED (3.7%)
   300   Bristol-Myers Squibb Co.                       34,481
 1,400   Oxford Health Plans Inc.                       21,438
   400   United Healthcare Corp.                        25,400
                                                      --------
                                                        81,319
                                                      --------
         METALS AND MINING (1.3%)
 1,500   Barrick Gold Corp.                             28,781
                                                      --------

         OIL, ENERGY & NATURAL GAS (8.4%)
   300   Amerada-Hess Corp.                             16,294
   800   Ashland Inc.                                   41,300
   300   Exxon Corp.                                    21,394
   300   Mobil Corp.                                    22,987
   800   Occidental Petroleum Corp.                     21,600
   900   Sun Co. Inc.                                   34,931
   200   Texaco Inc.                                    11,938
   500   USX-Marathon Group                             17,156
                                                      --------
                                                       187,600
                                                      --------


                                                       (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                JUNE 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
                                                               MARKET
SHARES             U.S. COMMON STOCK                            VALUE
-------------------------------------------------------------------------------
          REAL ESTATE AND LEASING (0.5%)
    400  *Security Capital Group Inc. CL B                     $10,650
                                                            ----------

          RESTAURANTS (1.6%)
  1,100  *Tricon Global Restaurants Inc.                        34,856
                                                            ----------

          RETAIL (7.3%)
  1,000   American Stores Co.                                   24,187
    500   Dillards Inc. CL A                                    20,719
  1,100  *K Mart Corp.                                          21,175
    600   Sherwin-Williams Co.                                  19,875
  1,400  *Toys "R" Us Inc.                                      32,987
    700   Wal-Mart Stores Inc.                                  42,525
                                                            ----------
                                                               161,468
                                                            ----------
          TRANSPORTATION AND EQUIPMENT (1.7%)
    500   CNF Transportation Inc.                               21,250
    500   Ryder Systems Inc.                                    15,781
                                                            ----------
                                                                37,031
                                                            ----------
          UTILITIES (8.7%)
    300   Coastal Corp.                                         20,944
    300   Columbia Gas System Inc.                              16,687
    500   Consolidated Natural Gas Co.                          29,438
    900   Entergy Corp.                                         25,875
    300   GTE Corp.                                             16,687
    800   PG&E Corp.                                            25,250
  1,400  *Peco Energy Co.                                       40,862
    500   Public Service Enterprises Group                      17,219
                                                            ----------
                                                               192,962
                                                            ----------
          TOTAL U.S. COMMON STOCK
            (92.5%) (Cost $2,061,716)                       $2,053,619
                                                            ----------


                                                              MARKET
SHARES           FOREIGN COMMON STOCK                          VALUE
-------------------------------------------------------------------------------
          AUSTRALIA (0.2%)
          MEDIA AND PUBLISHING
    100   News Corp. Ltd. ADR                                   $3,212
                                                            ----------

          CANADA (0.7%)
          TRANSPORTATION AND EQUIPMENT
    300   Canadian National Railway                            15,938
                                                            ----------







                                                                MARKET
   SHARES            FOREIGN COMMON STOCK                       VALUE
-------------------------------------------------------------------------------
         Japan (0.7%)
          Electrical Equipment
    100   Matsushita Electric Ind. Co. ADR                     $16,075
                                                            ----------

          Netherlands (0.7%)
          Oil, Energy and Natural Gas
  1,000   Cable & Wireless Co. ADR                              16,444
                                                            ----------

          Sweden (1.3%)
          Electrical Equipment
    200   ABB AB Sponsored ADR                                  27,625
                                                            ----------

          Total Foreign Common Stock
            (3.6%) (Cost $87,668)                              $79,294
                                                            ----------

                                                               MARKET
    SHARES           FOREIGN PREFERRED STOCK                   VALUE
-------------------------------------------------------------------------------
         Australia (1.9%)
         Media and Publishing
  1,500   News Corp. Ltd. ADR                                  $42,375
                                                            ----------

         Total Foreign Preferred Stock
           (1.9%) (Cost $35,812)                               $42,375
                                                            ----------

    FACE                                                       MARKET
   AMOUNT           REPURCHASE AGREEMENTS                       VALUE
-------------------------------------------------------------------------------

          Financial (2.3%)
$51,000   Star Bank 5.20% due 7-01-98
           repurchase price $51,007
           collateralized by GNMA certificates
           pool # 8375
           due 02-20-24 (cost $51,000)                         $51,000
                                                            ----------
         Total Repurchase Agreements
           (2.3%) (Cost $51,000)                               $51,000
                                                            ----------

         Total Holdings
           (Cost $2,236,196) (a)                            $2,226,288
                                                            ==========





*Non-inomce producing
(a) Also represents cost for Federal income tax purposes.


The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                        JUNE 30, 1998
Assets:
 Investments in securities at market value
  (note 1) (cost $2,236,196) .................................      $ 2,226,288
 Cash in bank ................................................              799
 Dividends and accrued interest receivable ...................            2,570
 Other .......................................................            3,250
                                                                    -----------
  Total assets ...............................................        2,232,907
                                                                    -----------

Liabilities:
 Payable for securities purchased ............................           10,460
 Payable for investment management services
  (note 3) ...................................................            1,561
 Other accrued expenses ......................................            1,274
                                                                    -----------
  Total liabilities ..........................................           13,295
                                                                    -----------
Net assets at market value ...................................      $ 2,219,612
                                                                    ===========

Net assets consist of:
 Par value, $1 per share .....................................      $   221,843
 Paid-in capital in excess of par value ......................        1,996,079
 Accumulated undistributed net realized gain on
  investments ................................................            8,352
 Net unrealized depreciation on investments (note 1) .........           (9,908)
 Undistributed net investment income .........................            3,246
                                                                    -----------
Net assets at market value ...................................      $ 2,219,612
                                                                    ===========

Shares outstanding (note 4) ..................................          221,843

Net asset value per share ....................................      $     10.01
                                                                    ===========

STATEMENT OF OPERATIONS
                                        MAY 1, 1998 TO JUNE 30, 1998 (UNAUDITED)


Investment income:
 Interest ....................................................      $     1,598
 Dividends ...................................................            6,992
                                                                    -----------
  Total investment income ....................................            8,590
                                                                    -----------

Expenses:
 Management fees (note 3) ....................................            3,039
 Custodian fees (note 3) .....................................              900
 Directors fees (note 3) .....................................               60
 Professional fees ...........................................               60
 Accounting and transfer agent fees ..........................            1,095
 Other .......................................................              190
                                                                    -----------
  Total expenses .............................................            5,344
                                                                    -----------

  Net investment income ......................................      $     3,246
                                                                    -----------

Realized and unrealized gain (loss) on investments:
 Net realized gain from investments ..........................      $     8,352
 Net increase in unrealized depreciation on
   investments ...............................................           (9,908)
                                                                    -----------

   Net loss on investments ...................................           (1,556)
                                                                    -----------

   Net increase in net assets from operations ................      $     1,690
                                                                    ===========


The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
         For the Period from May 1, 1998 to June 30, 1998 (Unaudited)

From operations:
 Net investment income ...................................    $       3,246
 Realized gain on investments ............................            8,352
 Unrealized loss on investments ..........................           (9,908)
                                                              -------------
  Net increase in assets from operations .................            1,690
                                                              -------------

From capital share transactions (note 4):
 Received from shares sold ...............................        2,217,922
                                                              -------------

  Increase in net assets .................................        2,219,612

Net Assets:
 Beginning of period .....................................                0
                                                              -------------

 End of period (a) .......................................    $   2,219,612
                                                              =============

(a) Includes undistributed net investment income of ......    $       3,246
                                                              =============

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
         For the Period from May 1, 1998 to June 30, 1998 (Unauduted)

Per share data:
Net asset value, beginning of period .....................    $       10.00
Income from investment operations:
 Net investment income ...................................             0.02
 Net realized and unrealized loss on investments .........            (0.01)
                                                              -------------
  Total gain from investment operations ..................             0.01

Net asset value, end of period ...........................    $       10.01
                                                              =============

Total return .............................................             0.00%(b)

Ratios and supplemental data:
 Ratio of expenses to average net assets .................             1.53%(a)
 Ratio of net investment income to average net assets ....             0.93%(a)
Portfolio turnover rate ..................................             4%
Average commission rate (c) ..............................    $        0.03

Net assets at end of period (millions) ...................    $        2.2

(a) Annualized
(b) Calculated on an aggregate basis (not annualized)
(c) Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold by the portfolio.

The accompanying notes are an integral part of these financial statements.

EQUITY INCOME PORTFOLIO
OHIO NATIONAL FUND, INC.

-------------------------------------------------------------------------------
OBJECTIVE
-------------------------------------------------------------------------------

The Equity Income Portfolio seeks above-average income and capital appreciation by investing primarily in income-producing equity securities.

-------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 1998
-------------------------------------------------------------------------------

Total Return:
Since inception (5/1/98) 0.34%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

-------------------------------------------------------------------------------
COMMENTS
-------------------------------------------------------------------------------

After completing one of the strongest first quarters in 50 years, the market traded in a choppy pattern for much of the second quarter. Although the S&P500 advanced an additional 3.30% in the second quarter, all of the appreciation occurred in the second half of June. Since inception on May 1 1998 through June 30, 1998, the portfolio had a total return of 0.34 percent versus a -1.15 percent return for the average equity income fund.

        The second half of the year will likely reveal the extend to which the deep and growing crisis in Asian economies will affect U.S.-based companies. Evidence is beginning to build that the U.S. economy is slowing. Export orders continue to contract. Retailers have reported significantly weaker sales in recent weeks. Unemployment claims have moved up. Manufacturing activity in the midwest has weakened, reflecting a combination of the General Motors strike and Asian recessions. It is important to remember that the problems in Asia have directly affected economies representing one-third of the world GDP. The pricing environment remain extremely weak, as evidenced by the National Association of Purchasing Managers price index, which has fallen to its lowest level since May 1991. The positive effect of this weakness is that the Federal Reserved hasn't moved to increase interest rates. At this time, inflation remains at a 30-year low and consumer confidence is at its highest level since June 1969.

        The majority of stocks have been declining in recent months. In this environment, we will continue to implement our sector-neutral strategy, searching for market-leading companies with consistent revenue and earnings streams. We will emphasize dividend-paying common stocks and use convertible securities to augment our earnings and to cushion the Fund's performance in market downturns.

-------------------------------------------------------------------------------
CHANGE IN VALUE OF $10,000 INVESTMENT
-------------------------------------------------------------------------------


[GRAPH]


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

-------------------------------------------------------------------------------
TOP 10 STOCKS AS OF JUNE 30, 1998
-------------------------------------------------------------------------------
                                                                 % of Portfolio
1.   American Home Products Corp                                    2.06
2.   General Mills Inc                                              2.04
3.   Merck & Co Inc                                                 2.00
4.   Banc One Corp                                                  1.95
5.   Microsoft Corp Conv Pfd                                        1.89
6.   Baxter International Inc                                       1.88
7.   Enron Corp                                                     1.88
8.   J.C. Penney Co Inc                                             1.80
9.   First Union Corp                                               1.74
10.  Bristol-Myers Squibb Co                                        1.72

-------------------------------------------------------------------------------
TOP 5 INDUSTRIES AS OF JUNE 30, 1998
-------------------------------------------------------------------------------
                                                                % of Portfolio

Financial Services                                                  19.09
Consumer Products                                                   16.19
Utilities                                                           13.28
Technology                                                          10.31
Health Care                                                          8.65

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS                               JUNE 30, 1998 (UNAUDITED)

                                                                Market
Shares               Common Stock                               Value
-------------------------------------------------------------------------------
         AEROSPACE (2.2%)
   500   General Dynamics Corp.                              $ 23,250
   200   Lockhead Martin Corp.                                 21,175
                                                             --------
                                                               44,425
                                                             --------
         AUTOMOTIVE & RELATED (2.5%)
   800   Cooper Tire and Rubber Co.                            16,500
   400   Ford Motor Co.                                        23,600
   100   Magna International Inc.                               6,862
                                                             --------
                                                               46,962
                                                             --------
         BANKING (7.4%)
   700   Banc One Corp.                                        39,069
   400   Chase Manhattan Corp.                                 30,200
   600   First Union Corp.                                     34,950
   300   Mellon Bank Corp.                                     20,888
   300   Nationbank Corp.                                      22,950
                                                             --------
                                                              148,057
                                                             --------
         BUSINESS SERVICES (0.4%)
   100   Xerox                                                 10,163
                                                             --------
         CHEMICALS (0.7%)
   200   Duponte (EI) DE Nemours & Co.                         14,926
                                                             --------

         COMMUNICATIONS (2.2%)
   500   Ameritech Corp.                                       22,438
   300   Sprint Corp.                                          21,150
                                                             --------
                                                               43,588
                                                             --------
         COMPUTER & RELATED (3.3%)
   400   Hewlett Packard Co.                                   23,950
   300   IBM CO.                                               34,444
   700   Western Digital Corp.                                  8,269
                                                             --------
                                                               66,663
                                                             --------
         CONSUMER PRODUCTS (5.5%)
   200   AVON Products Inc.                                    15,500
 1,200   Dial Corp.                                            31,125
   400   Kimberly Clark Corp.                                  18,350
   600   Phillip Morris Co. Inc.                               23,625
   800   UST Inc.                                              21,600
                                                             --------
                                                              110,200
                                                             --------
         CONTAINERS (1.2%)
   500   Crown Cork & Seal                                     23,750
                                                             --------

         DRUGS (6.4%)
   800   Abbott Laboratories                                   32,700
   800   American Home Products Corp.                          41,400
   300   Merck & Co. Inc.                                      40,125
   200   Tellabs Inc.                                          14,325
                                                             --------
                                                              128,550
                                                             --------
         ELECTRICAL EQUIPMENT (3.1%)
   600   AMP Inc.                                              20,625
   500   Avnet Inc.                                            27,344
   200   Intel Corp.                                           14,825
                                                             --------
                                                               62,794
                                                             --------
         FINANCIAL SERVICES (2.6%)
   100   Associated First Capital Corp. CL A                    7,688
   400   H&R Block Inc.                                        16,850
   300   Morgan Stanley, Dean Whitter                          27,412
                                                             --------
                                                               51,950
                                                             --------
         FOREIGN (1.2%)
   500   Diageo Plc ADR                                        24,094
                                                             --------





         Food and Related (3.7%)
   600   General Mills Inc.                                   $41,025
   600   HJ Heinz Co.                                          33,675
                                                             --------
                                                               74,700
                                                             --------
           INDUSTRIAL SERVICES (3.3%)
   700   Browning Ferris Ind.                                  13,900
   700   Dresser Industries Inc.                               30,844
   300   Textron Inc.                                          21,506
                                                             --------
                                                               66,250
                                                             --------
         INSURANCE SERVICES (2.2%)
   100   General RE Corp.                                      25,350
   300   Marsh & McLennan Co. Inc.                             18,131
                                                             --------
                                                               43,481
                                                             --------
         MANUFACTURING (0.9%)
   400   York Intl. Corp.                                      17,425
                                                             --------

         MEDIA AND PUBLISHING (0.3%)
   300   Hollinger Intl. Publishing Inc.                        5,100
                                                             --------

         MEDICAL AND RELATED (5.9%)
   700   Baxter International Inc.                             37,669
   600   Bergen Brunswig Corp. CL A                            27,825
   300   Bristol-Myers Squibb                                  34,481
   400   US Surgical Corp.                                     18,250
                                                             --------
                                                              118,225
                                                             --------
         METALS AND MINING (2.1%)
   900   Allegheny Teledyne Inc.                               20,587
 1,100   Barrick Gold Corp.                                    21,106
                                                             --------
                                                               41,693
                                                             --------
         OIL, ENERGY & NATURAL GAS (4.9%)
   400   Burlington Resources Inc.                             17,225
   400   Exxon Corp.                                           28,525
   400   Mobil Corp.                                           30,650
   700   Ultramar Diamond Shamrock                             22,094
                                                             --------
                                                               98,494
                                                             --------
         RESTAURANTS (0.2%)
   200   Wendy's Intl. Inc.                                     4,700
                                                             --------

         RETAIL (2.9%)
 1,300   Food Lion Inc. CL A                                   13,812
   900   Food Lion Inc. CL B                                    9,056
   500   JC Penney Inc.                                        36,156
                                                             --------
                                                               59,024
                                                             --------
         TRANSPORTATION & EQUIPMENT (1.0%)
   500   CNF Transportation Inc.                               21,250
                                                             --------

         UTILITIES (11.4%)
   400   CMS Energy Corp.                                      17,600
   300   Elpaso Natural Gas                                    11,475
   700   Enron Corp.                                           37,844
   300   General Electric Co.                                  27,300
   400   MIC Communications                                    23,250
 1,000   Pacificorp                                            22,625
   500   Sonat Inc.                                            19,312
   300   Teco Energy Inc.                                      24,131
   900   Texas Utilities Co.                                   29,138
   700   Williams Co. Inc.                                     16,875
                                                             --------
                                                              229,550
                                                             --------
                                                                    (continued)



OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO (CONTINUED)
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                               JUNE 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
                                                         MARKET
SHARES               COMMON STOCK                        VALUE
-------------------------------------------------------------------------------
           TOTAL U.S. COMMON STOCK
             (77.5%) (Cost $1,554,602)                 $1,556,014
                                                       ----------




                     REAL ESTATE                         MARKET
 SHARES             INVESTMENT TRUSTS                    VALUE
-------------------------------------------------------------------------------
     300   Colonial Properties Trust                       $9,300
     300   Duke Realty Investments Inc.                     7,106
     200   Equity Residential Properties Trust              9,487
     300   Liberty Property Trust                           7,669
     200   Meditrust Corp.                                  5,587
     300   New Plan Realty Trust                            7,350
     300   Post Properties Inc.                            11,550
                                                       ----------
           TOTAL REAL ESTATE INVESTMENT
             TRUSTS (2.9%) (COST $59,602)                 $58,049
                                                       ----------

                                                          MARKET
SHARES             PREFERRED STOCKS                       VALUE
--------------------------------------------------------------------------------
           COMPUTER AND RELATED (1.9%)
     400   Microsoft Corp. $2.196 Conv.                   $38,000
                                                       ----------

           CONSUMER PRODUCTS (1.0%)
     300   Ralston Purina Co. 7% Conv.                     19,050
                                                       ----------

           FINANCIAL SERVICES (4.1%)
     500   Conseco Inc. 7% Series F Conv.                  26,500
     200   Jefferson Pilot 7.25% Conv.                     26,525
     400   Merril Lynch & Co. 6.25% Conv.                  12,600
     100   Sunamerica Inc. $3.10 Ser E Conv.               16,112
                                                       ----------
                                                           81,737
                                                       ----------
           FOOD AND RELATED (1.0%)
     400   Suiza Foods Corp. 5.5% Conv.                    19,900
                                                       ----------

           INDUSTRIAL SERVICES (0.3%)
     200   Browning Perris Ind. 7.25%                       6,950
                                                       ----------

           MEDIA AND PUBLISHING (1.2%)
   1,500   Hollinger Intl. Pub. Inc. 9.75% Conv.           23,625
                                                       ----------

           MEDICAL AND RELATED (1.1%)
     200   McKesson Corp. 5% Conv.                         22,725
                                                       ----------
           OIL, ENERGY AND NATURAL GAS (0.8%)
     300   Unocal Corp. $3.125 Conv.                       16,087
                                                       ----------

           RESTAURANTS (0.8%)
     300   Wendy's Intl. Inc. Ser A $2.50 Conv.            16,500
                                                       ----------

           UTILITIES (0.8%)
     400   Williams Co. $3.50 Conv.                        15,950
                                                       ----------

           TOTAL PREFERRED STOCKS
             (13.0%) (COST $256,354)                     $260,524
                                                       ----------


  FACE                                                  MARKET
 AMOUNT          CONVERTIBLE DEBENTURES                 VALUE
           AUTOMOTIVE AND RELATED (1.5%)
-------------------------------------------------------------------------------
 $15,000   MAGNA INTL. INC.
              5.000%  due 10-15-02                        $19,144
  10,000   Magna Intl. Inc.
              4.875%  due 02-15-05                         11,050
                                                       ----------
                                                           30,194
                                                       ----------
           COMPUTER AND RELATED (2.1%)
  20,000   EMC CORP.
              3.250%  due 03-15-02                         41,275
                                                       ----------

           RETAIL (1.9%)
  20,000   Home Depot Inc.
              3.250% due 10-01-01                          37,350
                                                       ----------

           OIL, ENERGY AND NATURAL GAS (1.1%)
  20,000   Diamond Offshore
              3.750%  due 02-15-07                         23,250
                                                       ----------

           TOTAL CONVERTIBLE DEBENTURES
              (6.6%) (COST $129,574)                     $132,069
                                                       ----------





  FACE                                                   MARKET
 AMOUNT          REPURCHASE AGREEMENTS                   VALUE
-------------------------------------------------------------------------------
           FINANCIAL (0.5%)
 $10,000   Star Bank 5.20% due 7-01-98
             repurchase price $10,001
             collateralized by GNMA certificates
             pool # 8375
             due 02-20-24 (COST $10,000)                  $10,000
                                                       ----------
           TOTAL REPURCHASE AGREEMENTS
             (0.5%) (COST $10,000)                        $10,000
                                                       ----------

           TOTAL HOLDINGS
             (COST $2,010,132) (a)                    $2,016,656
                                                      ==========


OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
                                   JUNE 30, 1998 TO JUNE 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

Assets:
 Investments in securities at market value
  (note 1) (cost $2,010,132) ...............................        $ 2,016,656
 Cash in bank ..............................................                921
 Dividends and accrued interest receivable .................              3,875
 Other .....................................................              3,250
                                                                    -----------
  Total assets .............................................          2,024,702
                                                                    -----------

Liabilities:
 Payable for securities purchased ..........................             14,330
 Payable for investment management services
  (note 3) .................................................              1,214
 Other accrued expenses ....................................              1,210
                                                                    -----------

  Total liabilities ........................................             16,754
                                                                    -----------

Net assets at market value .................................        $ 2,007,948
                                                                    ===========

Net assets consist of:
 Par value, $1 per share ...................................        $   200,100
 Paid-in capital in excess of par value ....................          1,800,900
 Accumulated undistributed net realized loss on
  investments ..............................................             (4,112)
 Net unrealized appreciation on investments (note 1) .......              6,524
 Undistributed net investment income .......................              4,536
                                                                    -----------

Net assets at market value .................................        $ 2,007,948
                                                                    ===========

Shares outstanding (note 4) ................................            200,100

Net asset value per share ..................................        $     10.03
                                                                    ===========


-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS               MAY 1, 1998 TO JUNE 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

Investment income:
 Interest ..................................................        $     1,839
 Dividends .................................................              7,442
                                                                    -----------

  Total investment income ..................................              9,281
                                                                    -----------

Expenses:
 Management fees (note 3) ..................................              2,440
 Custodian fees (note 3) ...................................                900
 Directors fees (note 3) ...................................                 60
 Professional fees .........................................                 60
 Accounting and transfer agent fees ........................              1,095
 Other .....................................................                190
                                                                    -----------

  Total expenses ...........................................              4,745
                                                                    -----------

  Net investment income ....................................        $     4,536
                                                                    -----------

Realized and unrealized gain (loss) on investments:
 Net realized loss from investments ........................        ($    4,112)
 Net increase in unrealized appreciation on
   investments .............................................              6,524
                                                                    -----------

   Net gain on investments .................................              2,412
                                                                    -----------

   Net increase in net assets from operations ..............        $     6,948
                                                                    ===========


The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
Equity Income Portfolio
-------------------------------------------------------------------------------
Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                   For the Period from May 1, 1998 to June 30, 1998 (Unaudited)

From operations:
 Net investment income .....................................................      $       4,536
 Realized loss on investments ..............................................             (4,112)
 Unrealized gain on investments ............................................              6,524
                                                                                  -------------
  Net decrease in assets from operations ...................................              6,948
                                                                                  -------------

From capital share transactions (note 4):
 Received from shares sold .................................................          2,001,000
                                                                                  -------------

  Increase in net assets ...................................................          2,007,948

Net Assets:
 Beginning of period .......................................................                  0
                                                                                  -------------

 End of period (a) .........................................................       $  2,007,948
                                                                                   ============

(a) Includes undistributed net investment income of .........................      $      4,536
                                                                                   ============




-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
                   For the Period from May 1, 1998 to June 30, 1998 (Unaudited)

Per share data:
Net asset value, beginning of period .......................................      $       10.00
Income from investment operations:
 Net investment income .....................................................               0.02
 Net realized and unrealized gain on investments ...........................               0.01
                                                                                  -------------
  Total gain from investment operations ....................................               0.03
                                                                                  -------------

Net asset value, end of period .............................................      $       10.03

Total return ...............................................................               0.34%(b)

Ratios and supplemental data:
 Ratio of expenses to average net assets ...................................               1.43%(a)
 Ratio of net investment income to average net assets ......................               1.37%(a)
Portfolio turnover rate ....................................................                  9%
Average commission rate (c) ................................................      $        0.03

Net assets at end of period (millions) .....................................      $         2.0

(a) Annualized
(b) Calculated on an aggregate basis (not annualized)
(c) Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold by the portfolio.

The accompanying notes are an integral part of these financial statements.

HIGH INCOME BOND PORTFOLIO
OHIO NATIONAL FUND, INC.

OBJECTIVE

The High Income Bond Portfolio seeks high current income by investing primarily in lower rated corporate debt obligations.

PERFORMANCE AS OF JUNE 30, 1998

TOTAL RETURN:
Since inception (5/1/98) 1.12%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS

Two opposing factors impacted the high yield market during the six months ended June 30, 1998. Domestic economic growth continued strong while Asian economies continued to struggle. Concerns about Asia's impact on the domestic economy caused high yield bond spreads to widen and high yield performance to falter late in the second quarter. However, strong first quarter performance for high yield bonds allowed them to outperform high quality bonds for the six-month period.

        The High Income Bond Portfolio's holdings of high yield bonds was initialized during May of 1998. For the two months ended June 30, the portfolio generated performance above both the Lehman Brothers High Yield Bond Index and the Lipper High Current Yield Fund average. As of June 30, the portfolio held positions in 86 issuers, with industry overweights in telecommunication, broadcasting and cable television.

        The performance of the high yield market over the balance of 1998 will be a function of the domestic economy and strength of corporate profits. We believe that the domestic economy is slowing. However, we believe the economy will not sink into recession and the lull in the economy in the second half of 1998 may set the stage for a continuation of the current business cycle into 1999.

CHANGE IN VALUE OF $10,000 INVESTMENT

                                           5/98              6/98
                                         -------           --------
Equity Income Portfolio
(Commenced operations May 1, 1998)       $10,000           $10,034

S&P 500 Index                            $10,000           $10,143


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

TOP 10 HOLDINGS AS OF JUNE 30, 1998

                                                             % of Portfolio

1. Tenet Health Corp Sr Sub Ser 144A 8.125% 12/1/08                2.50
2. Allied Waste N.A., Inc 10.25% 12/1/06                           2.18
3. Premier Parks Inc Cpn 0% till 4/03 then 10% 3/1/08              2.15
4. NTL, Inc Sr Defd 0% til 2003 then 9.0% 4/1/08                   2.10
5. Sinclair Broadcast Group 8.75% 12/15/07                         2.05
6. Viacom Inc Sub Deb 8.00% 7/7/06                                 2.05
7. Chancellor Media Corp 8.125% 12/15/07                           2.01
8. Intermedia Communication, Sr Note 8.60% 6/1/08                  2.01
9. Revlon Consumer Products Corp Ser 144A 8.625% 2/1/08            1.99
10. Polymer Group Inc Ser 144A 8.75% 3/1/08                        1.98


TOP 5 INDUSTRIES AS OF JUNE 30, 1998                          % of Portfolio

Communications                                                     20.75
Consumer Products                                                   9.79
Cable TV                                                            8.06
Entertainment & Leisure                                             7.86
Broadcast TV & Radio                                                7.63

Investments in lower rated bonds are subject to a greater risk of loss of principal and interest than investments in higher rated bonds. Purchasers should carefully assess the risks associated with investment in this portfolio.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

SCHEDULE OF INVESTMENTS
                                                  JUNE 30, 1998 (UNAUDITED)

    FACE                                                           MARKET
   AMOUNT           LONG-TERM BONDS & NOTES                        VALUE
--------------------------------------------------------------------------------
             ADVERTISING (1.8%)
    $50,000  Lamar Advertising Co.
                8.625%  09-15-07                                $   51,375
    125,000  Outdoor Systems Inc.
                8.875%  06-15-07                                   130,625
                                                                ----------
                                                                   182,000
                                                                ----------
             AUTOMOTIVE AND RELATED (1.1%)
    100,000  Collins & Aikman Products
                11.500%  04-15-06                                  111,875
                                                                ----------

             BANKING (2.0%)
    175,000  First Nationwide Escrow
                10.625%  10-01-03                                  197,312
                                                                ----------

             BROADCAST RADIO/TV (6.3%)
    100,000  Big City Radio     due 03-15-05
                0% till 3-15-01 then 11.250%                        76,000
    200,000  Chancellor Media Corp.
                8.125%  12-15-07                                   203,000
     50,000  Cummulus Media Inc.
                10.375%  07-01-08                                   50,000
    150,000  Fox/Liberty Networks   due 08-15-07
               0% till 08-01-02 then 9.750%                        103,500
    200,000  Sinclair Broadcast Group
                8.750%  12-15-07                                   207,000
                                                                ----------
                                                                   639,500
                                                                ----------
             BUSINESS SERVICES (4.8%)
     75,000  Dialog Corp.
                11.000%  11-15-07                                   82,500
    100,000  Fisher Scientific Intl.
                9.000%  02-01-08                                   100,000
    100,000  Sitel Corp.
                9.250%  03-15-06                                    97,500
    100,000  United Stationers Supplies
                8.375%  04-15-08                                   100,500
    100,000  US Office Products
                9.750%  06-15-08                                   101,125
                                                                ----------
                                                                   481,625
                                                                ----------
             CABLE TV (8.1%)
    125,000  Diamond Cable Comm. due 02-15-07
                0% till 02-01-02 then 10.750%                       92,500
    100,000  Lenfest Communications
                8.375%  11-01-05                                   106,750
    325,000  NTL Inc. due 04-01-08
                0% till 04-01-03 then 9.750%                       212,875
    100,000  Pegasus Communications
                9.625%  10-15-05                                   103,500
    125,000  Rogers Cablesystems Ltd.
                10.000%  03-15-05                                  139,375
    100,000  Telewest PLC       due 10-01-07
                0% till 10-01-00 then 11.000%                       83,000
    125,000  United Intl. Hlgs.    due 02-15-08
                0% till 02-15-03 then 10.750%                       78,125
                                                                ----------
                                                                   816,125
                                                                ----------
             COMMUNICATIONS (19.7%)
    $50,000  American Cellular Corp.
                10.500%  05-15-08                                  $50,125
     50,000  Arch Communications Group
                12.750%  07-01-07                                   50,750
    150,000  Call-Net Enterprises Inc.   due 03-15-05
                0% till 3-15-01 then 11.25%                        105,750
    150,000  ICG Services Inc.     due 08-15-07
                0% till 8-15-02 then 9.750%                         87,750
    200,000  Intermedia Communications
                8.600%  06-01-08                                   203,500
    100,000  IXC Communications Inc.
                9.000%  04-15-08                                   100,750
    200,000  Level 3 Communication
                9.125%  05-01-08                                   196,000
    225,000  Mcleod     due 03-01-07
                0% till 03-02-02 then 10.500%                      168,750
    200,000  Metronet Escrow Corp.    due 06-15-08
                0% till 06-01-03 then 9.950%                       124,750
    300,000  Nextel Communications    due 02-15-08
                0% till 02-16-03 then 9.950%                       194,625
    150,000  Nextlink Communications  due 04-15-08
                0% 04-01-01 then 9.450%                             92,625
    100,000  Paging Network
                10.000%  08-01-07                                  104,500
    100,000  Psinet Inc.
                10.000%  02-15-05                                  102,750
    175,000  Qwest Communications   due 10-15-07
                0% 10-01-02 the 9.470%                             131,469
    100,000  Telecommunications Technology
                9.750%  05-15-08                                   102,750
    150,000  Telesystem Intl.       due 06-30-07
                0% till 06-02-02 then 13.250%                       99,375
     75,000  Teligent Inc.
                11.500%  12-01-07                                   75,937
                                                                ----------
                                                                 1,992,156
                                                                ----------
             CONSUMER PRODUCTS (8.8%)
    100,000  Amscan Holdings
                9.875%  12-15-07                                   101,500
    100,000  Diamond Brands
                10.125%  04-15-08                                  100,500
    100,000  NBTY Inc.
                8.625%  10-15-07                                   102,000
    100,000  Playtex Family Products
                9.000%  12-15-03                                   103,000
    200,000  Revlon Consumer Products Corp.
                8.625%  02-01-08                                   201,000
    125,000  Sealy Mattress Co.     due 12-15-07
                0% till 12-01-02 then 10.875%                       81,875
    100,000  Tenki-Flex Inc.
                9.250%  03-01-08                                   100,500
    100,000  The Boyd Collection
                9.000%  05-15-08                                   100,250
                                                                ----------
                                                                   890,625
                                                                ----------

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS

    FACE                                                        MARKET
   AMOUNT           LONG-TERM BONDS & NOTES                      VALUE
------------------------------------------------------------------------------

             CHEMICALS (3.5%)
   $150,000  ISF Holdings Inc.
                9.000%  10-15-03                                $156,375
    200,000  Polymer Group Inc.
                8.750%  03-01-08                                 200,500
                                                              ----------
                                                                 356,875
                                                              ----------
             ENTERTAINMENT AND LEISURE (7.9%)
    100,000  Amp Group        due 03-15-06
                0% till 03-01-01 then 12.250%                     80,500
    175,000  CSC Holdings Inc.
                9.250%  11-01-05                                 188,125
    325,000  Premeir Parks Inc.     due 04-01-08
                0% till 04-01-03 then 10.000%                    217,750
    100,000  Regal Cinemas Inc.
                9.500%  06-01-08                                 101,500
    200,000  Viacom Inc.
                8.000%  07-07-06                                 207,250
                                                              ----------
                                                                 795,125
                                                              ----------
             FOOD AND RELATED (7.5%)
    150,000  Ameriserve Food Distribution Inc.
                10.125%  07-15-07                                155,063
    100,000  Aurora Foods Inc.
                9.875%  02-15-07                                 106,500
     75,000  Digiorgio Corp.
                10.000%  06-15-07                                 74,812
    100,000  Eagle Family Foods
                8.750%  01-15-08                                  98,000
    100,000  International Home Foods
                10.375%  11-01-06                                109,500
    100,000  Jitney Jungle Stores
                10.375%  09-15-07                                107,250
    100,000  Stater Brothers Holdings
                9.000%  07-01-04                                 103,000
                                                              ----------
                                                                 754,125
                                                              ----------
             INDUSTRIAL SERVICES (6.8%)
    100,000  ACME Television
                10.875%  09-30-04                                 83,000
    200,000  Allied Waste N.A. Inc.
                10.250%  12-01-06                                220,250
    100,000  Amphenol Corp.
                9.875%  05-15-07                                 105,750
     75,000  Grove Worldwide LLC
                9.250%  05-01-08                                  74,625
    100,000  JTM Industries Inc.
                10.000%  04-15-08                                102,000
    100,000  Wesco Distributions
                9.125%  06-01-08                                  99,500
                                                              ----------
                                                                 685,125
                                                              ----------
             MEDIA AND PUBLISHING (2.0%)
    100,000  Hollinger Intl. Publishing
                9.250%  02-01-06                                 105,000
    100,000  Ziff Davis Inc.
                8.500%  05-01-08                                 101,500
                                                              ----------
                                                                 206,500
                                                              ----------
           MEDICAL AND RELATED (5.9%)
 $100,000  Chattem Inc.
              8.875%  04-01-08                                   $99,250
  100,000  Conmed Corp.
              9.000%  03-15-08                                   100,000
  100,000  Hudson Respiratory Care Inc.
              9.125%  04-15-08                                    95,500
   50,000  Oxford Health Plans Inc.
              11.000%  05-15-05                                   51,250
  250,000  Tenet Health Corp.
              8.125%  12-01-08                                   252,500
                                                              ----------
                                                                 598,500
                                                              ----------
           OIL, ENERGY & NATURAL GAS (6.8%)
  100,000  Chiles Offshore LLC
              10.000%  05-01-08                                   97,000
  100,000  Dailey International
              9.500%  02-15-08                                    98,500
  200,000  KCS Energy
              8.875%  01-15-08                                   191,000
  100,000  Nuevo Energy Co.
              8.875%  06-01-08                                   101,750
  100,000  Pride Petroleum Services
              9.375%  05-01-07                                   105,750
  150,000  Universal Compression  due 02-15-08
              0% till 02-15-03 then 9.875%                        95,250
                                                              ----------
                                                                 689,250
                                                              ----------
           TEXTILES AND RELATED (1.9%)
   75,000  Glenoit Corp.
              11.000%  04-15-07                                   80,625
  100,000  Pillowtex Corp.
              10.000%  11-15-06                                  107,500
                                                              ----------
                                                                 188,125
                                                              ----------
           TRANSPORTATION AND EQUIPMENT (1.2%)
  125,000  Stena Line AB
              10.625%  06-01-08                                  127,188
                                                              ----------

           UTILITIES (0.3%)
   50,000  Niagara Mohawk Power  due 07-01-10
              0% till 07-01-03 then 8.500%                        34,609
                                                              ----------
           TOTAL LONG-TERM BONDS & NOTES
             (96.4%) (COST  $9,718,845)                       $9,746,640
                                                              ==========

                                                                 MARKET
  SHARES               PREFERRED STOCK                           VALUE
------------------------------------------------------------------------
           COMMUNICATIONS (0.5%)
       50  Benedek Communications                                $50,000
                                                              ----------

           MEDIA AND PUBLISHING (1.3%)
    1,300  Primedia Inc. Series G 8.625%                         126,750
                                                              ----------

           TOTAL PREFERRED STOCKS
              (1.8%)  (COST  $179,025)                          $176,750
                                                              ----------

                                                             (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS

                                                      JUNE 30, 1998 (UNAUDITED)

    FACE                                                MARKET
   AMOUNT            REPURCHASE AGREEMENTS              VALUE
-------------------------------------------------------------------------------
             FINANCIAL (1.0%)
    $97,000  Star Bank 5.200% due 07-01-98
               repurchase price $97,014
               collateralized by GNMA certificates,
               pool # 8375
               due 02-20-24 (cost $97,000)              $97,000
                                                    -----------

             TOTAL REPURCHASE AGREEMENTS
                (1.0%) (COST $97,000)                   $97,000
                                                    -----------

             TOTAL HOLDINGS
                (COST  $9,994,870)(A)               $10,020,390
                                                    ===========



(a) Also represents cost for Federal income tax purposes.


The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                      JUNE 30, 1998 (UNAUDITED)

Assets:
 Investments in securities at market value
  (note 1) (cost $9,994,870) ................................        $10,020,390
 Cash in bank ...............................................                744
 Dividends and accrued interest receivable ..................            145,628
 Other ......................................................              3,482
                                                                     -----------
  Total assets ..............................................         10,170,244
                                                                     -----------

Liabilities:
 Payable for securities purchased ...........................             50,000
 Payable for investment management services
  (note 3) ..................................................              6,213
 Other accrued expenses .....................................                900
                                                                     -----------

  Total liabilities .........................................             57,113
                                                                     -----------

Net assets at market value ..................................        $10,113,131
                                                                     ===========

Net assets consist of:
 Par value, $1 per share ....................................        $ 1,000,100
 Paid-in capital in excess of par value .....................          9,000,900
 Net unrealized appreciation on investments (note 1) ........             25,520
 Undistributed net investment gain ..........................             86,611
                                                                     -----------

Net assets at market value ..................................        $10,113,131
                                                                     ===========

Shares outstanding (note 4) .................................          1,000,100

Net asset value per share ...................................        $     10.11
                                                                     ===========


Statement of Operations
                                       MAY 1, 1998 TO JUNE 30, 1998 (UNAUDITED)

Investment income:
 Interest ...................................................        $   101,346
                                                                     -----------

Expenses:
 Management fees (note 3) ...................................             12,386
 Custodian fees (note 3) ....................................                930
 Directors fees (note 3) ....................................                 60
 Professional fees ..........................................                 75
 Accounting and transfer agent fees .........................              1,095
 Other ......................................................                189
                                                                     -----------

  Total expenses ............................................             14,735
                                                                     -----------

  Net investment income .....................................        $    86,611
                                                                     -----------

Unrealized gain on investments:
 Net increase in unrealized appreciation on
   investments ..............................................        $    25,520
                                                                     -----------

   Net increase in net assets from operations ...............        $   112,131
                                                                     ===========


The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
                    FOR THE PERIOD FROM MAY 1, 1998 TO JUNE 30, 1998 (UNAUDITED)

From operations:
 Net investment gain ...................................      $       86,611
 Unrealized gain on investments ........................              25,520
                                                              --------------
  Net increase in assets from operations ...............             112,131
                                                              --------------

From capital share transactions (note 4):
 Received from shares sold .............................          10,001,000
                                                              --------------

  Increase in net assets ...............................          10,113,131

Net Assets:
 Beginning of period ...................................                   0
                                                              --------------

 End of period (a) .....................................      $   10,113,131
                                                              ==============

(a) Includes undistributed net investment income of ....      $       86,611
                                                              ==============

FINANCIAL HIGHLIGHTS

                    FOR THE PERIOD FROM MAY 1, 1998 TO JUNE 30, 1998 (UNAUDITED)

Per share data:
Net asset value, beginning of period ...................      $        10.00
Income from investment operations:
 Net investment gain ...................................                0.09
 Net unrealized gain on investments ....................                0.02
                                                              --------------
  Total loss from investment operations ................                0.11
                                                              --------------

Ret asset value, end of period .........................      $        10.11
                                                              ==============

Total return ...........................................                1.12%(b)

Ratios and supplemental data:
 Ratio of expenses to average net assets ...............                0.88%(a)
 Ratio of net investment income to average net assets ..                5.16%(a)

Net assets at end of period (millions) .................      $         10.1




(a) Annualized
(b) Calculated on an aggregate basis (not annualized)

The accompanying notes are an integral part of these financial statements.

SMALL CAP GROWTH PORTFOLIO
Ohio National Fund, Inc.

 OBJECTIVE

The Small Cap Growth Portfolio seeks capital appreciation by investing primarily in common stocks of emerging growth companies.

 PERFORMANCE AS OF JUNE 30, 1998

TOTAL RETURN:
Since inception (5/1/98) -1.78%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

COMMENTS

In the second quarter, small cap stocks did not build on the strong performance they exhibited in the first quarter. Concern over ongoing weakness in Asia and potentially slowing corporate earnings growth here in the U.S. prompted investors to return their focus to large-cap, blue-chip stocks. The market continues to perceive safety in these stocks despite large-cap stocks' typically greater exposure to Asia and slowing earnings growth rates.

        Despite this lackluster environment, we managed to produce significant outperformance relative to the benchmark Russell 2000 Growth Index. Our performance was supported by superior stock selection in the broad technology area and strong performance from several consumer stocks.

        We enjoyed continued strong performance from a UK-based company called ECSoft Group PLC, a systems-integrator company providing consulting and installation primarily to European-based companies. The company is executing its strategy very successfully and is benefiting from a strong European economy.

        Going forward, despite the lack of investor interest in small-cap stocks, we see positive fundamentals for many smaller companies. However, we also believe the volatility the markets have endured in the last year will continue. Despite this volatility, we believe our fundamental research process and valuation discipline will enable us to produce solid long-term performance.

CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                 5/98     6/98
                                                                 ----     ----
Small Cap Growth Portfolio (Commenced operations May 1, 1998)   10,000   $9,822
Russell 2000 Index                                              10,000   $9,450

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.


TOP 10 STOCKS AS OF JUNE 30, 1998

                                                     % of Portfolio
1.   Realnetworks Inc                                     5.70
2.   ECSoft Group PLC                                     2.96
3.   Gemstar Intl Group LTD                               2.86
4.   Education Management Corp                            1.84
5.   Select Appointments Holdings PLC-ADR                 1.80
6.   ITT Educational Services Inc                         1.80
7.   Four Seasons Hotels                                  1.79
8.   TSI International Software LTD                       1.75
9.   Micromuse Inc                                        1.66
10.  Systems & Computer Technology Corp                   1.65

TOP 5 INDUSTRIES AS OF JUNE 30, 1998
                                                      % of Portfolio
Computer & Related                                       21.73
Communications                                           12.25
Business Services                                        11.10
Pre-Packaged Software                                    10.14
Financial Services                                        6.73

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

                                                           MARKET
SHARES               U.S. COMMON STOCK                     VALUE
-------------------------------------------------------------------------------
         ADVERTISING (1.6%)
   900  *TMP Worldwide Inc.                               $31,387
                                                        ---------

         AUTOMOTIVE AND RELATED (0.2%)
   100  *National RV Holdings Inc.                          4,512
                                                        ---------

         BROADCAST RADIO AND TV (2.8%)
   200  *CD Radio Inc.                                      7,700
   300  *Emmis Broadcasting Corp. CL A                     14,344
   300  *Jacor Communications CL A                         17,700
   400  *Univision Communications Inc.                     14,900
                                                        ---------
                                                           54,644
                                                        ---------
         BUSINESS SERVICES (0.7%)
   500  *Compass Int. Services Corp.                        4,750
   400  *Professional Detailing                             9,950
                                                        ---------
                                                           14,700
                                                        ---------
         COLLECTIBLES (0.9%)
   900  *Media Arts Group Inc.                             17,325
                                                        ---------

         COMMUNICATIONS (3.9%)
   600  *Com Twenty-One Inc.                               12,750
   200  *Echostar Communication                             4,812
 1,200  *Paging Network Inc.                               16,800
   300  *Premisys Communications Inc.                       7,462
   400  *Skytel Communications Inc.                        16,384
   400  *Tekelec Inc.                                      17,900
                                                        ---------
                                                           76,108
                                                        ---------
         COMPUTER SERVICES (10.8%)
   700  *Atlantic Data Services                            13,431
 1,400  *Brightstar Inform. Tech. Group Inc.               19,425
 2,000  *Carreker-Antinori Inc.                            21,000
   500  *Cognizant Tech Solutions Corp.                     6,031
   700  *Computer Horizons Corp.                           25,944
   500  *Intelligroup Inc.                                  8,875
   200  *Mastech Corp.                                      5,625
 1,200  *Systems & Computer Tech. Corp.                    32,400
   800  *Technology Solutions Corp.                        25,350
 1,100  *Tier Technologies Inc.                            19,594
 1,500  *TSI Intl. Software Corp.                          34,312
                                                        ---------
                                                          211,987
                                                        ---------
         COMPUTER SOFTWARE (11.3%)
   300  *Brio Technology Inc.                               4,013
   500  *Electronic Processing Inc.                         6,000
 1,000  *Filenet Corp.                                     28,875
   500  *Information Mgt. Resources                        16,906
   900  *Inso Corp.                                        12,319
   300  *JDA Software Group Inc.                           13,125
   300  *Mapics Inc.                                        5,906
   800  *Micromuse Inc.                                    32,650
   100  *Microstrategy Inc.                                 2,825
   600  *Memco Software Ltd.                               11,400
   500  *New Era of Networks Inc.                          15,250
   300  *Peregrine Systems Inc.                             8,550
 1,900  *Pervasive Software Inc.                           19,712
   600  *Remedy Corp.                                      10,200
   100  *Siebel Systems Inc.                                3,225
   700  *Software AG Systems Inc.                          20,475
   100   Timberline Software Corp.                          2,356
 1,100  *Viagraphix Corp.                                   8,525
                                                        ---------
                                                          222,312
                                                        ---------

         CONSUMER PRODUCTS (3.0%)
   400  *Fossil Inc.                                       $9,950
   200  *French Fragrances                                  3,125
   600   Movado Group Inc.                                 18,150
   500  *Rocky Shoes & Boots Inc.                           7,125
   100  *Timberland Co. CL A                                7,194
   600  *Tropical Sportswear Intl.                         12,750
                                                        ---------
                                                           58,294
                                                        ---------
         EDUCATIONAL SERVICES (5.1%)
   200  *Corporate Family Solutions Inc.                    5,000
 1,100  *Education Management Corp.                        36,163
   700  *Computer Learning Centers                         17,213
 1,100  *ITT Educational Services Inc.                     35,475
   200   Strayer Education Inc.                             7,250
                                                        ---------
                                                          101,101
                                                        ---------
         ELECTRICAL EQUIPMENT (5.2%)
   700  *Applied Micro Circuits                            18,113
 1,500  *Gemstar Intl. Group Ltd.                          56,156
   600  *PMC-Sierra Inc.                                   28,125
                                                        ---------
                                                          102,394
                                                        ---------
         ENTERTAINMENT AND LEISURE (2.9%)
   900  *Royal Olympic Cruise Lines                         9,000
   300  *SFX Entertainment                                 13,763
   800  *Steiner Leisure Ltd.                              24,200
   300  *Travel Services Intl. Inc.                         9,862
                                                        ---------
                                                           56,825
                                                        ---------
         FINANCIAL SERVICES (5.6%)
   700   Arm Financial Group Inc. CL A                     15,488
 1,100  *Financial Federal Corp.                           29,494
   900  *Franchise Mortgage Co.                            23,456
   700  *Imperial Credit Ind. Inc.                         16,450
   200  *NCO Group Inc.                                     4,400
   100  *Unicapital Corp.                                   1,912
   800   Waddell & Reed                                    19,150
                                                        ---------
                                                          110,350
                                                        ---------
         FOOD AND RELATED (0.5%)
   500  *P.J. America Inc.                                  9,125
                                                        ---------

         HOTEL/LODGING (3.0%)
 1,000   Four Seasons Hotels Inc.                          35,250
   500   Intrawest Resorts                                  9,969
   500  *Resortquest International                          8,156
   400  *Silverleaf Resorts Inc.                            6,100
                                                        ---------
                                                           59,475
                                                        ---------
         HUMAN SERVICES (6.7%)
   700  *Acsys Inc.                                         9,625
   300  *Data Processing Resources Inc.                     9,319
   500  *Hall Kinion & Assoc.                                3,344
   200  *On Assignment Inc.                                 6,987
   200  *Provant Inc.                                       3,675
   400  *Robert Half Intl. Inc.                            22,350
 1,000  *Romac Intl. Inc.                                  30,375
   400  *Staff Leasing Inc.                                11,800
   700  *Staffmark Inc.                                    25,638
   400  *Vincam Group Inc.                                  7,850
                                                        ---------
                                                          130,963
                                                        ---------

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS

                                                          MARKET
SHARES               U.S. COMMON STOCK                    VALUE
------------------------------------------------------------------------------
             INDUSTRIAL SERVICES (2.0%)
       100  *Rental Service Corp.                             $3,362
       600  *Richie Bros. Auctioneers Inc.                    15,938
       900  *U.S. Liquids Inc.                                19,575
                                                          ----------
                                                              38,875
                                                          ----------
             INTERNET SOFTWARE AND SERVICES (11.2)%
       200  *Earthlink Network Inc.                           15,350
       100  *Excite Inc.                                       9,350
       500  *Exodus Communication Inc.                        22,375
       600  *Network Solutions                                27,000
     3,000  *Realnetworks Inc.                               111,938
       600  *Verio Inc.                                       14,925
     1,500  *Wavephore                                        17,344
                                                          ----------
                                                             218,282
                                                          ----------
             INSURANCE SERVICES (0.3%)
       200  *Inspire Insurance Solutions                       6,650
                                                          ----------

             MEDIA AND PUBLISHING (0.5%)
       400  *Peterson Companies                               10,250
                                                          ----------

             MEDICAL AND RELATED (2.8%)
       400  *Envoy Corp.                                      18,950
       100  *Healthcare Financial Partners Inc.                6,131
       200  *Lincare Holdings Inc.                             8,413
       500  *Ocular Sciences Inc.                             16,250
       400  *Schick Technology                                 6,175
                                                          ----------
                                                              55,919
                                                          ----------
             MOTION PICTURES & SERVICES (0.2%)
       200  *Macrovision Corp.                                 4,775
                                                          ----------

             NETWORK PRODUCTS (4.4%)
       900  *Concord. Communications                          23,006
       500  *International Network Services                   20,500
       200  *ISS Group                                         7,525
       300  *MMC Networks Inc.                                 9,562
       700  *Visual Networks Inc.                             25,638
                                                          ----------
                                                              86,231
                                                          ----------
             REAL ESTATE AND LEASING (1.0%)
       600  *CB Commercial Real Estates Svcs.                 20,063

             RETAIL (1.8%)
       600  *1-800 Contacts Inc.                               9,150
       800  *Gadzooks Inc.                                    22,050
       100  *Restoration Hardware Inc.                         2,512
       100  *Software Net Corp.                                1,912
                                                          ----------
                                                              35,624
                                                          ----------
             RETIREMENT/AGED CARE (1.1%)
     1,100  *Balanced Care                                     7,975
       400  *Sunrise Assisted Living Inc.                     13,750
                                                          ----------
                                                              21,725
                                                          ----------
             TRANSPORTATION (1.4%)
       100   Skywest Inc.                                    $28,000
                                                          ----------

             VITAMINS/NUTRITION PRODUCTS (2.7%)
       400  *Balance Bar Co.                                   5,750
       900  *NBTY Inc.                                        16,538
       300  *Natural Alternatives Intl. Inc.                   6,000
       200  *Twinlab Corp.                                     8,737
       500  *Usana Inc.                                       15,563
                                                          ----------
                                                              52,588
                                                          ----------
              TOTAL U.S. COMMON STOCK
               (93.6%) (COST $1,788,183)                  $1,840,684

                                                             MARKET
SHARES            FOREIGN COMMON STOCK                       VALUE
-------------------------------------------------------------------------------
             IRELAND (1.0%)
             COMPUTER SERVICES
       400  *Saville Systems Ireland PLC ADR                 $20,050
                                                          ----------

             SWEDEN (0.3%)
             AEROSPACE
       500  *Indigo Aviation AB ADR                            5,438
                                                          ----------

             UNITED KINGDOM (5.1%)
             BUILDING/RESIDENTAL
     1,200  *Fairfield Communities Inc.                        5,756
                                                          ----------
             COMPUTER SERVICES
       800  *Ecsoft Group PLC                                 58,275
                                                          ----------
             HUMAN SERVICES
     1,200   Select Appointments Holdings ADR                 35,400
                                                          ----------
             TOTAL UNITED KINGDOM                             99,431
                                                          ----------

            TOTAL FOREIGN COMMON STOCK
               (6.4%) (COST $120,380)                       $124,919
                                                          ----------

 FACE                                                       MARKET
AMOUNT           REPURCHASE AGREEMENTS                      VALUE
-------------------------------------------------------------------------------
           FINANCIAL (1.0%)
$1,337,000 Star Bank 5.20% due 7-01-98
           repurchase price $20,003
           collateralized by GNMA certificates
           pool # 8375
           due 02-20-24 (COST $20,000)                    $   20,000
                                                          ----------
         TOTAL REPURCHASE AGREEMENTS
           (1.0%) (COST $20,000)                          $   20,000
                                                          ----------

         TOTAL HOLDINGS
           (COST $1,928,563) (a)                          $1,985,603
                                                          ----------



* Non-income producing securities.
(a) Also represents cost for Federal Income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                   JUNE 30, 1998 (UNAUDITED)
Assets:
 Investments in securities at market value
  (note 1) (cost $1,928,563) ...............................        $ 1,985,603
 Cash in bank ..............................................                276
 Receivable for securities sold ............................              2,650
 Dividends and accrued interest receivable .................                 93
 Other .....................................................              3,250
                                                                    -----------
  Total assets .............................................          1,991,872
                                                                    -----------

Liabilities:
 Payable for securities purchased ..........................             23,881
 Payable for investment management services
  (note 3) .................................................              1,361
 Other accrued expenses ....................................              1,172
                                                                    -----------
  Total liabilities ........................................             26,414
                                                                    -----------

Net assets at market value .................................        $ 1,965,458
                                                                    ===========

Net assets consist of:
 Par value, $1 per share ...................................        $   200,100
 Paid-in capital in excess of par value ....................          1,800,900
 Accumulated undistributed net realized loss on
  investments ..............................................            (89,002)
 Net unrealized appreciation on investments (note 1) .......             57,040
 Undistributed net investment loss .........................             (3,580)
                                                                    -----------

Net assets at market value .................................        $ 1,965,458
                                                                    ===========

Shares outstanding (note 4) ................................            200,100

Net asset value per share ..................................        $      9.82
                                                                    ===========

STATEMENT OF OPERATIONS
                                        MAY 1, 1998 TO JUNE 30, 1998 (UNAUDITED)

Investment income:
 Interest ..................................................        $     1,367
 Dividends .................................................                128
                                                                    -----------

  Total investment income ..................................              1,495
                                                                    -----------

Expenses:
 Management fees (note 3) ..................................              2,771
 Custodian fees (note 3) ...................................                900
 Directors fees (note 3) ...................................                 60
 Professional fees .........................................                 60
 Accounting and transfer agent fees ........................              1,095
 Other .....................................................                189
                                                                    -----------

  Total expenses ...........................................              5,075
                                                                    -----------

  Net investment loss ......................................        ($    3,580)
                                                                    -----------

Realized and unrealized gain (loss) on investments:
 Net realized loss from investments ........................        ($   89,002)
 Net increase in unrealized appreciation on
   investments .............................................             57,040
                                                                    -----------

   Net loss on investments .................................            (31,962)
                                                                    -----------

   Net decrease in net assets from operations ..............        ($   35,542)
                                                                    ===========



The accompanying notes are an integral part of these financial statements.


OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                   FOR THE PERIOD FROM MAY 1, 1998 TO JUNE 30, 1998 (UNAUDITED)

From operations:
 Net investment loss .......................................      ($      3,580)
 Realized gain (loss) on investments .......................            (89,002)
 Unrealized gain on investments ............................             57,040
                                                                  -------------
  Net decrease in assets from operations ...................            (35,542)
                                                                  -------------

From capital share transactions (note 4):
 Received from shares sold .................................          2,001,000
                                                                  -------------

  Increase in net assets ...................................          1,965,458

Net Assets:
 Beginning of period .......................................                  0
                                                                  -------------

 End of period (a) .........................................      $   1,965,458
                                                                  =============

(a) Includes undistributed net investment loss of ..........      ($      3,580)
                                                                  =============

FINANCIAL HIGHLIGHTS

FOR THE PERIOD FROM MAY 1, 1998 TO JUNE 30, 1998 (UNAUDITED)

Per share data:
Net asset value, beginning of period .......................      $       10.00
Loss from investment operations:
 Net investment loss .......................................              (0.02)
 Net realized and unrealized loss on investments ...........              (0.16)
                                                                  -------------
  Total loss from investment operations ....................              (0.18)
                                                                  -------------

Net asset value, end of period .............................      $        9.82
                                                                  =============

Total return ...............................................              (1.78%)(b)

Ratios and supplemental data:
 Ratio of expenses to average net assets ...................               1.61%(a)
 Ratio of net investment income to average net assets ......              (1.13%)(a)
Portfolio turnover rate ....................................                 28%
Average commission rate (c) ................................      $        0.06

Net assets at end of period (millions) .....................      $         2.0

(a) Annualized
(b) Calculated on an aggregate basis (not annualized)
(c) Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold by the portfolio.

The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (UNAUDITED)

(1) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES Ohio National Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a series investment company which consists of twenty separate investment portfolios that seek the following investment objectives:

EQUITY PORTFOLIO - long-term growth of capital by investing principally in common stocks or other equity securities. Current income is a secondary objective.

MONEY MARKET PORTFOLIO - maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

BOND PORTFOLIO - high level of return consistent with preservation of capital by investing primarily in high quality intermediate and long-term debt securities.

OMNI PORTFOLIO - high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

INTERNATIONAL PORTFOLIO - long-term capital growth by investing primarily in common stocks of foreign companies.

CAPITAL APPRECIATION PORTFOLIO - maximum capital growth by investing primarily in common stocks that are (1) considered to be undervalued or temporarily out of favor with investors, or (2) expected to increase in price over the short term.

SMALL CAP PORTFOLIO - maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.

GLOBAL CONTRARIAN PORTFOLIO - long-term growth of capital by investing in foreign and domestic securities believed to be undervalued or presently out of favor.

AGGRESSIVE GROWTH PORTFOLIO - capital growth.

CORE GROWTH PORTFOLIO - long-term capital appreciation.

GROWTH & INCOME PORTFOLIO - long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

S&P 500 INDEX PORTFOLIO - total return that approximates that of the Standard & Poor's 500 Index ("S&P 500") by investing in common stocks and in stock index futures contracts hedged by U.S. Government obligations, investment grade corporate bonds and cash equivalents.

SOCIAL AWARENESS PORTFOLIO - long-term capital growth by investing primarily in common stocks and other equity securities of companies that, in the Advisor's opinion, conduct their business in a way that enhances society's quality of life.

STRATEGIC INCOME PORTFOLIO - high current income by investing at least 40% of its assets in a core group of U.S. government and corporate fixed income securities and the remainder in other income producing securities.

STELLAR PORTFOLIO - maximum total return by investing in domestic and foreign securities (equity and fixed income), real estate, precious metal securities, and money market securities.

RELATIVE VALUE PORTFOLIO - maximum total return consistent with reasonable risk by investing primarily in equity securities.

The following portfolios commenced operations on May 1, 1998:

BLUE CHIP PORTFOLIO - growth of capital and income by concentrating investment decisions in securities of high quality companies.

EQUITY INCOME PORTFOLIO - above average income and capital appreciation by investing primarily in high quality income producing equity securities including common stock, preferred stock, REIT's, and securities convertible into common stock.

HIGH INCOME BOND PORTFOLIO - seek high current income by investing primarily in lower rated corporate debt obligations commonly referred to as "junk bonds". The portfolio's investments are generally rated Baa or lower by Moody's, or BBB or lower by S&P or Fitch.

SMALL CAP GROWTH - capital appreciation by investing in and actively managing equity securities in emerging growth companies.

The following is a summary of significant accounting policies:

Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7, which approximates market value. All net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market

OHIO NATIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income from the remaining portfolios are declared and paid to shareholders quarterly and are recorded on the ex-dividend date. Distributions arising from accumulated net realized capital gains are recorded on the ex-dividend date and are distributed to shareholders at least once a year.

For all but the Money Market Portfolio, securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price or, if there has been no sale that day, at the last bid reported as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. Over-the-counter securities are valued at the last bid price as of the close of trading on the Exchange. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of such valuation.

Foreign currency exchange rates are generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation, which in the case of the International, Small Cap, Global Contrarian, Aggressive Growth, and Stellar Portfolios, would not be reflected in the computation of the portfolios' net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts (forward contracts). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

Each portfolio other than the Money Market Portfolio may (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at market value, and the related realized and unrealized gains and losses are included in the statement of operations. The portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to Ohio National Investments, Inc. `s ("ONI's"), the investment advisor to the Fund, investment strategy for the particular portfolio. The Fund may enter into such contracts to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations.

OHIO NATIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 1998 (Unaudited)

The S&P 500 Index Portfolio currently holds investments in S&P 500 Index Futures Contracts. The contracts in the S&P 500 Index Portfolio are fully hedged with commercial paper and/or US Treasuries. The futures contracts in the S&P 500 Index Portfolio at June 30, 1998 are as follows:

                 EXPIRATION  UNDERLYING FACE  UNREALIZED  CASH DEPOSITED
PURCHASED        DATE        AMOUNT AT VALUE  GAIN        AS MARGIN REQUIREMENT
--------         ----------  ---------------  ----------  ---------------------

92 S&P 500
 Index Contracts Sept `98      $25,392,612     $896,388        $304,509


Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of foreign securities in the International, Small Cap, Global Contrarian, Aggressive Growth, and Stellar Portfolios, in which dividends are recorded as soon after the ex-dividend date as the fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the first-in, first-out method except in the case of the Aggressive Growth and Growth and Income Portfolios in which the identified cost basis is used.

The books and records of all the portfolios are maintained in U.S. dollars. Foreign currency amounts in the International, Small Cap, Global Contrarian, Aggressive Growth and Stellar Portfolios are translated into U.S. dollars on the following basis:

(1) market value of investments, other assets and liabilities--at exchange rates prevailing at the end of the period.
(2) purchases and sales of investments, income and expenses--at the rates of exchange prevailing on the respective dates of such transaction.

Although the net assets and the market value of the portfolios are presented at the foreign exchange rates at the end of the period, the portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, for tax purposes, the portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to Federal income tax regulations.

Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

Each portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the portfolio under the 1940 Act.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassifications were made in the Small Cap, Aggressive Growth, and Core Growth
Portfolios: accumulated net investment loss has been decreased by $49,427, $28,961, and $31,403, respectively, resulting in a reclassification adjustment to decrease Paid-in capital in excess of par value by $49,427, $28,961, $31,403 respectively. This reclassification has no effect on net assets or net asset value per share.

For Federal income tax purposes, the Bond, Core Growth, Stellar, and Relative Value Portfolios had capital loss carryovers of $44,128, $447,567, $11,917, and $2,446 respectively, at December 31, 1997. If not offset by capital gains, $44,128 will expire in 2003 in the Bond Portfolio and $447,567, $11,917 and $2,446 will expire in 2005 in the Core Growth , Stellar, and Relative Value Portfolios, respectively. The

OHIO NATIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 1998 (Unaudited)

Board of Directors does not intend to authorize a distribution of any net realized gain for a portfolio until the capital loss carryover has been offset or expires.

It is the policy of the Fund to distribute to its shareholders substantially all of its taxable income, thus gaining relief from Federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for Federal income taxes has been made.

Most expenses of the Fund can be directly attributed to a portfolio. Expenses which cannot be directly attributed are allocated among the portfolios in the Fund based on average net assets.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The gross unrealized appreciation and depreciation on investments in each portfolio as of June 30, 1998 were as follows:


                                                                                    CAPITAL
                       EQUITY              BOND         OMNI      INTERNATIONAL  APPRECIATION
                       ------              ----         ----      -------------  ------------
Gross unrealized:
Appreciation ...... $ 132,959,150  $     974,172  $  67,103,184  $  18,712,154  $   8,054,842

Depreciation ......   (11,480,157)      (383,807)    (6,773,738)   (21,602,023)    (1,769,298)

Net Unrealized:
  Appreciation
  (Depreciation)..   (121,478,993)       590,365     60,329,446     (2,889,869)     6,285,544

                        SMALL        GLOBAL          AGGRESSIVE       CORE        GROWTH &
                         CAP       CONTRARIAN          GROWTH        GROWTH        INCOME
                         ---       ----------          ------        ------        ------

Gross unrealized:

Appreciation .... $  12,462,144  $   2,218,819  $   2,404,561  $   2,315,802  $   2,830,661


Depreciation ....    (2,827,093)    (1,634,655)    (1,350,528)      (221,429)    (1,889,592)

Net Unrealized:
  Appreciation ..     9,635,051        584,164      1,054,033      2,094,373        941,069


                                       SOCIAL       STRATEGIC                    RELATIVE
                       S&P 500       AWARENESS       INCOME         STELLAR        VALUE
                       -------       ---------       ------         -------        -----
Gross unrealized:

Appreciation .... $   3,506,158  $     590,175  $      67,015  $     252,461  $   1,373,501

Depreciation ....      (430,777)      (985,132)      (147,811)      (122,406)       (17,196)

Net Unrealized:
  Appreciation ..     3,075,381       (394,957)       (80,796)       130,055      1,356,305

OHIO NATIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 1998 (Unaudited)

                                             EQUITY    HIGH INCOME   SMALL CAP
                             BLUE CHIP      INCOME         BOND      GROWTH
                             ---------      ------         ----      ------
Gross unrealized:

Appreciation.................$76,664      $76,70,430   $  77,251  $162,887

Depreciation..................(86,572)       (67,935)    (51,731)  (105,847)

Net Unrealized:
  Appreciation.................(9,908)         6,524      25,520    57,040

(2) INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 1998 were as follows:

                                                                                        CAPITAL
                                   EQUITY        BOND        OMNI    INTERNATIONAL   APPRECIATION
                                   ------        ----        ----    -------------   ------------
Stocks & Bonds:

  Purchases...............    $  29,221,391    $3,280,273 $28,938,261  $10,321,625   $20,155,380

  Sales...................       18,202,989         1,706   6,689,119   21,993,630    14,374,424

U.S. Government
Obligations:

  Purchases...............               --            --          --           --     1,822,469

  Sales...................               --            --          --           --       125,000


                               SMALL       GLOBAL     AGGRESSIVE     CORE       GROWTH &
                                CAP      CONTRARIAN    GROWTH       GROWTH       INCOME
                                ---      ----------    ------       ------       ------
Stocks & Bonds:

  Purchases...............  $ 6,294,370  $6,294,370  $26,573,651  $5,489,371  $62,864,661

  Sales...................       26,754   4,398,184   21,963,306   5,023,315   39,607,306

U.S. Government
Obligations:

  Purchases...............           --          --      222,284          --          --

  Sales...................           --          --      215,000          --          --


                                           SOCIAL      STRATEGIC               RELATIVE
                                S&P 500   AWARENESS     INCOME     STELLAR       VALUE
                                -------   ---------     ------     -------       -----
Stocks & Bonds:

  Purchases.............    $31,385,932  $5,591,531  $3,012,063  $1,766,656   $3,766,280

  Sales..................        15,800   1,899,066   2,115,163   1,562,867      698,814
U.S. Government
Obligations:

  Purchases..............            --          --     382,270     518,326          --

  Sales..................            --          --     218,581     222,859          --

OHIO NATIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 1998 (Unaudited)

                                            EQUITY    HIGH INCOME   SMALL CAP
                            BLUE CHIP       INCOME        BOND       GROWTH
                            ---------       ------        ----       ------
Stocks & Bonds:

  Purchases.............    $2,285,098    $2,187,882  $9,897,870  $2,530,012

  Sales.................        88,218         3,637          --     532,447

U.S. Government
Obligations:

  Purchases.............           --             --          --          --

  Sales.................           --             --          --          --

(3) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS

    The Fund has an investment advisory agreement with Ohio National Investments, Inc. ("ONI") a wholly owned subsidiary of Ohio National Life Insurance Company (ONLIC), under the terms of which ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. As compensation for its services, ONI receives from the Fund annual fees on the basis of each portfolio's average daily net assets based on the following schedule: (a) for each of the Equity, Bond, Omni and Social Awareness Portfolios, 0.60% of the first $100 million of each Portfolio's net assets, 0.50% of the next $150 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $500 million of net assets, 0.30% of the next $1 billion of net assets, and 0.25% of net assets over $2 billion; (b) for the Money Market Portfolio, 0.30% of the first $100 million of net assets, 0.25% of the next $150 million of net assets, 0.23% of the net $250 million of net assets, 0.20% of the next $500 million of net assets, and 0.15% of net assets over $1 billion; (c) for the International, Global Contrarian, Relative Value, Small Cap Growth, and Blue Chip Portfolios, 0.90% of each Portfolio's net assets; (d) for the Capital Appreciation, Small Cap, Aggressive Growth and Strategic Income Portfolios, 0.80% of each Portfolio's net assets, (e) for the Core Growth Portfolio, 0.95% of the first $150 million of net assets, and 0.80% of net assets over $150 million;
    (f) for the Growth & Income Portfolio, 0.85% of the first $200 million of net assets and 0.80% of net assets over $200 million, (g) for the S&P 500 Index Portfolio, 0.40% of the first $100 million of net assets, 0.35% of the next $150 million of net assets, and 0.33% of net assets over $250 million;
    (h) for the Stellar Portfolio, 1.00% of that Portfolio's net assets; and (I) for the High Income Bond and Equity Income, 0.75% of each Portfolio's net assets. However, as to the Money Market Portfolio, the Advisor is presently waiving any of its fee in excess of 0.25%.

    Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisors for the International, Capital Appreciation, Small Cap, Global Contrarian, Aggressive Growth, Core Growth, Growth & Income, Small Cap Growth, Strategic Income, Stellar, Relative Value, High Income Bond, Equity Income, and Blue Chip Portfolios, subject to the approval of the Fund's Board of Directors. ONI has entered into Sub-Advisory Agreements with Societe Generale Asset Management Corp. ("SGAM"), T. Rowe Price Associates, Inc. ("TRPA"), Founders Asset Management, Inc. ("FAM"), Strong Capital Management, Inc. ("SCM"), Pilgrim Baxter & Associates, Ltd. ("PBA"), Robertson Stephens Investment Management, L.P. ("RSIM"), Star Bank, N.A. ("Star"), and Federated Investment Counseling ("FIC") respectively, to manage the investment and reinvestment of those Portfolios' assets, subject to the supervision of ONI. As compensation for their services, (a) SGAM receives from ONI fees at the annual rate of 0.65% of the International and Global Contrarian Portfolios' average daily net assets during the quarter for which the fee is paid, (b) TRPA receives from ONI a fee at an annual rate of 0.50% of average daily net assets of the Capital Appreciation Portfolio, (c) FAM receives from ONI a fee at an annual rate of 0.65% of the first $75 million, 0.60% of the next $75 million, and 0.55% of the average daily net asset value in excess of $150 million of the Small Cap Portfolio;
    (d) SCM receives from ONI a fee at an annual rate of 0.70% of the first $50 million, and 0.50% of average daily net asset value in excess of $50 million of the Aggressive Growth Portfolio; (e) PBA receives from ONI a fee at an annual rate of 0.75% of the first $50 million, 0.70% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Core Growth Portfolio: (f) RSIM receives from ONI a fee at an annual rate of (i) 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income Portfolio, and (ii) 0.64% of the first $100 million, 0.60% of the next $100 million, and 0.55% of the average daily net assets in excess of $200 million of the Small Cap Growth Portfolio; (g) Star receives from ONI fees at an annual rate of (i) 0.55% of the first $50 million and 0.50% of average daily net assets in excess of $50 million of the Strategic Income Portfolio, (ii) 0.75% of the $50 million and 0.70% of average daily net assets in excess of $50 million of the Stellar Portfolio and (iii) 0.65% of the first $50 million and 0.60% of average daily net assets in excess of $50 million of the Relative Value Portfolio; and (h) FIC receives from ONI fees at an annual rate of 0.50% of the first $35 million, 0.35% of the next $65 million, and 0.25% of the average daily net assets in excess of $100 million of each of the Equity Income and Blue Chip Portfolios.

    OHIO NATIONAL FUND, INC.
    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    JUNE 30, 1998 (UNAUDITED)

    Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $2,000 plus $400 for each meeting attended.

    The Fund's transfer agent and dividend paying agent is American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. The Fund's custodian for those portfolios other than the International and Global Contrarian Portfolios is Star Bank, N.A., 425 Walnut Street, Cincinnati. Ohio. The custodian for the International and Global Contrarian Portfolios is Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, Star Bank and Investors Fiduciary Trust Company enter into subcustodial agreements, subject to approval by the Board of Directors.

(4) CAPITAL SHARE TRANSACTIONS Capital share transactions for the six months ended June 30, 1998 and the year ended December 31, 1997 were as follows:

                                           EQUITY               MONEY MARKET              BOND
                                     ----------------------------------------------------------------
                                     6 MONTHS  YEAR ENDED   6 MONTHS  YEAR ENDED   6 MONTHS    YEAR
                                        ENDED   12-31-97     ENDED    12-31-97       ENDED     ENDED
                                      6-30-98               6-30-98                  6-30-98  12-31-97
                                     ----------------------------------------------------------------
Capital shares
  issued on sales.............       436,839   1,099,809   2,223,280  4,006,494   376,264    644,662

Capital shares issued
  on reinvested dividends.....        49,065     574,786      75,298    124,176    69,861    161,245

Capital shares redeemed.......       415,962     752,158   2,288,955  3,767,642   165,213    723,200

                                             OMNI             INTERNATIONAL       CAPITAL APPRECIATION
                                     ----------------------------------------------------------------
                                     6 MONTHS  YEAR ENDED   6 MONTHS  YEAR ENDED   6 MONTHS    YEAR
                                        ENDED   12-31-97     ENDED    12-31-97       ENDED     ENDED
                                      6-30-98               6-30-98                  6-30-98  12-31-97
                                     ----------------------------------------------------------------

Capital shares
  issued on sales............        918,634   1,691,998     634,659  2,422,039   863,818  1,350,471

Capital shares issued
  on reinvested dividends....        120,167     715,507     238,752   1,742,189     56,699  359,011

Capital shares redeemed......        329,092     709,824   1,557,253   1,377,360    253,298  249,388


                                         SMALL CAP            GLOBAL CONTRARIAN     AGGRESSIVE GROWTH
                                     ----------------------------------------------------------------
                                     6 MONTHS  YEAR ENDED   6 MONTHS  YEAR ENDED   6 MONTHS    YEAR
                                        ENDED   12-31-97     ENDED    12-31-97       ENDED     ENDED
                                      6-30-98               6-30-98                  6-30-98  12-31-97
                                     ----------------------------------------------------------------
Capital shares
  issued on sales...........        506,875    1,170,240     235,749     579,754    401,667  767,314

Capital shares issued
  on reinvested dividends...         47,929      131,550      25,988     132,202      2,777   23,559

Capital shares redeemed.....        205,232      320,642     130,781     143,586    126,339  193,560

OHIO NATIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

                                         CORE GROWTH         GROWTH & INCOME             S&P 500
                                     -----------------------------------------------------------------
                                     6 MONTHS  YEAR ENDED   6 MONTHS  YEAR ENDED   6 MONTHS    YEAR
                                        ENDED   12-31-97     ENDED    12-31-97       ENDED     ENDED
                                      6-30-98               6-30-98                  6-30-98  12-31-97
                                     -----------------------------------------------------------------

Capital shares
  issued on sales...................    21,510   1,272,254  1,811,764  1,436,044   2,229,227  1,782,577

Capital shares issued
  on reinvested dividends..........          0         419      9,594     75,471      40,728    187,990

Capital shares redeemed............    167,324     287,167    129,828     56,151     115,302     88,101


                                        SOCIAL AWARE.       STRATEGIC INCOME             STELLAR
                                     -----------------------------------------------------------------
                                     6 MONTHS  YEAR ENDED   6 MONTHS  YEAR ENDED   6 MONTHS    YEAR
                                        ENDED   12-31-97     ENDED    12-31-97       ENDED     ENDED
                                      6-30-98               6-30-98                  6-30-98  12-31-97
                                     -----------------------------------------------------------------
Capital shares
  issued on sales...................  338,601   399,740     83,755     309,296     66,597     262,250

Capital shares issued
  on reinvested dividends...........    1,512    37,565     13,403      16,810      4,848       6,971

Capital shares redeemed.............   47,131    12,616     15,783       6,191      7,094       5,693

                                           RELATIVE VALUE   BLUE CHIP  EQUITY INC. HIGH INCOME S.CAP G.
                                     ------------------------------------------------------------------
                                     6 MONTHS  YEAR ENDED   6 MONTHS  6 MONTHS     6 MONTHS   6 MONTHS
                                        ENDED   12-31-97     ENDED     ENDED         ENDED     ENDED
                                      6-30-98               6-30-98   6-30-98      6-30-98    6-30-98
                                     ------------------------------------------------------------------

Capital shares
  issued on sales.................  301,864      460,646    221,843     200,100     1,000,100  200,100

Capital shares issued
  on reinvested dividends.........    3,623        3,973          0           0             0        0

Capital shares redeemed...........   15,010       12,351          0           0             0        0


The Fund is authorized to issue 250,000,000 of its capital shares. 20,000,000 shares each have been allocated to the Equity, Omni, and International Portfolios, and 10,000,000 are allocated to each of the other portfolios. The remaining 20,000,000 are unallocated at this time.

    OHIO NATIONAL FUND, INC.
    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    JUNE 30, 1998 (UNAUDITED)

(5) COMMITMENTS

    As of June 30, 1998, the International and Global Contrarian Portfolios had entered into forward currency contracts, as set forth below, summarized by currency:

    INTERNATIONAL PORTFOLIO

    SETTLE         CURRENCY TO BE DELIVERED      U.S. $ VAL    CURRENCY TO BE RECEIVED  U.S. & VAL.   UNREALIZED
    DATES           AMOUNT          TYPE         AT 6/30/98    AMOUNT        TYPE       AT 6/30/98    GAIN           LOSS
    -----           ------          ----         ----------    ------------- -----      ----------    ----           -----
    12/21/98       4,350,000  Australian Dollar   2,686,560    2,598,081   U.S. Dollar   2,598,081                 $(88,479)
    09/10/98       8,021,000  Swiss Franc         5,314,736    5,581,806   U.S. Dollar   5,581,806    $267,070
    09/10/98       6,774,945  U.S. Dollar           774,944    1,136,000   Swiss Franc     752,717                  (22,227)
    09/17/98      12,066,000  Deutsche Mark       6,704,079    6,736,995   U.S. Dollar   6,736,994      32,915
    12/17/98       1,812,000  Deutsche Mark       1,011,725    1,008,909   U.S. Dollar   1,008,908                   (2,817)
    09/22/98      16,943,000  French Franc        2,808,853    2,786,512   U.S. Dollar   2,786,512                  (22,341)
    09/22/98       1,652,389  U.S. Dollar         1,652,389    9,846,000   French Franc  1,632,294                  (20,095)
    12/14/98      38,024,000  French Franc        6,332,056    6,436,501   U.S. Dollar   6,436,501     104,445
    10/01/98         332,000  British Pound         556,366      548,361   U.S. Dollar     548,361                   (8,005)
    09/29/98     816,928,000  Japanese Yen        5,946,268    6,669,852   U.S. Dollar   6,669,852     723,584
    09/29/98          10,386  U.S. Dollar            10,386    1,426,000   Japanese Yen     10,380                       (6)
    12/24/98   1,185,815,000  Japanese Yen        8,738,826    8,818,435   U.S. Dollar   8,818,435      79,609
    10/06/98       7,360,000  New Zld Dollar      3,832,721    3,975,254   U.S. Dollar   3,975,254     142,533
                                             --------------                             ------------------------------------
                                                 46,369,909                             47,556,095  $1,350,156    $(163,970)
                                             ==============                             ====================================


    SETTLE         CURRENCY TO BE DELIVERED     U.S. $ VAL   CURRENCY TO BE RECEIVED    U.S. & VAL.   UNREALIZED
    DATES           AMOUNT          TYPE        AT 6/30/98     AMOUNT      TYPE          AT 6/30/98    GAIN          LOSS
    -----           ------          ----        -----------    ------      -----         ----------    ----          -----
    12/23/98         564,000  Swiss Franc           389,503      389,503   U.S. Dollar     389,503     $11,892
    12/17/98         140,000  Deutsche Mark          78,169       77,951   U.S. Dollar      77,951                    $(218)
    12/14/98         392,000  French Franc           66,381       66,381   U.S. Dollar      66,381       1,102
    09/29/98      50,404,000  Japanese Yen          397,947      397,947   U.S. Dollar     397,947      31,066
    12/24/98      44,299,000  Japanese Yen          329,434      329,434   U.S. Dollar     329,434       2,974
    11/13/00      18,480,000  Japanese Yen          173,147      173,147   U.S. Dollar     173,147      23,675
    9/10/98          125,000  Dutch Guilder          61,698       61,698   U.S. Dollar      61,698         1
                                              -------------                             ------------------------------------
                                                  1,425,456                              1,496,061    $70,8236        $(218)
                                              =============                             ====================================
